Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY

Confidential Treatment has been requested for portions of this Exhibit. Confidential portions of this Exhibit are designated by [*****]. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

Execution version

SALE AND PURCHASE CONTRACT

DATED 14TH DECEMBER 2010

BETWEEN

AVIONS DE TRANSPORT REGIONAL

as Seller

AND

CANELA INVESTMENTS LLC

as Buyer

IN RESPECT OF

TWENTY (20) FIRM ATR 72-600 AIRCRAFT

PLUS

TWENTY (20) OPTION ATR 72-600 AIRCRAFT

CONFIDENTIAL TREATMENT REQUESTED

Execution version

ATR 72-600 SALE AND PURCHASE CONTRACT

CONTENTS

Page

1 -	DEFINITIONS AND INTERPRETATION	- 5 -

2 -	SALE AND PURCHASE	- 13 -

3 -	SPECIFICATION CHANGES	- 15 -

4 -	CERTIFICATION & REGULATORY CHANGES	- 17 -

5 -	AIRCRAFT PRICE	- 20 -

6 -	TERMS OF PAYMENT	- 24 -

7 -	[*****]	- 28 -

8 -	PLANT REPRESENTATIVES – INSPECTION	- 29 -

9 -	FIRM AIRCRAFT SUPPLY PROGRAM	- 31 -

10 -	AIRCRAFT ACCEPTANCE PROCEDURE	- 33 -

11 -	TRANSFER OF TITLE, COLLECTION AND FERRY	- 36 -

12 -	EXCUSABLE DELAY	- 37 -

13 -	INEXCUSABLE DELAY	- 39 -

14 -	INSURANCE AND INDEMNITY	- 41 -

15 -	BUYER SPECIFIED EQUIPMENT AND INFORMATION	- 42 -

16 -	CUSTOMER SUPPORT SERVICES, GUARANTEES AND WARRANTIES	- 44 -

17 -	OPTION AIRCRAFT & ADDITIONAL AIRCRAFT	- 46 -

18 -	SUPPLY OF INTERIM CAPACITY	- 47 -

19 -	MISCELLANEOUS	- 51 -

20 -	TAXES	- 52 -

21 -	PATENT INDEMNITY	- 53 -

22 -	TERMINATION	- 55 -

23 -	TERMINATION PROCEDURE	- 57 -

24 -	CONFIDENTIAL NATURE OF CONTRACT AND INFORMATION	- 58 -

25 -	COLLATERAL AGREEMENTS AND REPRESENTATIONS	- 59 -

26 -	ASSIGNMENT OF CONTRACT	- 61 -

27 -	APPLICABLE LAW & ARBITRATION	- 63 -

28 -	NOTICES	- 64 -

EXECUTION PAGE		65

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

Execution version

THIS SALE AND PURCHASE CONTRACT is made this 14th day of December 2010 (the “Contract”)

BETWEEN:

(1)	AVIONS DE TRANSPORT REGIONAL, a “Groupement d’Interêt Economique” governed by the laws of France, identified under number 323 932 236 RCS Toulouse, the head office of which is located at 1, Allée Pierre Nadot, 31712 BLAGNAC CEDEX, FRANCE (hereinafter referred to as “Seller”, which expression shall include its successors or permitted assignees unless the context otherwise requires) on the one part;

AND

(2)	CANELA INVESTMENTS LLC, a limited liability company organized and existing under the laws of Delaware, with its main address at Corporation Trust Center, 1209 Orange Center, Wilmington, U.S.A (hereinafter referred to as the “Buyer”).

(hereinafter referred to as individually the “Party” and collectively the “Parties”)

WHEREAS:

(A)	Seller is a “Groupement d’Intérêt Economique” governed by articles 251-1 and following of the French commercial code;

(B)	The members of Seller are:

(1)	EADS ATR, SA identified under number 393 146 550 RCS Toulouse, the principal office of which is at 1, avenue Didier Daurat, 31703 Blagnac, France; and

(2)	ALENIA AERONAUTICA the principal office of which is at Via dell’Aeronautica snc, Pomigliano d’Arco (NA), Italy.

(C)	Seller wishes to sell and Buyer wishes to purchase on a firm basis twenty (20) ATR 72-600 aircraft and on an optional basis up to twenty (20) ATR 72-600 aircraft.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

Execution version

1 -	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Contract the following words and phrases have the meanings indicated:

“Aircraft”	means one or more, as the context so requires, of the Firm Aircraft and/or Option Aircraft exercised by Buyer and/or Additional Aircraft exercised by Buyer.

“Acceptance Flight Tests”	has the meaning assigned to it in Clause 10.3.

“Additional Aircraft”	means one or more, as the context so requires of the ten (10) ATR 72-600 aircraft that Buyer has the right to acquire in accordance with the terms of Appendix O (Additional Aircraft) and as more particularly described in Appendix A (Specification).

“Additional Aircraft Scheduled Delivery Date”	means, in respect of each Additional Aircraft, the scheduled delivery date of that Additional Aircraft provided in a notice from Seller to Buyer in accordance with Clause 4 of Appendix O (Additional Aircraft), as it may be modified pursuant to the terms herein.

“ANAC”	means the Agencia Nacional de Aviação Civil (ANAC) of Brazil.

“ATC”	means ATR Training Center located at Seller’s headquarters in France.

“ATR 72-200 Specific Spare Parts”	has the meaning assigned to it in Clause 18.5.1.

“ATR 72-200 Trade-In Spares”	has the meaning assigned to it in Clause 18.5.3.

“ATR 72-212A Type Certificate”	means a certificate issued by the DGAC as primary certification authority under N° TC 176 and transferred to EASA under number A.084, that certifies that the ATR72-212A aircraft type complies with the applicable type certification basis and environmental protection requirements when operated within the conditions and limitations specified on the associated type certificate data sheet (TCDS) N°A.084.

“Authorisation”	means an authorization, consent, approval, resolution, licence, exemption, filing, notarization or registration.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

Execution version

“Authorised Representative”	means an individual having full power and authority to sign on behalf of Buyer, as demonstrated by its by-laws, power of attorney, or being named as so authorized on a secretary’s or assistant secretary’s certificate list provided by Buyer, or, an individual having full power and authority to sign on behalf of Seller, as demonstrated by evidence of such authority if requested.

“Balance Payment”	has, in respect of each Aircraft, the meaning assigned to it in Clause 6.2.8.

“Base Purchase Price”	has, in respect of each Aircraft, the meaning assigned to it in Clause 5.1.

“Bill of Sale”	means, in respect of each Aircraft, a document in respect of the Aircraft issued at the time of transfer of title to the Aircraft from Seller to Buyer in accordance with Clause 11 (Transfer of Title, Collection and Ferry) in, or substantially in, the form set out in Appendix S (Form of Aircraft Bill of Sale).

“Business Days”	means days on which banks in New York City, Paris and Sao Paulo are open for transactions of a commercial banking business.

“Buyer Affiliate”	means, with respect to Buyer, any affiliate, subsidiary and/or parent company in Brazil or in the United States of America, including but not limited to the Operator.

“Buyer Default”	has the meaning assigned to it in Clause 22.2.

“Buyer Installed Equipment” or “BIE”	means any equipment, parts, components purchased by Buyer and installed on the aircraft by Buyer on or after Delivery.

The following parts are considered BIE: First aid kit, medical kit, bio-hazard kit, jungle kit, wheelchair, emergency instruction cards, Braille emergency instruction cards, passenger fife vests and any other similar equipment that Buyer must install on the Aircraft to satisfy operational requirements necessary to obtain a certificate of airworthiness issued by ANAC.

“Buyer Furnished Equipment” or “BFE”	means the equipment (if any) listed as Buyer Furnished Equipment in Appendix A (Specification).

“Certificate of Acceptance”	means, in respect of each Aircraft, a certificate issued at the time of acceptance at Seller’s works in accordance with Clause 10 (Aircraft Acceptance Procedure) in, or substantially in, the form set out in Appendix R (Form of Aircraft Certificate of Acceptance).

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

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“Change”	means a change to the Specification or Aircraft required by Buyer’s regulatory authorities, as more fully described in Clause 4.4.

“Commitment Letter”	has the meaning assigned to it in Clause 10.8.

“Country of Registration”	means, in respect of each Aircraft, the country of registration of such Aircraft.

“Delivery Date”	means, in respect of each Aircraft, the actual date on which that Aircraft is delivered to and accepted by Buyer.

“Development Change”	means a change to the Specification or Aircraft implemented by Seller, as more fully described in Clause 3.2.

“Dollars”, “US$” or the sign “$”	means the lawful currency for the time being of the United States of America.

“DGAC”	means the Direction Générale de l’Aviation Civile of the Transport Ministry of France.

“EASA”	means the European Aviation Safety Agency of the European Community.

“Euros”, or the sign “€”	means the lawful currency for the time being of France.

“Excusable Delay”	has the meaning assigned to it in Clause 12.1.

“Export Certificate of Airworthiness”	means, in respect of each Aircraft, a certificate of airworthiness for export valid for the transport category (passenger) as issued by the DGAC by delegation and in compliance with EASA regulations.

“Fifth Pre-Delivery Payment”	means, in respect of each Aircraft, the payment to be made by Buyer to Seller in accordance with Clause 6.2.5 for an amount equal to [*****] of the Base Purchase Price of that Aircraft.

“Firm Aircraft”	means one or more, as the context so requires, of the twenty (20) ATR 72-600 aircraft to be firmly acquired hereunder and as more particularly described in the Specification in Appendix A (Specification).

“Firm Aircraft L/C”	has the meaning assigned to it in Clause 6.2.1.2

“First Pre-Delivery Payment”	means, in respect of each Aircraft, the payment to be made by Buyer to Seller in accordance with Clause 6.2.1 for an amount equal to [*****] of the Base Purchase Price of that Aircraft.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

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“Firm Aircraft Scheduled Delivery Date”	means, in respect of each Firm Aircraft, the scheduled delivery date of that Firm Aircraft as specified in Clause 9.1 and as it may be modified pursuant to the terms herein.

“Fourth Pre-Delivery Payment”	means, in respect of each Aircraft, the payment to be made by Buyer to Seller in accordance with Clause 6.2.4 for an amount equal to [*****] of the Base Purchase Price of that Aircraft.

“Inexcusable Delay”	has the meaning assigned to it in Clause 13.1.

“Inspection and Acceptance Manual”	has the meaning assigned to it in Clause 10.1.

“Interface Problem”	has the meaning given to it in Clause 3.1 of Appendix E (Warranties).

“IP Conference”	has the meaning given to it in Clause 2.3 of Appendix D (Spare Parts Procurement).

“IP Data”	has the meaning given to it in Clause 2.2 of Appendix D (Spare Parts Procurement).

“IP Purchase Orders”	has the meaning given to it in Clause 2.1 of Appendix D (Spare Parts Procurement).

“IP Spares”	has the meaning given to it in Clause 2.1 of Appendix D (Spare Parts Procurement).

“Manuals”	has the meaning assigned to it in Clause 16.2.

“Manufacturer”	means Avions de Transport Regional (or ATR).

“Members”	means the members of ATR, currently EADS ATR and ALENIA AERONAUTICA.

“Option Aircraft”	means one or more, as the context so requires of the ten (10) ATR 72-600 aircraft that Buyer has the option to acquire in accordance with the terms of Appendix N (Option Aircraft) and as more particularly described in Appendix A (Specification).

“Option Aircraft Scheduled Delivery Date”	means, in respect of each Option Aircraft, the scheduled delivery date of that Option Aircraft as specified in Clause 4 of Appendix N (Option Aircraft) and as it may be modified pursuant to the terms herein.

“Operator”	means the operator of the Aircraft, being AZUL LINHAS AÉREAS BRASILEIRAS S/A a company incorporated under the laws of Brazil, the registered office of which is located at Alameda Surubiju, 2010 – Alphaville Industrial, Barueri, Sao Paulo, BRAZIL.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

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“Option Notification Date”	has, in respect of each Option Aircraft, the meaning assigned to it in Clause 2.1 of Appendix N (Option Aircraft).

“Purchase Price”	has, in respect of each Aircraft, the meaning assigned to it in Clause 5.2.

“Pre-Delivery Payment”	means, as the context so requires, any or all of the First Pre-Delivery Payment, Second Pre-Delivery Payment, Third Pre-Delivery Payment, Fourth Pre-Delivery Payment and Fifth Pre-Delivery Payment to be paid by Buyer to Seller in respect of the Aircraft.

“Purchase Right Exercise Notice”	has, in respect of each Additional Aircraft, the meaning assigned to it in Clause 2.1 of Appendix O (Additional Aircraft).

“Regulatory Change”	has the meaning assigned to it in Clause 4.3.

“Scheduled Delivery Date”	means, as the context so requires, the Firm Aircraft Scheduled Delivery Date and/or the Option Aircraft Scheduled Delivery Date and/or the Additional Aircraft Scheduled Delivery Date.

“Scheduled Inspection Date”	means, with respect to each Aircraft, the day being [*****] Business Days prior to the Scheduled Delivery Date of any such Aircraft.

“Second Pre-Delivery Payment”	means, in respect of each Firm Aircraft, the payment to be made by Buyer to Seller in accordance with Clause 6.2.2 for an amount equal to [*****] of the Aircraft Purchase Price of that Aircraft.

“Seller Default”	has the meaning assigned to it in Clause 22.3.

“Seller Part”	means, in respect of each Aircraft, each part and component of that Aircraft airframe that is designed and / or manufactured by Seller, that bears Seller’s “S” part number, and, for the purpose of Appendix E (Warranties).

“Seller’s Account”	means the bank account detailed in Appendix K (Payment Instructions), or such other account as Seller may notify in writing from time to time to Buyer in accordance with the terms of such Appendix.

“Seller’s Warranties”	means, in respect of each Aircraft, the warranties granted by Seller under Clause 1 of Appendix E (Warranties).

“Seller’s Warranty Period”	means, in respect of each Aircraft, the duration of Seller’s Warranties and has more specifically the meaning given to it in Clause 1.4 of Appendix E (Warranties).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

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“Spare Parts Catalogue”	has the meaning given to it in Clause 6.1 of Appendix D (Spare Parts Procurement).

“Specification”	means the Technical Specification, as amended to incorporate the agreed changes set forth in Appendix A (Specification) and any subsequent Development Change or SCN in accordance with the terms of this Contract.

“Specification Change Notice” or “SCN”	means a written change to the Specification, as more fully described in Clause 3.1.

“Start-up Conversion Credit Memorandum”	has the meaning given to it in Clause 5.2 of Appendix H (Start-Up Team)

“Support Period”	has the meaning given to it in Clause 1.2 of Appendix D (Spare Parts Procurement).

“Taxes”	means any present or future tax, VAT, levy, impost, duty, fees, assessment, withholding taxes or other charge of whatever nature and however arising in any country (including without limitation any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“Technical Acceptance Documents”	means the documents listed in Appendix C (List of Documents Exchanged At Aircraft Acceptance) to be remitted by Seller to Buyer on or prior to the signature of the Certificate of Acceptance by Buyer.

“Technical Publications”	has the meaning given to it in Clause 1.1 of Appendix F (Technical Publications).

“Technical Specification”	means the ATR 72-600 technical specification defined in reference document DO/T 3864/07 dated May 2008 or its latest update, which defines an aircraft powered by two Pratt & Whitney PW127M engines with Hamilton Standard 568F six bladed propellers.

“Third Pre-Delivery Payment”	means, in respect of each Aircraft, the payment to be made by Buyer to Seller in accordance with Clause 6.2.3 for an amount equal to [*****] of the Base Purchase Price of that Aircraft.

“Training Conference”	has the meaning given to it in Clause 1.4 of Appendix J (Training).

“Training Conversion Credit Memorandum”	has the meaning given to it in Clause 5.2 of Appendix J (Training).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

“Used Aircraft”	means one or more, as the context so requires, of the interim aircraft to be supplied by Seller to Buyer as detailed in Clause 18.1.

“Used Aircraft [*****]”	means, in respect of each Aircraft, the payment to be made by Buyer to Seller in accordance with Appendix P (Used Aircraft Operating Lease Terms) for an amount [*****] per Used Aircraft.

“Vendor”	means, collectively or individually, as the context may allow or require, the engine manufacturer, the propeller manufacturer, the landing gear manufacturer and all other manufacturers of parts other than Seller Parts.

“Vendor Part”	means each part, component or accessory (including the engines, the propellers and the landing gears) that is designed and / or manufactured by a Vendor, selected by Seller for installation in the Aircraft, and that bears the Vendor’s part number.

“Vendor Warranties”	has, in respect of each Aircraft, the meaning given to it in Clause 2.1 of Appendix E (Warranties).

“Vendor Warranty Manual”	means the manual compiling details of the warranties granted by the Vendors to all ATR aircraft operators including Buyer.

“Vendor Warranty Period”	has, in respect of each Aircraft, the meaning given to it in Clause 2.1 of Appendix E (Warranties).

“Warranty Claim”

means a claim made by Buyer under Clause 1 of Appendix E (Warranties) and which shall be in Seller’s form or, if Buyer so prefers, in its own form, provided such form contains at least the following data:

(a)    Description of defect and action taken, if any.

(b)    Date of incident and/or of removal date.

(c)    Description of the defective part.

(d)    Part Number (P/N).

(e)    Serial Number (S/N).

(f)     Position on Aircraft, according to the Catalogue Sequence Number (CSN) of the Illustrated Parts Catalogue (IPC).

(g)    Total flight hours or calendar time as applicable.

(h)    Time since last overhaul (TSO).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

Execution version

(i)     Aircraft registration number.

(j)     Aircraft total Flight Hours and/or number of landings.

(k)    Location to which warranty item should be returned.

(l)     Claim number.

(m)   Date of claim.

(n)    Delivery date of Item to Buyer

1.2	Interpretation

In the interpretation of this Contract, unless the context otherwise requires:

(a)	References to Clauses or Appendices are to Clauses or Appendices of this Contract.

(b)	Headings are inserted for convenience only and shall not affect the construction of this Contract or the Appendices.

(c)	Unless the context otherwise requires, words importing the singular number include the plural number and vice versa.

(d)	Unless the context otherwise requires, words importing the masculine gender shall include the feminine and neuter gender and vice versa.

(e)	References to other documents include those documents as may be amended from time to time.

(f)	Appendices hereto and any documents therein referred to shall be taken, read and construed as an essential and integral part of this Contract.

(g)	References to acts, statutes and law includes laws, legislation, statutes amending, consolidating and replacing the statutes referred to and all regulations, rules, by-laws made under those acts, statutes or law.

(h)	Reference to a Party to this Contract includes a reference to its successors and permitted assigns.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

2 -	SALE AND PURCHASE

2.1	Subject to the terms and conditions set forth in this Contract, Seller agrees to sell and deliver and Buyer agrees to purchase and take delivery of twenty (20) Firm Aircraft upon the terms and conditions contained in this Contract.

In addition, subject to the terms and conditions set forth in this Contract, Buyer may acquire the Option Aircraft and the Additional Aircraft from Buyer.

The sale and purchase of spare parts is dealt with in Appendix D (Spare Parts Procurement) attached hereto.

2.2	Each Aircraft shall:

2.2.1	Be constructed to the standard defined in the Specification in accordance with and under the relevant DGAC Part 21 approval in compliance with EASA regulations;

2.2.2	Be inspected, tested and found conform to the ATR 72-212A Type Certificate (as evidenced by the issuance of an Export Certificate of Airworthiness);

2.2.3	Be inspected, tested and found conform to the Brazilian type certificate N° EA-9312 (as evidenced by the relevant Export Certificate of Airworthiness or, as applicable, the relevant EASA Form 52 (Aircraft Statement of Conformity) issued for any such Aircraft);

2.2.4	Be offered for acceptance with an Export Certificate of Airworthiness together with all relevant documentation to be supplied under this Contract and in a condition:

(i)	Allowing its inclusion on the aeronautic register of the Brazilian ANAC (the “Registro Aeronáutico Brasileiro”) and qualifying for the issuance of a certificate of airworthiness issued by ANAC, subject always to Buyer installing the BIE in order for such certificate of airworthiness to be issued;

(ii)	Complying with the performance requirements set forth in each category of Appendix L (Performance Guarantee), subject to the provisions of said Appendix L, including but not limited to Clause 1 thereof.

2.2.5	Meet the following conditions at Delivery:

(i)	Have all installed parts that are newly manufactured;

(ii)	Have no calendar life limit parts with [*****] of its life limit available at delivery on structure and main elements;

(iii)	Have no calendar or time limited cabin safety equipment (such as oxygen bottles, life vests, extinguisher) and engine extinguishers with more than [*****] months variation on remaining life on Delivery between any same part number installed on the Aircraft;

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

Execution version

(iv)	Have components with same or higher modification status than the previous delivered Aircraft, unless:

•	There is a delay in the delivery of each such Aircraft by reason of Excusable Delay or Inexcusable Delay which causes the delivery of each such Aircraft to occur after the delivery of another Aircraft originally scheduled to be delivered after each such Aircraft; or

•	The Specification of each such Aircraft is different from the previous Aircraft pursuant to the implementation of (i) an SCN in accordance with Clause 3.1 hereof or (ii) a Regulatory Change or (iii) a Change and such Specification change has the effect for each such Aircraft to have a lower modification status than the previous delivered Aircraft;

(v)	Have all mandatory modifications embodied with no repetitive inspections or terminating actions to be performed after Delivery, unless the relevant terminating action to cure any repetitive inspection is not available at the time of Delivery.

2.2.6	At the time of transfer of title to Buyer, be free and clear of any lien, mortgage, charge, deed of trust, encumbrance, pledge, hypothecation, judicial attachment or seizure, license, assignment by way of security or security interest howsoever created or arising.

2.3	A copy of the Technical Specification has been signed for the purpose of identification by or on behalf of the parties.

2.4	In case of contradiction and/or inconsistency between the Technical Specification and any other part of this Contract, this Contract shall prevail.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

Execution version

3 -	SPECIFICATION CHANGES

3.1	Specification Changes Notices

3.1.1	Changes to the Specification shall be made only by a Specification Change Notice (“SCN”), which shall be delivered by Seller to Buyer and which shall set forth in sufficient details:

(i)	The particular changes to be made therein;

(ii)	The effect, if any, of such changes on design, performance, weight, balance, authorised payload, zero fuel weight, interchangeability, date of delivery; and

(iii)	The cost to Buyer (if any) of such SCN quoted in economic conditions reflecting a theoretical delivery on the date of signature of such SCN.

The SCN shall be binding upon each party when approved and signed by their Authorised Representatives.

3.1.2	Payment for and in respect of any change detailed in any effective SCN shall be effected as follows:

(a)	Upon signature of a SCN by both Buyer and Seller, Buyer shall pay to Seller such proportion of the cost of performing the change detailed in such SCN equal to the proportion of the Base Purchase Price of the Aircraft as has been paid up to and including the date on which such SCN is last signed, and

(b)	The balance of the modification price shall be paid according to the same terms and conditions as stated in Clause 6 (Terms of Payment) hereafter and the Base Purchase Price shall be deemed increased by the amount of the modification price.

3.1.3	Buyer may request a change to the Specification by notice in writing to Seller. If Buyer’s requested change requires preliminary studies, mock-ups and similar work, Seller shall, as promptly as practicable, provide Buyer with a firm quotation of the cost of such studies, mock-ups and similar work. After approval by Buyer of such firm quotation, Seller shall perform the preliminary studies, mock ups and similar work at Buyer’s expense, whether the latter subsequently agrees or not to the change.

In the event Buyer does not agree to implement the initially requested change, the expenses specified in the firm quotation for the preliminary work, mock-ups and / or similar work approved by Buyer shall be paid by Buyer to Seller upon submission of Seller’s invoice. In the event Buyer agrees to the change and thereby executes an SCN, the expenses specified in the firm quotation for the preliminary work, mock-ups and / or similar work approved by Buyer shall be added to the cost of the Buyer requested SCN.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

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Should a change to the Specification involve a subsequent equipment substitution giving rise to an increase in the cost or to termination charges for Seller, such increase or charges shall be borne [*****]

3.2	Development Changes

3.2.1	The Technical Specification may also be revised without Buyer’s consent to incorporate development changes (the “Development Changes”) if such Development Changes do not have a material adverse effect on price, delivery, guaranteed performance hereunder (or any other guaranteed element hereunder), weight or balance, structural integrity, operational safety, ease of maintenance of the Aircraft or parts interchangeability or replaceability requirements.

Development Changes are changes deemed necessary by Seller to correct defects, improve the Aircraft, prevent delay or ensure compliance with this Contract.

3.2.2	Seller shall promptly but no later than [*****] before the Scheduled Inspection Date of any Aircraft (or immediately if such Development Change is embodied on any Aircraft less than [*****] before its Scheduled Inspection Date), notify Buyer in writing of all Development Changes made pursuant to this Clause 3.2 and affecting any such Aircraft, and provide, in reasonable detail, details of the effect changes on design, design weights, authorised payload, performance and parts interchangeability requirements. Seller shall also supply to Buyer the modified pages of the Technical Specification if any.

3.2.3	For the avoidance of doubt, any cost arisen from or in connection with any Development Changes shall be borne [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

Execution version

4 -	CERTIFICATION & REGULATORY CHANGES

4.1	Seller represents that, at the date of execution of this Contract and on each subsequent successive Delivery Date:

(i)	It has obtained the ATR 72-212A Type Certificate for the ATR 72-212A variant commercially known as ATR 72-500 and its validation in particular by the “Registro Aeronautico Italiano” (R.A.I.) of Italy, and the “Federal Aviation Administration” (F.A.A.) of the United States of America;

The representations made in this Clause 4.1 are made by Seller on the date of execution of this Contract and on each subsequent Delivery Date.

4.2	Seller also represents that, on each Delivery Date:

(i)	It will have obtained, at its own cost and expense, the certification by the EASA and by ANAC (through their inclusion in the relevant type certificate data sheet) for any and all non-optional changes between the ATR 72-212A variant commercially known as ATR 72-600 and the ATR 72-212A variant commercially known as ATR 72-500 (such ATR 72-212A variant commercially known as ATR 72-500 being already certified by EASA and ANAC);

(ii)	All the options and SCNs listed in Appendix “A” (Specification) will be certified by EASA and by ANAC;

(iii)	Any Development Change made by Seller or SCNs issued after execution hereof in accordance withy the provisions of this Clause 4 and embodied on the Aircraft will be certified by EASA and by ANAC; and

(iv)	It will obtain for each Aircraft an Export Certificate of Airworthiness in accordance with Clause 2.2.4 hereof.

The representations made in this Clause 4.2 shall be made by Seller on each Delivery Date.

4.3	Buyer acknowledges and agrees that in the event any requirement, regulation or mandate of the DGAC and / or EASA or any interpretation thereof becomes effective between the date of this Contract and the Delivery Date of any Aircraft which has the effect of requiring any changes or modifications to the Specification or to any work carried out or to be carried out in the manufacture of any such Aircraft or the spares or to the testing or to the certification or to the approvals required with respect thereto (the “Regulatory Change”), Seller shall, without any obligation or requirement to secure the permission or consent of Buyer, make such changes or modifications to the Specification, the Aircraft, the spares, or carry out such testing, and:

4.3.1	Seller shall provide Buyer with written notice of each such Regulatory Change and Buyer and Seller shall execute a SCN stating the change or modifications to the Aircraft or the spares or the testing required and the proposed adjustment to the Aircraft price, if any, necessitated by such change, modification or testing, which SCN shall be binding on both Parties.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

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4.3.2	In the case of a Regulatory Change applicable to the Aircraft and not applicable to any aircraft other than the ATR aircraft in the [*****] passenger transport turboprop aircraft category certified under EASA regulations, the costs of all changes, modifications and testing required by such Regulatory Change shall be [*****]

4.3.3	In the case of a Regulatory Change applicable to Aircraft and to other aircraft in the [*****] passenger transport turboprop aircraft category certified under EASA regulations, the costs of all changes, modifications and testing required by such Regulatory Change shall be [*****]

4.3.4	Seller shall provide Buyer with written notice of each such Regulatory Change and Buyer and Seller shall execute a SCN stating the change or modifications to the Aircraft or the spares or the testing required by such change, modification or testing, which SCN shall be binding on both parties.

Seller represents that as of the date hereof it is not aware of any proposed or confirmed amendment and / or modification of any requirement, regulation or mandate of the DGAC and / or EASA or any interpretation thereof or Notice of Proposed Amendment (or equivalent document issued by DGAC and / or EASA) that would, if adopted, constitute or give rise to or require a Regulatory Change for the Aircraft.

4.3.5	Prior to the delivery of any Aircraft, Seller shall be entitled to fly any such Aircraft and to use any part thereof for such period or periods as shall be necessary in connection with DGAC and / or EASA requirements related to the Aircraft and Seller shall be under no liability to Buyer in respect of any use or depreciation of any such Aircraft occasioned thereby, so as long as such use or depreciations are not caused by the gross negligence or wilful misconduct of Seller.

For the avoidance of doubt, Seller shall, without any obligation or requirement to secure the permission or consent of Buyer, make all changes, modifications and testing required pursuant to any requirement, regulation or mandate of the DGAC and / or EASA or any interpretation thereof being issued or becoming effective on or prior to the date of this Contract and [*****]

4.4	In the event any modification related to the Specification of any Aircraft or any change, addition or modification to any Aircraft (the “Changes”) is required either:

(i)	By ANAC for the validation of the DGAC Type Certificate, or

(ii)	By ANAC or any other authority of the Operator in order to satisfy operational regulations or laws of the country or the countries concerned, subsequent to the date of this Contract and enforceable prior to the delivery of any such Aircraft; or

(iii)	Pursuant to any regulation, or interpretation thereof, promulgated in Brazil subsequent to the date of this Contract and enforceable prior to the delivery of any such Aircraft,

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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and provided Buyer has notified Seller of the necessity of these Changes with reasonable advance notice to enable their embodiment to any such Aircraft prior to delivery, then the parties will sign an SCN, setting forth in detail the Changes to be made, and their effects, if any, on guaranteed performance or other characteristics of any such Aircraft, price of any such Aircraft, if any, and time of delivery and the cost thereof shall be [*****]

4.5	Seller shall not be bound to make any modification to the Aircraft consequent on any requirements of the DGAC being issued or becoming effective after the date hereof except insofar as it may be required to do so under the provisions of this Clause 4.

4.6	Any postponement of the Scheduled Delivery Date due to modifications made pursuant to this Clause 4 shall be deemed Excusable Delay within the meaning of Clause 12 (Excusable Delay).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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5 -	AIRCRAFT PRICE

5.1	The base purchase price for each Aircraft (the “Base Purchase Price”) manufactured according to the Specification is [*****]

This Base Purchase Price is established for a theoretical delivery date in [*****]

5.2	The Base Purchase Price for each Aircraft shall be adjusted to determine the purchase price for each Aircraft (the “Purchase Price”), as follows:

5.2.1	[*****] set out in Clause 5.3 hereto; and

5.2.2	To include the price of any and all SCNs executed after signature of this Contract in accordance with the provisions of Clause 3 (Specification Changes) and Clause 4 (Certification & Regulatory Changes) hereof, which price shall be adjusted, if applicable, at the time of delivery in accordance with Seller’s standard SCN price adjustment formula set out in Clause 5.4 hereof; and

5.2.3	To include any other amounts forming part of Purchase Price in accordance with provisions of this Contract.

5.3	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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5.4	The price of any SCN shall be varied in respect of changes in economic conditions from a theoretical delivery at the date of signature of any such SCN up to and including and the Delivery Date of the Aircraft where such SCN is implemented, which variation shall be calculated in accordance with the following formula:

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

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5.5	If the basis upon which the indices referred to in Clause 5.3 and 5.4 above have been calculated are amended or if the said indices are revised or withdrawn from publication the parties hereto shall agree a revised formula which shall have substantially the same effect as that specified herein.

In case the parties cannot reach an agreement for a revised formula, a mutually agreed, single independent arbitrator shall calculate a revised formula, which, insofar as possible and in the opinion of the arbitrator, would lead in application to the same adjustment result. The decision of such arbitrator shall be final and binding upon the parties.

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6 -	TERMS OF PAYMENT

6.1	In accordance with the Heads of Agreement dated July 16th 2010 entered into by and between Seller and Buyer, Buyer has paid to Seller a [*****] in the amount of [*****] in respect of each of the Firm Aircraft [*****] to and including [*****], which amount shall be credited against the First Pre-Delivery Payment for such Aircraft due pursuant to Clause 6.2.1.

6.2	Payment of the balance of the Purchase Price for each Aircraft shall be made according to the following schedule:

6.2.1	First Pre-Delivery Payment

6.2.1.1	[*****] from execution of this Contract, Buyer shall, in respect of each Aircraft, pay to Seller the First Pre-Delivery Payment to Seller’s Account.

6.2.1.2	Alternatively, and with respect to each Firm Aircraft only (that is for the avoidance of doubt with respect to the Aircraft [*****] only), Buyer may elect to pay the First Pre-Delivery Payment according to the following scheme:

•	[*****] of the Base Purchase Price of each such Firm Aircraft) [*****] from execution of this Contract; and

•	[*****] of the Base Purchase Price of each such Firm Aircraft) [*****] from execution of this Contract,

(i)	[*****]

(ii)	[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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6.2.1.3	For the avoidance of doubt, any payment made by Buyer to Seller for any Firm Aircraft pursuant to Clause 6.1 above shall be credited towards the First Pre-Delivery Payment of any such Firm Aircraft.

6.2.2	Second Pre-Delivery Payment

[*****] prior to the Scheduled Delivery Date of each Aircraft, Buyer shall, in respect of such Aircraft, pay to Seller the Second Pre-Delivery Payment to Seller’s Account.

6.2.3	Third Pre-Delivery Payment

[*****] prior to the Delivery Date of each Aircraft, Buyer shall, in respect of such Aircraft, pay to Seller the Third Pre-Delivery Payment to Seller’s Account.

6.2.4	Fourth Pre-Delivery Payment

[*****] prior to the Scheduled Delivery Date of each Aircraft, Buyer shall, in respect of such Aircraft, pay to Seller the Fourth Pre-Delivery Payment to Seller’s Account.

6.2.5	Fifth Pre-Delivery Payment

[*****] prior to the Scheduled Delivery Date of each Aircraft, Buyer shall, in respect of such Aircraft, pay to Seller the Fifth Pre-Delivery Payment to Seller’s Account.

6.2.6	Upon payment by the Operator of the First Deposit (as further defined in Appendix P (Used Aircraft Operating Lease Terms) hereof) for any Used Aircraft, Seller shall credit the Used Aircraft [*****] relating to any such Used Aircraft towards payment of the next due Pre-Delivery Payment relating to the first Firm Aircraft.

In the event that the First Deposit for any Used Aircraft has been paid prior to execution of this Contract, Seller shall credit the Used Aircraft [*****] relating to any such Used Aircraft towards payment of the First Pre-Delivery Payment relating to the first Firm Aircraft.

6.2.7	Should the due date for payment of any Second Pre-Delivery Payment and/or Third Pre-Delivery Payment and/or Fourth Pre-Delivery Payment and/or Fifth Pre-Delivery Payment be on a date prior to the execution of this Contract, then such Second Pre-Delivery Payment and/or Third Pre-Delivery Payment and/or Fourth Pre-Delivery Payment and/or Fifth Pre-Delivery Payment shall, as appropriate, become due within [*****] from execution of this Contract.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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6.2.8	The remaining balance of the Purchase Price for each Aircraft (the “Balance Payment”) shall be payable upon [*****] for such Aircraft as provided for in Clause 10 (Aircraft Acceptance Procedure). Seller shall furnish to Buyer no later than [*****] prior to the Scheduled Delivery Date of such Aircraft a proforma invoice setting forth the estimated Purchase Price for such Aircraft.

6.2.9	For the sake of clarity, any postponement in the Scheduled Delivery Date of the Aircraft pursuant to the provisions of this Contract, including in particular but without limitation, Clauses 3 (Specification Changes), 4 (Certification & Regulatory Changes), 10 (Aircraft Acceptance Procedure), 12 (Excusable Delay), 13 (Inexcusable Delay), 15 (Buyer Specified Equipment and Information), and 22 (Termination) hereof, will, unless such delay results from a default by Buyer, postpone accordingly the payment by Buyer to Seller of any advance payment due by Buyer to Seller pursuant to Clause 6.2.2, 6.2.3, 6.2.4 and 6.2.5 hereof.

6.3	All payments due under this Contract shall be made in accordance with the provisions of Appendix K (Payment Instructions) hereto.

6.4	All payments and charges to be made by Buyer under this Contract shall be made on the due date in immediately available funds by swift transfer or, in case no due date is stipulated, within [*****] after invoice date. Buyer shall cause payments to be remitted so that Seller receives credit for the full amount of such payment on the due date.

6.5	All payments due to Seller hereunder shall be made in full, without set-off, counterclaim, recoupment, deduction or withholding of any kind. Consequently, Buyer shall procure that the sums received by Seller under this Contract shall be equal to the full amounts expressed to be due to Seller hereunder, without deduction or withholding on account of and free from any and all taxes (including any tax required to be deducted or paid under the laws of Buyer’s jurisdiction in respect of the amount paid Buyer to Seller), levies, imposts, dues or charges of whatever nature.

6.6	If Buyer is compelled by law to make any such deduction or withholding, Buyer shall pay such additional amounts as may be necessary in order that the net after-tax amount received by Seller after such deduction or withholding shall equal the amounts which would have been received in the absence of such deduction or withholding and pay to the relevant taxation or other authorities within the period for payment permitted by applicable law, the full amount of the deduction or withholding.

6.7	In case of a late payment of any amount of money due by Buyer under this Contract and without prejudice to any other of Seller’s rights or remedies, Buyer shall pay interest at a default per annum rate equal to [*****] which interest rate shall apply to any amount outstanding after the relevant payment date and until the actual date of receipt of the payment by Seller, such interest being calculated on a daily basis. In addition, Buyer shall reimburse all costs and expenses (including legal costs) incurred by Seller in the collection of any overdue amount.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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6.8	The acceptance of any payment by Seller after it is due shall not be deemed to be a waiver of any breach by Buyer of its obligations under this Contract.

6.9	For the sake of clarity, Buyer acknowledges and agrees that Pre-Delivery Payments are installment payments of the Purchase Price of the Aircraft and are not deposits, cash collateral or other collateral security for Buyer’s obligations under this Contract. Once paid, all Pre-Delivery Payments are the property of Seller and may be commingled by it with its and its affiliates’ other funds, with no interest payable with respect thereto.

6.10	Buyer shall not, by virtue of anything contained in this Contract (including, without limitation, any Pre-Delivery Payments hereunder, or any designation or identification by Seller of particular aircraft as an Aircraft to which any of the provisions of this Contract refer), acquire any proprietary or any insurable interests in any Aircraft prior to delivery of and payment for such Aircraft as provided in this Contract.

6.11	In addition to any other rights and remedies available to Seller hereunder, Seller shall not be obligated to tender delivery of any Aircraft to Buyer, and shall have no further liability to Buyer with respect thereto, if and so long as Buyer fails to make any Pre-Delivery Payment pursuant to the foregoing provisions of this Clause 6 for any Aircraft at the time and in the amount specified in this Contract and such failure shall continue unremedied for [*****] or more from receipt by Buyer of a written demand from Seller requesting such payment.

6.12	Nothing in this Clause 6 shall require Buyer to account to Seller for taxes on income or profits assessed on Seller by the relevant tax authorities.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

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7 -	[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

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8 -	PLANT REPRESENTATIVES - INSPECTION

8.1	The Aircraft will be manufactured in accordance with the regulations applicable in the country of Seller, subject however to the provisions of Clause 2.2.1. The Aircraft will be inspected exclusively under Seller’s inspection systems, as approved by the DGAC in compliance with EASA regulations.

8.2	Buyer shall have the right to, at all reasonable times, appoint one or more duly authorised resident inspector(s) at Seller’s plant who can inspect the manufacturing process and the work in progress and who will have access to such relevant technical data as is reasonably necessary to carry out said inspection.

Seller shall authorise or procure for said resident inspector(s) to visit Seller’s facilities and, if possible, those of its suppliers and subcontractors at all reasonable times during normal business hours. Such inspection shall be performed in such manner as not to delay or hinder the construction or manufacture of the Aircraft or the performance of this Contract by Seller or any other work in progress in the respective facilities.

The actual detailed inspection of the Aircraft shall only take place in the presence of the inspection personnel of Seller, according to a procedure to be agreed upon with Buyer in the Inspection and Acceptance Manual, under which Buyer shall have all reasonable access to the Aircraft at any time during the final assembly process and written production data relating to the Aircraft as he may reasonably require.

In particular, Seller shall, no later than [*****] prior to the Scheduled Inspection Date of any Aircraft, make available to Buyer a report detailing the configuration and modification status of any such Aircraft. This report shall include a list of all major assemblies with associated part numbers and serial numbers, current equipment list with associated part numbers, serial numbers and modification status, current modification list and any other available Aircraft configuration status.

8.3	Buyer’s representatives shall address any of their observations, comments, doubts, or requests to Seller’s inspection personnel. Seller will take all required actions to satisfactorily address all Buyer’s justified requests and observations, being understood that Seller shall never be liable to take any action other than provided for under this Contract.

8.4	If access to any part of said facilities where construction is in progress is restricted for security reasons, Seller shall be allowed a reasonable time to make the items available for inspection, elsewhere if possible.

8.5	Buyer shall bear all expenses in connection with transport, subsistence, insurance and salary of such resident inspector(s). Seller shall furnish, at no cost to Buyer, suitable office space, office furniture and office facilities (telephone, telefax, copying machine, printer and the like) in order to enable Buyer’s representatives to fulfil their task properly.

8.6	BUYER SHALL INDEMNIFY AND HOLD HARMLESS SELLER, EACH MEMBER, EACH OF THEIR AFFILIATES AND SELLER’S EMPLOYEES, DIRECTORS, AGENTS AND OFFICERS (THE “SELLER PARTIES”) AGAINST ALL

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

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LIABILITIES, PENALTIES, DAMAGES, LOSSES AND JUDGMENTS, COSTS, ATTORNEYS’ FEES AND OTHER EXPENSES (INCLUDING ATTORNEYS FEES INCURRED TO ENFORCE THIS INDEMNITY) (A) RELATING TO OR ARISING OUT OF ANY SUCH INSPECTION OR THE ACTS OR OMISSIONS OF BUYER OR ITS INSPECTORS IN CONDUCTING ANY SUCH INSPECTION OR (B) WHICH MAY BE ASSERTED, ASSESSED OR ACCRUED AGAINST OR INCURRED BY SELLER PARTIES BY REASON OF INJURY TO OR DEATH OF BUYER PARTIES ARISING OUT OF OR IN CONNECTION WITH THE TESTS ON GROUND OR IN FLIGHT PROVIDED FOR IN THIS CLAUSE, EXCEPT IN EACH CASE TO THE EXTENT RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE SELLER PARTIES.

SELLER SHALL INDEMNIFY AND HOLD HARMLESS BUYER, BUYER’S EMPLOYEES, DIRECTORS, AGENTS AND OFFICERS, THE OPERATOR, AND THE OPERATOR’S EMPLOYEES, DIRECTORS, AGENTS AND OFFICERS (THE “BUYER PARTIES”) AGAINST ALL LIABILITIES, PENALTIES, DAMAGES, LOSSES AND JUDGMENTS, COSTS, ATTORNEYS’ FEES AND OTHER EXPENSES RELATIVE THERETO WHICH MAY BE ASSERTED, ASSESSED OR ACCRUED AGAINST THE BUYER PARTIES BY REASON OF INJURY TO OR DEATH OF SELLER PARTIES ARISING OUT OF OR IN CONNECTION WITH THE TESTS ON GROUND OR IN FLIGHT PROVIDED FOR IN THIS CLAUSE, EXCEPT IN EACH CASE TO THE EXTENT RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE BUYER PARTIES.

IN THE EVENT ANY CLAIM IS MADE OR SUIT IS BROUGHT AGAINST EITHER PARTY FOR DAMAGES FOR DEATH OR INJURY, THE PARTY AGAINST WHOM CLAIM IS MADE OR SUIT IS BROUGHT SHALL PROMPTLY GIVE NOTICE TO THE OTHER PARTY AND THE LATTER SHALL HAVE THE RIGHT TO SUPERVISE AND CONDUCT THE DEFENSE THEREOF, OR TO EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

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9 -	FIRM AIRCRAFT SUPPLY PROGRAM

9.1	Subject to the provisions of Clauses 9.2 and 9.3, Seller shall offer the Firm Aircraft for acceptance at Seller’s facility at Toulouse, France during the following months:

Firm Aircraft	Aircraft	Aircraft
Number	Number	Scheduled Delivery Date
Firm Aircraft N°1	Aircraft N°1	October 2011
Firm Aircraft N°2	Aircraft N°2	November 2011
Firm Aircraft N°3	Aircraft N°3	December 2011
Firm Aircraft N°4	Aircraft N°4	January 2012
Firm Aircraft N°5	Aircraft N°5	February 2012
Firm Aircraft N°6	Aircraft N°6	March 2012
Firm Aircraft N°7	Aircraft N°7	April 2012
Firm Aircraft N°8	Aircraft N°8	May 2012
Firm Aircraft N°9	Aircraft N°9	June 2012
Firm Aircraft N°10	Aircraft N°10	July 2012
Firm Aircraft N°11	Aircraft N°11	August 2012
Firm Aircraft N°12	Aircraft N°12	September 2012
Firm Aircraft N°13	Aircraft N°13	October 2012
Firm Aircraft N°14	Aircraft N°14	November 2012
Firm Aircraft N°15	Aircraft N°15	December 2012
Firm Aircraft N°16	Aircraft N°16	January 2013
Firm Aircraft N°17	Aircraft N°17	February 2013
Firm Aircraft N°18	Aircraft N°18	March 2013
Firm Aircraft N°19	Aircraft N°19	April 2013
Firm Aircraft N°20	Aircraft N°20	May 2013

9.2	Each Aircraft shall be offered for delivery in accordance with Clause 10 (Aircraft Acceptance Procedure) within the month indicated above. Seller shall provide written notice to Buyer of the Delivery Date fortnight for such Firm Aircraft [*****]. Seller shall provide written notice to Buyer of the Delivery Date for such Aircraft [*****], which notice shall also inform Buyer about the Scheduled Inspection Date for such Aircraft.

9.3	The Scheduled Delivery Date of each Aircraft may be varied in accordance with the other provisions of this Contract, including in particular but without limitation, Clauses 3 (Specification Changes), 4 (Certification & Regulatory Changes), 10 (Aircraft Acceptance Procedure), 12 (Excusable Delay), 13 (Inexcusable Delay), 15 (Buyer Specified Equipment and Information), and 22 (Termination) hereof.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

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9.4	On the Delivery of each Aircraft, Seller shall deliver to Buyer the documents listed in Appendix C (List of Documents Exchanged At Aircraft Acceptance).

9.5	In the event any export licenses are required under any applicable law in order for Seller to fulfill its obligations under this Contract, the obtaining of such licenses shall be the responsibility of Seller.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

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10 -	AIRCRAFT ACCEPTANCE PROCEDURE

10.1	Within [*****] from execution hereof, Seller shall provide Buyer with a draft aircraft delivery and acceptance procedures document (the “Inspection and Acceptance Manual”) which shall define (i) the procedures, policies and standards for Buyer’s to accomplish its inspection during the Aircraft manufacturing process at Seller’s works and the (ii) the Aircraft delivery and acceptance procedures. Buyer shall cooperate with Seller for the redaction of the Inspection and Acceptance Manual. Buyer and Seller shall mutually approve such Inspection and Acceptance Manual [*****] (such approval not to be unreasonably withheld). In the event of a conflict between the Inspection and Acceptance Manual and this Contract, then this Contract shall take precedence over the Inspection and Acceptance Manual.

10.2	Seller shall offer the Aircraft for acceptance at Seller’s facilities in Toulouse (France) upon successful completion of the ground and flight tests performed by Seller as part of its production procedure.

10.3	Buyer shall during the [*****] immediately preceding the Scheduled Delivery Date of each Aircraft be entitled to inspect such Aircraft and during such period Seller shall fly the Aircraft for a period or periods not exceeding three (3) hours (or such other duration as may be agreed by the parties) to demonstrate in ambient conditions prevailing at Seller’s airfield that the Aircraft complies with the terms of this Contract, including in particular Clause 2.2 hereof, in respect of those requirements that can be demonstrated only in flight (the “Acceptance Flight Tests”).

10.4	Throughout the performance of the Acceptance Flight Tests, the operational control of the Aircraft shall remain with Seller’s personnel.

One (1) ATR 72-600 qualified representative of Buyer may be present and have a seat as a First Officer in the cockpit, being understood that, notwithstanding the provisions of the above paragraph but subject always to the supervision of Seller’s captain seating in the cockpit, such qualified Buyer representative will, at selected moments during the Acceptance Flight Tests, be able to exercise a degree of operational control over the Aircraft in order to check that the Aircraft complies with the terms of this Contract.

A maximum of three (3) representatives of Buyer having only access to the passenger cabin, may also participate in such Acceptance Flight Tests.

10.5	The Aircraft shall be operated at Seller’s expense and risk and only by Seller’s nominees during the Acceptance Flight Tests.

10.6	In the event that during, or as a result of the said inspection or of the Acceptance Flight Tests, Buyer acting reasonably considers that any Aircraft fails to comply in any respect with the terms of this Contract, including in particular Clause 2.2, then upon notification of the details of such alleged failure given by Buyer upon the conclusion of the inspection or Acceptance Flight Tests, Seller shall, at its own cost and expense, examine, and if necessary promptly rectify or modify, the Aircraft to bring it into compliance with the terms of this Contract, including in particular Clause 2.2.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Following any rectification or modification of the Aircraft by Seller pursuant to this Clause 10.6, Buyer shall be allowed the amount of time that will be reasonably needed to assess if such rectifications or modifications have brought the Aircraft in compliance with the terms of this Contract.

10.7	If at any stage Seller acting reasonably considers that the requirements of the terms of this Contract, including in particular Clause 2.2, are met and should Buyer so require, Seller shall demonstrate to Buyer’s reasonable satisfaction that the Aircraft meets the said requirements with regard to the aspects in doubt. In case Buyer has notified Seller of any failure of the Aircraft to comply with the terms of this Contract in accordance with this Clause 10, and Seller has undertaken rectifying and/or modifying actions of any kind, Seller shall be obliged to perform a new Acceptance Flight Test, should Buyer reasonably request so.

10.8	If remedy of a failure is not possible prior to the Delivery Date, and provided always that such failure does not adversely affect the safety, airworthiness or to any material extent the performance, structural life, reliability, economic operation, regular commercial use, maintenance inspection program or maintenance of the Aircraft, Buyer shall not be entitled to refuse to accept the Aircraft by reason of such failure of the Aircraft to meet the requirements of the terms of this Contract.

In such case however, Seller and Buyer shall agree a program and a schedule for the remedy of such failure by Seller or for a monetary compensation for the non-remedy of such failure by Seller, such agreement being recorded in a commitment letter (the “Commitment Letter”) jointly executed by Seller and Buyer prior to Delivery.

However, in no circumstances shall Buyer be liable to accept delivery of an Aircraft with deferred rectifications or remedies if the deferment of such rectifications or remedy is not approved by the EASA and / or ANAC.

10.9	When Buyer is satisfied that the Aircraft meets the Specification and when the said inspection and the Acceptance Flight Tests have been completed on the Aircraft without Buyer notifying Seller of any failure of the Aircraft to comply with the terms of this Contract, or after Seller has remedied any such failure, or, after Seller and Buyer have agreed a program for the remedy of such failure in accordance with the provisions of Clause 10.8 hereof and when an Export Certificate of Airworthiness has been issued for the Aircraft, then Buyer shall sign a Certificate of Acceptance in respect of the Aircraft in triplicate. Should Buyer fail to deliver such Certificate of Acceptance, Buyer shall be deemed to be in default of its obligations pursuant to Clause 22.2 herein. The signature of the Certificate of Acceptance by Buyer shall be deemed a demonstrate compliance of the Aircraft with the Specification and the guaranteed performance, subject however to the matters set forth in the Commitment Letter (if any).

10.10	Notwithstanding the provisions of Clause 22.2, if Buyer fails to carry out the said inspection or attend the Acceptance Flight Tests or sign the Certificate of Acceptance without notifying Seller of any failure of the Aircraft to comply with any of the terms of this Contract, Seller shall, [*****] after the satisfactory completion of the Acceptance Flight Tests, notify Buyer that it shall be deemed to have accepted the Aircraft in accordance with the Contract. Seller shall be entitled to sign a Certificate of Acceptance on Buyer’s behalf and Buyer shall be responsible for the reasonable costs of insurance, storage, and maintenance of the Aircraft incurred by Seller as a result of Buyer’s failure as aforesaid.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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10.11	At least [*****] before the Scheduled Delivery Date of each Aircraft, Buyer shall provide to Seller suitable evidence of the authority of designated persons who may sign on Buyer’s behalf the Certificate of Acceptance together with specimen signatures of the persons so authorised.

10.12	Seller shall be entitled to fly the Aircraft and to use any part thereof at its own risk and expense for such period as shall be reasonably necessary in connection with DGAC requirements for obtaining an Export Certificate of Airworthiness and in connection with the Acceptance Flight Tests and Seller shall be under no liability to Buyer in respect of any normal use or depreciation of the Aircraft or any parts thereof occasioned thereby.

10.13	BUYER SHALL INDEMNIFY AND HOLD HARMLESS SELLER, EACH MEMBER, EACH OF THEIR AFFILIATES AND SELLER’S EMPLOYEES, DIRECTORS, AGENTS AND OFFICERS (THE “SELLER PARTIES”) AGAINST ALL LIABILITIES, PENALTIES, DAMAGES, LOSSES AND JUDGMENTS, COSTS, ATTORNEYS’ FEES AND OTHER EXPENSES (INCLUDING ATTORNEYS FEES INCURRED TO ENFORCE THIS INDEMNITY) (A) RELATING TO OR ARISING OUT OF ANY SUCH INSPECTION OR THE ACTS OR OMISSIONS OF BUYER OR ITS INSPECTORS IN CONDUCTING ANY SUCH INSPECTION OR (B) WHICH MAY BE ASSERTED, ASSESSED OR ACCRUED AGAINST OR INCURRED BY THE SELLER PARTIES BY REASON OF INJURY TO OR DEATH OF BUYER PARTIES ARISING OUT OF OR IN CONNECTION WITH THE TESTS ON GROUND OR IN FLIGHT PROVIDED FOR IN THIS CLAUSE, INCLUDING ANY NEGLIGENCE OF SELLER OR IMPUTED TO SELLER, EXCEPT IN EACH CASE TO THE EXTENT RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE SELLER PARTIES.

SELLER SHALL INDEMNIFY AND HOLD HARMLESS BUYER, BUYER’S EMPLOYEES, DIRECTORS, AGENTS AND OFFICERS, THE OPERATOR AND THE OPERATOR’S EMPLOYEES, DIRECTORS, AGENTS AND OFFICERS (THE “BUYER PARTIES”) AGAINST ALL LIABILITIES, PENALTIES DAMAGES, LOSSES AND JUDGMENTS, COSTS, ATTORNEYS’ FEES AND OTHER EXPENSES RELATIVE THERETO WHICH MAY BE ASSERTED, ASSESSED OR ACCRUED AGAINST THE BUYER PARTIES BY REASON OF INJURY TO OR DEATH OF SELLER PARTIES ARISING OUT OF OR IN CONNECTION WITH THE TESTS ON GROUND OR IN FLIGHT PROVIDED FOR IN THIS CLAUSE, EXCEPT IN EACH CASE TO THE EXTENT RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE BUYER PARTIES.

IN THE EVENT ANY CLAIM IS MADE OR SUIT IS BROUGHT AGAINST EITHER PARTY FOR DAMAGES FOR DEATH OR INJURY, THE PARTY AGAINST WHOM CLAIM IS MADE OR SUIT IS BROUGHT SHALL PROMPTLY GIVE NOTICE TO THE OTHER PARTY AND THE LATTER SHALL HAVE THE RIGHT TO SUPERVISE AND CONDUCT THE DEFENCE THEREOF, OR TO EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

11 -	TRANSFER OF TITLE, COLLECTION AND FERRY

11.1	Upon signing the Certificate of Acceptance of any Aircraft in accordance with Clause 10 (Aircraft Acceptance Procedure), Buyer shall pay to Seller [*****]. Thereupon, and subject to receipt by Seller of the full payment of the Purchase Price for that Aircraft as aforesaid, Seller shall deliver that Aircraft to Buyer with a Bill of Sale and title to and risk of loss of or damage to that Aircraft shall pass by delivery of the Bill of Sale from Seller to Buyer.

11.2	After transfer of title to the Aircraft to Buyer and before the Aircraft is removed from Seller’s airfield, Seller shall, if requested to do so by Buyer, supply [*****] hangarage, aircraft handling, and servicing [*****].

In addition, upon each Aircraft delivery, Seller shall supply Buyer, [*****] to Buyer, the necessary fuel to top-up each such Aircraft fuel tanks.

11.3	If Buyer fails to make the necessary arrangements to ferry any Aircraft from Seller’s airfield within [*****] after the date of execution of the Certificate of Acceptance, then without prejudice to any other remedies and rights of Seller, Buyer shall, in respect of any subsequent period during which that Aircraft remains at Seller’s works, [*****] by Seller as a result of such Buyer’s failure to perform its obligations.

11.4	The obtaining of any import licenses or authorizations required to import the Aircraft or the spares into Brazil, or any other country where the Aircraft will be operated, and any associated costs shall be the responsibility of Buyer.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

12 -	EXCUSABLE DELAY

12.1	Seller shall not be liable to Buyer nor shall it be in default for any failure or delay in carrying out any of its obligations under this Contract including but not limited to its obligation to deliver any Aircraft on its Scheduled Delivery Date, due to causes not within Seller’s reasonable control including, but not limited to, acts of God or the public enemy; war; warlike operations, hostilities, insurrections or riots; fires, floods, or explosions; earthquakes; epidemics or quarantine restrictions, any act of government (including governmental requisitions, restrictions, priorities, decrees, allocations regulations or orders affecting supplies, facilities, aircraft certification or aircraft deliveries); strikes or other labor troubles causing cessation, slowdown or interruption of work; inability after due and timely diligence to procure materials, systems, accessories equipment or parts; inability to timely procure any materials, equipment, accessories, parts or means of transport in accordance with vendor contracts; delays in delivery of said supplies or parts subject to Seller’s orders to subcontractors or suppliers having been placed in due time; unfavourable atmospheric conditions for air navigation during flight tests; loss of, damage to, destruction of or accident involving the Aircraft prior to delivery, serious accidents (except loss, damages, destructions and accidents caused by the negligent acts, omissions or wilful misconduct of Seller); or any other cause beyond Seller’s reasonable control, and any such failure, including failure by Seller due to Buyer’s failure to comply with its obligations, shall be considered an “Excusable Delay”.

12.2	Seller shall notify Buyer of any Excusable Delay as soon as practicable following receipt of actual knowledge of the occurrence of any of the above mentioned events which constitute Excusable Delays, but no later than [*****] after such event. Seller’s notice shall include a description of the nature of the Excusable Delay and an estimate of the effects expected upon the timing of the performance of its contractual obligations. Upon written request of Buyer, Seller shall thereafter provide with reasonable updates of the Seller’s performance under the Contract with respect to such delays. The Seller shall promptly notify Buyer of the resolution of an Excusable Delay.

12.3	In the event of an Excusable Delay affecting any Aircraft, Seller obligations under this Contract with, and solely with, respect to such affected Aircraft shall be deferred for such period or periods as may be necessary to perform such obligations and the Scheduled Delivery Date with, and solely with, respect to such affected Aircraft shall be adjusted accordingly, provided, however, that Seller and Buyer shall use commercially reasonable efforts remove any such cause of delay and to mitigate the impact of the event or events on the timing of the delivery of such affected Aircraft.

For the avoidance of doubt, it is understood that as part of Seller’s efforts to remove any cause of delay and to mitigate the impact of event or events on the timing of delivery of any affected Aircraft as set forth above, Seller shall treat Buyer fairly and equally as other ATR aircraft buyers in case other ATR aircraft than Buyer’s Aircraft are affected by the same causes of delay as Buyer’s Aircraft.

If the revised delivery month is [*****] after the Schedule Delivery Date, Buyer will accept such Aircraft when tendered for delivery, subject to the following:

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

(a)	The Pre-Delivery Payment schedule will be adjusted to reflected the revised delivery month; and

(b)	All other provisions, including BFE delivery dates, shall remain unaffected.

12.4	In the event that the delivery of any Aircraft shall be delayed by reason of any one or more of the causes described above in this Clause 12 for a period of more than [*****] after the end of its Scheduled Delivery Date month, either party shall be entitled to terminate this Contract with, and solely with, respect to such undelivered Aircraft, upon written notice given to the other party within [*****] after the expiration of such [*****] period. Such termination shall discharge the parties of all obligations and liabilities hereunder with, and solely with, respect to such undelivered Aircraft, services, data or other items applicable thereto and to be furnished hereunder and Seller shall pay to Buyer an amount equal to [*****] received from Buyer hereunder with, and solely with, respect to such undelivered Aircraft for which this Contract is so terminated, [*****] If either party does not so terminate this Contract as it relates to such Aircraft, all terms and conditions hereunder applicable to such Aircraft will remain in effect.

12.5	In the event that, prior to delivery, any Aircraft is lost, destroyed or damaged beyond repair it shall be deemed an Excusable Delay (subject to the provisions of clause 12.1) and if consequently the Aircraft (or a replacement aircraft) cannot be delivered within [*****] after the end of its Scheduled Delivery Date month, either party shall be entitled to terminate this Contract with, and solely with, respect to such undelivered Aircraft upon written notice given to the other within [*****] after the expiration of such [*****] period. Any termination under this Clause shall discharge the parties of all obligations and liabilities hereunder with, and solely with, respect to such undelivered Aircraft, services, data or other items applicable thereto and to be furnished hereunder. Seller shall pay to Buyer an amount equal to [*****] received from Buyer hereunder with, and solely with, respect to such undelivered Aircraft for which this Contract is so terminated, [*****] If either party does not so terminate this Contract as it relates to such Aircraft, all terms and conditions hereunder applicable to such Aircraft will remain in effect.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

13 -	INEXCUSABLE DELAY

13.1	If any Aircraft is not delivered [*****] its Scheduled Delivery Date month for any reason other than an Excusable Delay as defined in Clause 12.1, such delay in delivery shall be deemed an “Inexcusable Delay” for the purposes of this Clause.

13.2	Buyer shall have the right to claim the liquidated damages specified below in respect of any Aircraft subject to an Inexcusable Delay and the parties agree that such liquidated damages are a reasonable estimate of the amount of damages Buyer would suffer in the event of an Inexcusable Delay. Seller shall pay to Buyer as liquidated damages an amount determined in accordance with the below table per day of Inexcusable Delay commencing on the [*****] after the last day of the Scheduled Delivery Date month and continuing for each additional day thereafter through the earliest of (i) the actual Delivery Date of any such Aircraft, (ii) the date on which Buyer improperly refuses or delays acceptance of any such Aircraft, or (iii) [*****] after the last day of the Scheduled Delivery Month; provided; that, in no event shall Seller be liable to Buyer for damages with respect to any Aircraft in excess of [*****] additional liquidated damages payable pursuant to Clause 18.4(ii) hereof.

[*****]

13.3	In the event the delivery of any Aircraft is delayed by more than [*****] after the last day of its Scheduled Delivery Date month, and such delay is due to Inexcusable Delay, Buyer shall have the right to terminate this Contract with, and solely, with respect to such undelivered Aircraft, which termination shall be effective by providing Seller with written notice of its intent to so terminate within [*****] after the expiration of such [*****] period. Any termination under this Clause 13.3 shall discharge the parties of all obligations and liabilities (excluding any liquidated damages payable by Seller in accordance with the terms of this Clause 13) with, and solely with, respect to such undelivered Aircraft, services, data or other items applicable thereto and to be furnished hereunder. Seller shall pay to Buyer an amount equal to [*****] (with interest at a default per annum rate equal to [*****] up to the maximum amount permitted by applicable laws, such interest being calculated on a daily basis) received from Buyer hereunder with, and solely with, respect to such undelivered Aircraft for which this Contract is so terminated, less an amount corresponding to the expenses incurred to Seller in supplying to Buyer the product support services relating to such undelivered Aircraft.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

Execution version

13.4	Buyer acknowledges and agrees that the remedies as provided in this Clause 13 are its sole and exclusive remedies with respect to Seller’s failure to deliver any Aircraft (by virtue of Inexcusable Delay) as scheduled and that any payments made pursuant to this Clause are in full and final settlement of all claims, liabilities and damages for late delivery of any Aircraft (by virtue of Inexcusable Delay) or failure to deliver any Aircraft (by virtue of Inexcusable Delay) and that in no event shall Seller be liable to Buyer for any consequential loss or damage.

13.5	Buyer shall not be entitled to terminate its obligations to accept and pay for any Aircraft by reason of any delay in delivery except as provided in this Clause 13 or in Clause 12 (Excusable Delay).

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

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14 -	INSURANCE AND INDEMNITY

14.1	Buyer shall obtain and maintain at its own expense, or cause the Operator to obtain and maintain at its own expense, hull third party and passenger legal liability insurance policies as hereinafter provided in respect of the Aircraft to be effective on transfer of title to Buyer, provided however that the Operator’s obtaining and maintaining such insurance will relieve Buyer of any obligation to provide such insurance. Prior to such transfer of title all insurance in respect of the Aircraft shall be the responsibility of Seller.

14.2	Not less than [*****] before the Scheduled Delivery Date of each Aircraft, Buyer shall deliver or cause to be delivered to Seller a certificate of insurance evidencing the cover required on transfer of title as aforesaid.

14.3	At all times following delivery of any Aircraft, in respect of periods during which training of Buyer’s pilots or the Operator’s pilot is conducted or expected to be conducted by Seller in respect of any Aircraft, the Aircraft shall in all respects remain at Buyer’s or Operator’s risk and Buyer hereby:

14.3.1	Indemnifies and holds harmless Seller, each member, each of their affiliates and Seller’s employees, directors, agents, subcontractors and officers (the “Seller Parties”) against all liabilities, obligations, penalties, damages, losses and judgments, costs, attorneys’ fees and other expenses (including attorneys fees incurred to enforce this indemnity) relating to or arising out either directly or indirectly of flight or ground training performed on the Aircraft in the course of such training which may be asserted, assessed or accrued against or incurred by the Seller Parties by reason of injury to or death of Buyer or the Operator’s parties (whichever has received the training) arising out of or in connection with such flight or ground training (except to the extent of gross negligence or willful misconduct of the Seller Parties) and waives any claim against the Seller Parties arising out of such flight or ground training unless such claim is made within the terms of the aircraft warranties contained herein, and

14.3.2	Undertakes to join Seller’s name in Buyer’s hull, third party and passenger legal liability insurance policies (which shall be taken out and maintained in a manner and with insurers to be reasonably approved in writing by Seller) for the period of such flight or ground training in such a manner that Seller is held harmless under the hull policy and is indemnified as an additional assured under the third party and passenger legal liability insurance policies. The said liability policies of insurance shall provide the following minimum limits of cover:

(i)	Public liability / property damage / passenger and baggage legal liability, any one accident / occurrence / unlimited in all: [*****];

(ii)	The hull policy of insurance shall provide a waiver of recourse by the insurers, whether by subrogation or otherwise, against Seller, its officers, employees, servants, directors or agents.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

15 -	BUYER SPECIFIED EQUIPMENT AND INFORMATION

15.1	Upon terms and conditions to be agreed in writing, Seller shall provide for the installation of the equipment to be furnished by Buyer (if any), and designated “Buyer Furnished Equipment” in Appendix A (Specification) appended hereto.

Seller shall advise Buyer with sufficient notice to Buyer of the dates by which Seller needs a written detailed description of the dimensions and weight of Buyer Furnished Equipment and information necessary for the installation and operation thereof, so that Seller may meet the Scheduled Delivery Dates of the Aircraft.

At the request of Seller, Buyer will consign at Seller’s facilities any spare Buyer Furnished Equipment items of a critical nature, i.e. items that if found unserviceable could impair the assembly, the testing or the acceptance of the Aircraft. Such spare items, if any, will be returned to Buyer with the last delivered Aircraft.

15.2	Any delay or failure by Buyer in providing the descriptive information or in furnishing Buyer Furnished Equipment giving rise to a delay in the performance of Seller’s obligations under this Contract, will result in a delay in the date at which Seller shall be required to meet its obligation to deliver the Aircraft and, if such delay is more than [*****], will cause the Base Purchase Price of the Aircraft concerned to be increased by the amount of Seller’s additional costs, if any, and escalation attributable to such delay or failure by Buyer. In no event shall Seller be liable to Buyer for damages or penalties with respect to delay in the date at which Seller shall be required to meet its obligation to deliver the Aircraft, or liable for any damages, including without limitation any other direct, incidental, special or consequential loss or damage resulting from Buyers delay in providing Buyer Furnished Equipment.

15.3	Buyer will [*****] arrange for the Buyer Furnished Equipment [*****].

15.4	Title to and risk of loss of any Buyer Furnished Equipment shall at all times remain with Buyer, who may take out an insurance covering such risks. Except as required by non-waivable provisions of applicable law, Seller shall have no responsibility or reliability for Buyer Furnished Equipment. Seller shall however undertake to exercise all due skill and care in the installation of all Buyer Furnished Equipment.

15.5	If Buyer requests Seller to directly supply certain items which are considered as Buyer Furnished Equipment as per the Specification and if such request is notified to Seller in due time in order not to affect the Scheduled Delivery Date of the Aircraft, Seller shall order such items subject to the execution of an SCN reflecting the effect on price, escalation adjustment and other possible conditions of the Contract.

15.6	For the avoidance of doubt, none of the warranties or guarantees given by Seller shall apply to Buyer Furnished Equipment even in a case of Seller directly supplying them.

15.7	Seller shall bear no liability in respect of any product support relating to any Buyer Furnished Equipment, provided that Seller has exercised due skill and care in the installation of any such Buyer Furnished Equipment as required under Clause 15.4 hereof.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

Execution version

15.8	BUYER HEREBY INDEMNIFIES AND HOLDS HARMLESS SELLER FROM AND AGAINST ALL CLAIMS AND LIABILITIES, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) INCIDENT THERETO OR INCIDENT TO SUCCESSFULLY ESTABLISHING THE RIGHT TO INDEMNIFICATION, FOR INJURY TO OR DEATH OF ANY PERSON OR PERSONS, INCLUDING EMPLOYEES OF BUYER BUT NOT EMPLOYEES OF SELLER, OR FOR LOSS OF OR DAMAGE TO ANY PROPERTY, INCLUDING ANY AIRCRAFT, ARISING OUT OF OR DIRECTLY CONNECTED WITH ANY NONCONFORMANCE OR DEFECT IN ANY BFE. THIS INDEMNITY WILL NOT APPLY WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT CAUSED BY BUYER’S INSTALLATION OF THE BFE.

15.9	BUYER HEREBY INDEMNIFIES AND HOLDS HARMLESS SELLER FROM AND AGAINST ALL CLAIMS, SUITS, ACTIONS, LIABILITIES, DAMAGES AND COSTS ARISING OUT OF ANY ACTUAL OR ALLEGED INFRINGEMENT OF ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHTS BY BFE OR ARISING OUT OF THE INSTALLATION OR USE OF BFE BY SELLER.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

Execution version

16 -	CUSTOMER SUPPORT SERVICES, GUARANTEES AND WARRANTIES

16.1	Seller shall provide the spare parts services provided for in Appendix D (Spare Parts Procurement), the product warranties provided for in Appendix E (Warranties), the customer support services provided for in Appendices F (Technical Publications), G (Engineering Assistance), H (Start-Up Team), I (Field Service), J (Training) and the guarantees provided for in Appendices L (Performance Guarantees) and M (Dispatch Reliability Guarantee) appended hereto.

16.2	Seller shall deliver the Aircraft and spares to Buyer together with applicable documentation and manuals therefor in hard copy or otherwise (below in this Clause collectively referred to as “Manuals”), and Buyer shall accept the same, with the benefits and subject to all the terms and conditions of the warranties and other provisions contained in Appendix F (Technical Publications).

16.3	WAIVER, RELEASE AND RENUNCIATION

ALL WARRANTIES, SUPPORT SERVICES AND GUARANTEES OF SELLER AND REMEDIES OF BUYER SET FORTH IN CLAUSE 16.1, THE RELATED APPENDICES AND THE BILL OF SALE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF SELLER AND RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, TRAINING, SERVICES, ACCESSORY OR PART DELIVERED TO AND ACCEPTED BY BUYER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(A)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR OR ANY PURPOSE,

(B)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE,

(C)	ANY OBLIGATION OR LIABILITY OF SELLER OR ANY RIGHT, CLAIM OR REMEDY OF BUYER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED, AND

(D)	ANY OBLIGATION OR LIABILITY OF SELLER OR ANY RIGHT, CLAIM OR REMEDY OF BUYER FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART, OR FOR ANY DIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES,

PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON IS HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS SECTION 16.3 SHALL REMAIN IN FULL FORCE AND EFFECT.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

Execution version

THE WARRANTIES, SUPPORT SERVICES AND GUARANTEES SET FORTH IN SECTION 16.1 SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY SELLER AND BUYER.

NOTWITHSTANDING THE FOREGOING, THIS CLAUSE 16.3 SHALL NOT APPLY TO ANY DEFECT OR FAILURE IN ANY SERVICE DELIVERED OR PROVIDED BY SELLER UNDER THIS CONTRACT WHERE SUCH DEFECT OR FAILURE WAS CAUSED BY SELLER’S GROSS NEGLIGENCE;

16.4	WITHOUT LIMITING THE WAIVER, RELEASE AND RENUNCIATION SET FORTH IN SECTION 16.3, AND SUBJECT TO SECTIONS 13.2 AND 13.4, BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DAMAGES, DIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL, INCLUDING LOSS OF PROFITS, REVENUE OR USE OF AN AIRCRAFT, AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF A BREACH OF THIS CONTRACT, ANY NONCONFORMITY OR DEFECT IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, TRAINING, SERVICES, ACCESSORY OR PART OR ANY OTHER SELLER NONPERFORMANCE UNDER THIS CONTRACT.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

Execution version

17 -	OPTION AIRCRAFT & ADDITIONAL AIRCRAFT

17.1	In addition to the twenty (20) Firm Aircraft, Buyer shall have the option to purchase ten (10) optional aircraft (the “Option Aircraft”) as provided for in Appendix N (Option Aircraft).

17.2	In addition to the twenty (20) Firm Aircraft and ten (10) Option Aircraft, Buyer shall have the right to purchase ten (10) additional aircraft (the “Additional Aircraft”) as provided for in Appendix O (Additional Aircraft).

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

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18 -	SUPPLY OF INTERIM CAPACITY

18.1	Scope

18.1.1	In consideration of Buyer acquiring the Aircraft and subject to such acquisition, Seller is willing to assist Buyer to source interim capacity in order to maximize the number of aircraft operated by the Operator starting from December 2010 and subsequently during the years 2011 and 2012.

18.1.2	Seller shall procure or cause to procure to the Operator [*****] used ATR 72-200 aircraft (the “Used Aircraft”) on [*****]

In that respect, Seller has at this time identified [*****] used ATR 72-200 aircraft from its own asset portfolio and from [*****] is ready to dry-lease to the Operator on a [*****] The Used Aircraft currently contemplated for dry operating leasing by the Operator are [*****] ATR 72-200 aircraft bearing [*****] The Lease of such Used Aircraft is subject to entry into mutually acceptable leasing arrangements consistent with Appendix P (Used Aircraft Operating Lease Terms) hereto.

18.1.3	The availability of the Used Aircraft remains however subject to the receipt by Seller from Buyer of the Used Aircraft [*****], as detailed in Appendix P (Used Aircraft Operating Lease Terms) hereto.

Seller hereby acknowledges receipt of the Used Aircraft [*****] for the [*****] Used Aircraft to be procured by Seller hereunder.

For the avoidance of doubt, each Used Aircraft [*****] will be [*****] in accordance with the terms of Clause 6.2.7 hereof.

18.1.4	In addition, Seller reserves the right to replace any of the Used Aircraft listed above by another used ATR 72-200 aircraft bearing a different Manufacturer Serial Number, being understood that such replacement used aircraft may be owned and leased by a third-party lessor or operator.

18.2	Used Aircraft Operating Lease Terms

18.2.1	The [*****] Used Aircraft shall be available for delivery starting from December 2010 and onwards.

18.2.2	The proposed terms relating to the Used Aircraft operating leases, including but not limited to aircraft delivery and return conditions, lease term, rentals and securities are detailed in Appendix P (Used Aircraft Operating Lease Terms) hereto.

18.2.3	The specifications of each Used Aircraft will be communicated to the Operator as soon as practicable and at the latest at the stage of each Used Aircraft operating lease agreement negotiation.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

18.3	Training Services Advance

Subject to the payment by Buyer to Seller of all pre-delivery payments for each Aircraft then due and payable in accordance with Clause 6.2 hereof, the following training services for the Aircraft may be advanced to be used before the Used Aircraft entry into service so as to ensure adequate Used Aircraft introduction in the Operator’s fleet:

•	Flight crew courses set forth in Clause 3.1 of Appendix J (Training) for the first [*****] Firm Aircraft;

•	Cabin crew courses set forth in Clause 3.2 of Appendix J (Training) for the first [*****] Firm Aircraft;

•	Mechanics courses set forth in Clause 3.3 of Appendix J (Training) for the first [*****] Firm Aircraft;

•	Ground staff courses set forth in Clause 3.4 of Appendix J (Training) for the first [*****] Firm Aircraft; and

•	Customer service assistance set forth in Appendix I (Field Service) hereof.

Any such advanced training as detailed above will be provided for the ATR 72-200 type where applicable (that is for the avoidance of doubt for the flight crew transition course, flight crew TRI courses, flight attendant instructor courses and mechanics T1 and T1 additional module courses).

The difference courses from the Used Aircraft ATR 72-200 type to the ATR 72-600 Aircraft type will be [*****] by Seller to Buyer for such pilots, flight attendants and mechanics initially trained to ATR 72-200 Used Aircraft type.

For the avoidance of doubt, the right granted to Buyer to benefit from any such training services advance and from any ATR 72-200 to ATR 72-600 difference training shall be assigned by to the Operator in the event of an assignment by the Buyer to the Operator of the training services set forth in Appendix J (Training) and Appendix I (Field Service) hereof.

18.4	Lease Extension due to Firm Aircraft Delivery Delay

Should (i) a delay in delivery of a Firm Aircraft lead to a lease extension of any Used Aircraft, and (ii) any Used Aircraft for which a lease extension is so required need airframe check(s) (C / 2Ye / 4Ye / 8Ye / 36,000 Cy) performed during the lease extension period, then during the period of airframe check performance (and solely during such period):

(i)	[*****] and

(ii)	In case of an Inexcusable Delay, Buyer shall be entitled to supplemental liquidated damages, in addition to the liquidated damages provided in Clause 13.2, in the amount of [*****] for each day of such airframe check performance.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

18.5	[*****]

18.5.1	[*****]

18.5.2	[*****]

18.5.3	[*****]

(i)	[*****]

(ii)	[*****]

(iii)	[*****]

(iv)	[*****]

(v)	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

18.5.4	[*****]

18.5.5	[*****]

18.6	In case of contradiction and/or inconsistency between this Contract and any Used Aircraft Operating Lease Agreement (as defined in Appendix P (Used Aircraft Operating lease Terms) hereof), any such Used Aircraft Operating Lease Agreement shall prevail.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

Execution version

19 -	MISCELLANEOUS

19.1	Save as expressly provided in this Contract, no alteration of the terms of this Contract shall be effective unless contained in a written document signed by Authorised Representatives of both parties.

19.2	If a provision of this Contract is or becomes illegal, invalid or cannot be enforced in any jurisdiction, that will not affect:

19.2.1	The legality, validity or enforceability in that jurisdiction of any of the other provisions of this Contract; or

19.2.2	The legality, validity or enforceability in any other jurisdiction of that or any other provision of this Contract.

19.3	This Contract is the whole agreement between Seller and Buyer for purchasing the Aircraft and supersedes and replaces all previous agreements, understandings, commitments or representations whatsoever whether oral or written, including for the sake of clarity the Heads of Agreement executed by and between Seller and Buyer on July 16th 2010.

19.4	Buyer and Seller agree that this Contract is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of the provisions hereof specifically including all waivers, releases and renunciations by Buyer set out herein.

19.5	The time stipulated in this Contract for all payments by Buyer to Seller or by Seller to Buyer and for each party to perform its obligations under this Contract will be of the essence.

19.6	Each party shall, and shall use all reasonable endeavours to procure that third parties shall, execute and sign such documents and do such acts and things as any other party shall reasonably request in order to carry out the intended purpose of this Contract or to establish, perfect, preserve or enforce that party’s rights under this Contract.

19.7	There are no third party beneficiaries of this Contract. No person who is not a party to this Contract shall have, under this Contract, any benefit or right to enforce any of its terms.

19.8	The indemnities, waivers, disclaimers and exculpations set forth in this Contract including but not limited to these contained in Sections 14 and 16 shall survive the expiration or termination of this Contract with respect to any or all Aircraft.

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20 -	TAXES

20.1	Seller shall pay, indemnify and hold Buyer harmless from any and all Taxes [*****] Buyer shall pay, indemnify and hold Seller harmless from [*****] Upon the request of either Party, the other Party shall execute and deliver to the requesting Party any document reasonably necessary or desirable in connection with an exemption from, reduction of or the contesting of the imposition of any Taxes resulting from or arising in connection with this Contract and the sale of the Aircraft under this Contract. In the event that any Tax that is subject to indemnification pursuant to this Section 20.1 is imposed on a Party, the Party seeking indemnification shall promptly notify the other Party of the imposition of such Taxes, provided that the failure to promptly notify the indemnifying Party will not relieve the indemnifying Party of its obligations pursuant to this Section 20.1 except to the extent that such failure harms the indemnifying Party,.

20.2	In addition to the above, and for the sake of clarity, in case of a withholding tax being applied on the payment of the Purchase Price of any Aircraft, Buyer shall make a complementary payment to Seller in an amount equal to the amount of the withholding tax, so that the net amount received by Seller is equal to the amount which would have been received by Seller had no such withholding tax been levied.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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21 -	PATENT INDEMNITY

21.1	Seller shall, within [*****] calendar days of notice, indemnify Buyer and Buyer’s officers, employees, agents and shareholders from and against any damages, costs or expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement of:

(a)	Any [*****] patent, or

(b)	Any patent issued under the laws of any other country in which Buyer or the Operator may lawfully operate the Aircraft, provided that:

(i)	From the time of design of the Aircraft, accessory, spares, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft are legally bound by and recognise their obligations and duties under the Chicago Convention on International Civil Aviation of December 7, 1944 and the flag country is fully entitled to all benefits of Article 27 thereof, or, in the alternative,

(ii)	From such time of design and until infringement claims are resolved such country must either be a party to the International Convention for the protection of Industrial Property, or have in full force and effect patent laws which recognise and give adequate protection to patents issued under the laws of other countries.

21.2	Should any unit or part of the Aircraft be held to infringe any patent and should Buyer be enjoined from using same, Seller will then at its option and at its expense:

(i)	Procure for Buyer the right to use the unit or part thereof free of any liability for patent infringement, or,

(ii)	Replace as soon as possible the unit or part thereof with a non-infringing substitute otherwise complying with the requirements of this Contract.

21.3	If a suit is commenced or threatened against Buyer for infringement or if Buyer receives a written claim alleging infringement, Buyer shall forthwith notify Seller giving particulars thereof and shall use diligent efforts in full co-operation with Seller to reduce royalties, damages, costs and expenses involved and shall, subject to applicable law, furnish to Seller all data, papers, records and other assistance within Buyer’s knowledge, control or possession, which may be used as material to resistance or defense against such claim or suit.

Buyer shall refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties for which Seller may be asked to assume liability or otherwise acting in a manner prejudicial to Seller’s defense or resistance to such suit or claim.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Seller shall upon demand indemnify Buyer against any damages, costs or expenses (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) incurred by Buyer in so cooperating with Seller or in performing or omitting to perform any action pursuant to this Clause 21.3.

21.4	For the avoidance of doubt, the indemnity contained in this Section 21 is subject to the exclusions contained in Article 16.3 and 16.4.

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22 -	TERMINATION

22.1	In the event that either Seller or Buyer:

22.1.1	Is unable to or admits in writing its inability to pay its debts generally as they become due or makes a general assignment for the benefit of creditors; or

22.1.2	Files a voluntary petition under bankruptcy, reorganization or insolvency laws or if such a petition is filed against Buyer or Seller and such petition is not discharged within [*****]; or

22.1.3	Petitions for, or acquiesces in, the appointment of any receiver, trustee, custodian or similar officer to liquidate or conserve its business or any substantial part of its assets; or

22.1.4	Commences under the laws of any competent jurisdiction any proceeding involving its insolvency, readjustment of debt, dissolution, liquidation, reorganization or any other similar proceeding for the relief of financially distressed debtors; or

22.1.5	Becomes the object of any proceeding or action of the type described in Subsections 22.1.3 or 22.1.4 above relating to a substantial part of its assets and such proceeding or actions remains undismissed or unstayed for a period of at least [*****]; or

22.1.6	Is divested of a substantial part of its assets, or suspends a substantial part of his business, or ceases doing business for a period of at least [*****]; or

22.1.7	Is subject to an “order for relief” under the United States bankruptcy code,

then the other party may, to the full extent permitted by law, by written notice terminate all or part of this Contract.

22.2	If Buyer fails, in breach of this Contract, to:

22.2.1	Pay any Pre-Delivery Payment set forth in Clause 6.2 with respect to any Aircraft on the due date for such payment; or

22.2.2	Take delivery of any Aircraft when tendered for delivery in accordance with the terms of this Contract; or

22.2.3	Deliver the signed Certificate of Acceptance to Seller for any Aircraft in compliance with Clause 10.9; or

22.2.4	Pay the Purchase Price to Seller for any Aircraft in compliance with Clause 11.1; or

22.2.5	Perform or comply with any material obligation expressed to be assumed by Buyer under this Contract with respect to any Aircraft or under any Used Aircraft operating lease,

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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and such failure (a “Buyer Default”) continues for a period of more than [*****] after the receipt of notice by Buyer from Seller to correct such failure, then Seller may without prejudice to its other rights under this Contract, by written notice to Buyer:

(a)	Terminate this Contract by written notice to Buyer with, and solely with respect to any such Aircraft for which Buyer has defaulted in its obligations; and/or

(b)	Proceed by appropriate court action or actions to enforce performance of this Contract, including without limitation the payment of all other amounts due by Buyer to Seller pursuant to this Contract; and/or

(c)	Proceed by appropriate court action to recover damages for breach of this Contract.

Any termination under this Clause 22.2 shall discharge the parties of all obligations and liabilities hereunder with, and solely with, respect to such Aircraft for which the Contract is so terminated and any related services, data or other items applicable thereto and to be furnished hereunder and, Seller, without prejudice to any other rights and remedies available to it under this Contract or by law, shall be entitled to [*****] under this Contract with, and solely with, respect to any such Aircraft for which the Contract is so terminated.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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23 -	TERMINATION PROCEDURE

23.1	To the fullest extent permitted by law, the termination of this Contract, pursuant to Clause 22 (Termination) shall become effective immediately upon receipt by the relevant party of the written notice sent by the other party without it being necessary for either party to take any further action or to seek any consent from the other party or any court having jurisdiction.

23.2	The right of the parties to terminate this Contract shall be without prejudice to any other rights and remedies available to such party to seek termination of this Contract before any court having jurisdiction pursuant to any failure by the other party to perform its obligations under this Contract.

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24 -	CONFIDENTIAL NATURE OF CONTRACT AND INFORMATION

24.1	This Contract is confidential between the parties and shall not without prior written consent of the other party be disclosed by either party in whole or in part to any other person or body except (i) their employees, attorneys, accountants, financial advisors, lenders (including for the sake of clarity any entity with whom Buyer may enter into a sale and lease back transaction), investors and consultants having a need to know for the purpose of implementing the provisions of this Contract and only to the extent that such persons are bound by similar confidentiality covenants and that the relevant party has been informed in writing of the disclosure of this Contract to such persons or (ii) as may be required under law or by government entities or (iii) insofar as may be necessary for either party to carry out its obligations under applicable laws or regulations.

24.2	Any and all studies, reports, analyses, forecasts, or other documents relating to traffic, revenue, or costs predicted in connection with the Operator’s possible use of the Aircraft given or made available to Buyer, whether prepared in whole or in part by Seller or at Seller’s direction, shall, if used by Buyer, be a matter wholly for Buyer’s judgment and in no circumstances shall Seller be liable to Buyer or any third party for any consequences that may flow from such use and Buyer indemnifies Seller in respect of any such liability to any third party. Such documents are confidential and shall not without prior written consent of Seller be disclosed in whole or in part by Buyer to any third party except (i) as may be necessary under any applicable law and (ii) to the extent such information or documents are or become part of the public domain.

24.3	Except as may be reasonably required for the normal operation, maintenance, overhaul and repair of the Aircraft, Buyer shall hold confidential all technical data, documents and information supplied by or on behalf of Seller and shall not reproduce any such technical data, documents or information or divulge the same to any third party without the prior written consent of Seller except (i) as may be necessary under any applicable law and (ii) to the extent such information or documents are or become part of the public domain.

24.4	The submission of such studies, reports, analyses, forecasts, or other documents referred to above, and any use made thereof by Buyer or Seller, shall in no circumstances constitute a joint venture, partnership or other similar relationship between Seller and Buyer.

24.5	If applicable law requires disclosure, the parties hereto will coordinate the timing of such disclosure.

24.6	Either party may announce the signing of this Contract by means of a notice to the press, subject to prior approval of the other party and provided always that the other party has agreed in advance to the content of such notice.

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25 -	COLLATERAL AGREEMENTS AND REPRESENTATIONS

25.1	The parties have negotiated this Contract (and the other related agreements entered into between the parties on the date hereof) on the basis that the terms and conditions set out herein represent the entire agreement between them relating in any way whatsoever to the Aircraft, services and spares which form the subject matter of this Contract and accordingly they agree that all liabilities for and remedies in respect of any representations made are excluded save insofar as provided in this Contract (and the other related agreements entered into between the parties on the date hereof). Neither party shall have any claim against the other on the grounds that it has placed any reliance whatsoever on any representations, agreements, statements, or understandings, whether oral or in writing, made prior to the date of this Contract, other than those expressly incorporated or recited in this Contract (or any other related agreement entered into between the parties on the date hereof).

25.2	No studies, reports, analyses, forecasts, or other documents relating to traffic, revenue, or costs predicted in connection with Buyer’s possible use of the Aircraft prepared by or at the direction of Seller and given to Buyer shall constitute or evidence warranties, representations, or any contractual or other commitments on the part of Seller and do not form part of this Contract, and Buyer waives any claims against Seller that it has placed any reliance on any statement in any such document for any purpose. All assumptions reflected in any such documents are based on information available to Seller when prepared and are subject to change. The accuracy and reliability of such information varies according to the availability of information to Seller. Accordingly, conclusions based on these assumptions are indicative only and Seller disclaims responsibility and Buyer accepts that Seller is not liable for any decisions made, expenses incurred, or opportunities foregone by Buyer after receipt of any such document or information.

25.3	Seller represents to Buyer that, at the date of execution of this Contract and on each successive Delivery Date:

(1)	It is a corporation, duly incorporated and validly existing under the law of its jurisdiction of incorporation;

(2)	It has the power to own its assets and to carry on its business as it is being conducted;

(3)	The obligations expressed to be assumed by it in this Contract are legal, valid, binding and enforceable obligations;

(4)	It has the power to enter into, perform and deliver, and has taken all necessary action to authorize its entry into and performance of this Contract and the transactions contemplated by this Contract; and

(5)	All Authorisations required or desirable (a) to enable it lawfully to enter into, exercise its rights and comply with its obligations under this Contract, and (b) to make this Contract admissible in evidence in its jurisdiction of incorporation have in each case been obtained or effected and are in full force and effect.

The representations made in this Clause 25.3 are made by Seller on the date of execution of this Contract and on each Delivery Date.

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25.4	Buyer represents to Seller that, at the date of execution of this Contract and on each Delivery Date:

(1)	It is a corporation, duly incorporated and validly existing under the law of its jurisdiction of incorporation;

(2)	It has the power to own its assets and to carry on its business as it is being conducted;

(3)	The obligations expressed to be assumed by it in this Contract are legal, valid, binding and enforceable obligations;

(4)	It has the power to enter into, perform and deliver, and has taken all necessary action to authorize its entry into and performance of this Contract and the transactions contemplated by this Contract; and

(5)	All Authorisations required or desirable (a) to enable it lawfully to enter into, exercise its rights and comply with its obligations under this Contract, and (b) to make this Contract admissible in evidence in its jurisdiction of incorporation have in each case been obtained or effected and are in full force and effect.

The representations made in this clause 25.4 are made by Buyer on the date of execution of this Contract and on each Delivery Date.

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26 -	ASSIGNMENT OF CONTRACT

26.1	This Contract is not assignable in whole or in part without the prior written consent of the other party except;

26.1.1	Buyer may assign its rights to purchase the Aircraft for the purpose of financing of the Aircraft, in whole or in part, provided, however, that Buyer so notifies Seller in writing in advance, and such assignment is subject to the limitations of this Contract;

26.1.2	Assignment of Warranties, Product Support, Training and other rights and obligations to the Operator.

Buyer intends to lease each of the Aircraft to the Operator. In connection with the lease of the Aircraft, Seller hereby consents that Buyer assigns to the Operator its rights and obligations relating to any Used Aircraft as well as to any warranties, guarantees, spare parts procurement, technical publications, technical assistance, training and other product support services, including but not limited to the following Clauses and Appendixes, provided however that such assignment shall not incur obligations for Seller in addition to the obligations under this Contract:

•	Clause 16 (Customer Support Services, Guarantees and Warranties)

•	Clause 18 (Interim Aircraft)

•	Appendix D (Spare Parts Procurement)

•	Appendix E (Warranties)

•	Appendix F (Technical Publications)

•	Appendix G (Engineering Assistance)

•	Appendix H (Start-Up Team)

•	Appendix I (Field Service)

•	Appendix J (Training)

•	Appendix L (Performance Guarantee)

•	Appendix M (Dispatch Reliability Guarantee)

Such assignment will be accomplished by a tripartite agreement entered into by and between Seller, Buyer and the Operator. Pursuant to any such assignment, the Operator shall be bound to the same confidentiality provisions as the Buyer with respect to disclosure and reproduction of all technical data, documents and information supplied by or on behalf of Seller.

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26.1.3	Seller may assign in whole or in part any of its rights to receive money hereunder; and

26.1.4	Seller’s interest in this Contract shall be assignable in pursuance of any merger, consolidation or re-organisation or voluntary sale or transfer of all or substantially all Seller’s assets.

26.2	Notwithstanding any assignment of this Contract under clause 26.1.1 or 26.1.2, Buyer shall remain fully liable to Seller to perform all the obligations and duties of Buyer hereunder and the exercise by any assignee of any of the rights assigned shall not release Buyer from any of its duties or obligations to Seller under this Contract, save to the extent that such exercise by the assignee shall constitute performance of such duties and obligations.

26.3	Notwithstanding any assignment of this Contract under clause 26.1.3 or 26.1.4, Seller shall remain fully liable to Buyer to perform all the obligations and duties of Seller hereunder and the exercise by any assignee of any of the rights assigned shall not release Seller from any of its duties or obligations to Buyer under this Contract, save to the extent that such exercise by the assignee shall constitute performance of such duties and obligations.

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27 -	APPLICABLE LAW & ARBITRATION

27.1	Governing Law

Pursuant to and in accordance with Section 5-1401 of the New York General Obligations Law, the parties hereto agree that this Contract in all respects shall be governed by, and construed in accordance with, the laws of the State of New York, U.S.A. as applied to contracts to be performed wholly within the State of New York (Exclusive of Section 7-101 of the New York General Obligations Law which is inapplicable to this Contract).

27.2	Arbitration

27.2.1	Any dispute (a “Dispute”) arising out of or in connection with this Contract (including a dispute regarding the existence, validity or termination of this Contract or the consequences of its nullity) shall be referred to and finally resolved by arbitration under the Rules of Arbitration of the International Chamber of Commerce (ICC) (the “Rules”), which Rules are deemed to be incorporated by reference into this arbitration agreement.

27.2.2	The arbitral tribunal shall consist of three (3) arbitrators. The seat of arbitration shall be New York, U.S.A. All hearings shall take place in New York, New York and the language of the arbitration shall be English.

27.2.3	The governing law of this arbitration agreement shall be the substantive laws of the State of New York, U.S.A.

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28 -	NOTICES

28.1	Any notices to be served hereunder may be addressed in the case of Seller:

By post to	Avions de Transport Regional

1 Allée Pierre Nadot 31712 Blagnac Cedex France

	Attention:	Senior Vice President Commercial

By facsimile to +33 5 6221 6336

By email to:	contracts@atr.fr

and in the case of Buyer:

By post to	Canela Investments LLC

c/o Azul Linhas Aéreas Brasileiras S/A

Alameda Surubiju, 2010 Alphaville Industrial, Barueri Sao Paulo Brazil

	Attention:	Vice President / Legal Director

By facsimile to +55 11 4134 9890

By email to:	contratos@voeazul.com.br

28.2	All notices and requests required or authorised hereunder shall be given in writing either by personal delivery to an Authorised Representative of the party to whom the same is given or by registered mail (return receipt requested) or by facsimile and the date upon which any such notice or request is so personally delivered or if such notice or request is given by facsimile, the date upon which it is received by the addressee shall be deemed to be the effective date of such notice or request, provided that the sender has received oral or written confirmation from the recipient that all pages of the notice or request were received in legible form. Advance copies may however be delivered by email to the electronic addresses set forth above.

28.3	All notices, communications and documents to be given under this Contract shall be in English. If they are not in English, they must be given with a certified English translation. If there is any difference between the English version of any notices given or to be given in connection herewith and any version in any other language, the English version will apply.

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EXECUTION PAGE

IN WITNESS WHEREOF the parties have signed this Contract in two (2) original copies in the English language on the date first above written, each party acknowledging receipt of one such copy.

For and on behalf of:
CANELA INVESTMENTS LLC

Signature:	/s/ Gerald B. Lee

Name:	Gerald B. Lee
Title:	Managing Director
Date:	14/12/2010

For and on behalf of:
AVIONS DE TRANSPORT REGIONAL

Signature:	/s/ Filippo Bagmato

Name:	Filippo Bagmato
Title:	CEO HTR
Date:	14/12/2010

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APPENDIX A

SPECIFICATION

The ATR 72-600 Technical Specification DO/T 3864/07 dated May 2008 is issued as a separate document. It is amended in accordance with the following list.

1	ATR 72-600 TECHNICAL SPECIFICATION – DO/T 3864/07 DATED MAY 2008

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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APPENDIX B

[*****]

Delivery Month	[*****]

July 2010	[*****]

October 2011	[*****]
November 2011	[*****]
December 2011	[*****]
January 2012	[*****]
February 2012	[*****]
March 2012	[*****]
April 2012	[*****]
May 2012	[*****]
June 2012	[*****]
July 2012	[*****]
August 2012	[*****]
September 2012	[*****]
October 2012	[*****]
November 2012	[*****]
December 2012	[*****]
January 2013	[*****]
February 2013	[*****]
March 2013	[*****]
April 2013	[*****]
May 2013	[*****]
June 2013	[*****]
July 2013	[*****]
August 2013	[*****]
September 2013	[*****]
October 2013	[*****]
November 2013	[*****]
December 2013	[*****]
January 2014	[*****]
February 2014	[*****]
March 2014	[*****]
April 2014	[*****]
May 2014	[*****]
June 2014	[*****]
July 2014	[*****]
August 2014	[*****]
September 2014	[*****]
[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Delivery Month	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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APPENDIX C

LIST OF DOCUMENTS EXCHANGED AT AIRCRAFT ACCEPTANCE

1	CERTIFICATES

1.1	Type airworthiness certificate

1.2	Type certificate of nuisance limitation

1.3	Airworthiness Certificate for Export

1.4	Noise limitation certificate for export

1.5	Certificate of radio compliance for export

1.6	Non registration and non mortgage certificate

1.7	Temporary permit to fly (unless not granted by Civil Aviation Authority)

2	TECHNICAL DOCUMENTATION

2.1	ATR 72-600 Specification

2.2	Design standard SCN / Option list

2.3	Aircraft Modification List

2.4	Aircraft Inspection Report

2.5	Airworthiness Directives Compliance Check List

2.6	Aircraft Component List (sorted by ATA chapter) – CD / Hard Copies

2.7	Log Books

Aircraft Log Book

Engine Log Books (LH—RH)

•	Turbomachine (LH—RH)

•	Gearbox reduction (LH—RH)

•	List of engines components (RH—LH)

•	List of Service Bulletins embodied on Engines (LH—RH)

Propellers Log Books (LH—RH)

Landing Gear Log Book

•	Main (LH—RH)

•	Nose

Batteries Log Books

2.8	Loose / emergency equipment list

2.9	Weight and balance report

2.10	Commitment Letter (if any)

2.11	Technical Publications

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APPENDIX D

SPARE PARTS PROCUREMENT

CONTENTS

1	GENERAL

1.1	Preamble
1.2	Support Period
1.3	Warranties

2	INITIAL PROVISIONING

2.1	Initial Provisioning Purchase Orders
2.2	Initial Provisioning Data
2.3	Initial Provisioning Conference
2.4	Initial Provisioning Ordering & Delivery
2.5	Initial Provisioning Investment Forecast
2.6	Initial Provisioning Investment Buy-Back

3	INVENTORY

3.1	General

4	RE-PROVISIONING

4.1	General
4.2	AOGs
4.3	Critical/Routine Orders

5	PACKAGING

6	DELIVERY

7	PRICING

7.1	Seller’s Price Catalogue
7.2	Quotations
7.3	Cancellation Charges

8	PAYMENT AND TRANSFER OF TITLE

9	SPARES SERVICES

9.1	Standard Exchange and Repair Services
9.2	Lease Service

EXHIBIT A: SPARE PARTS SERVICES

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1	GENERAL

1.1	Preamble

This Appendix D describes the terms and conditions of the support that will be provided by Seller (or a designated partner) to Buyer in respect of the spares falling into the following spares’ usage categories:

UC 1:   Manufacturer proprietary items (“Proprietary Items”)

UC 2:   Vendors units (“Vendors Units”)

UC 7:   Vendors units’ breakdown parts (“Vendors’ Breakdown Parts”)

UC 8:   Modification Kits

UC 9:   Repair Kits

It shall be noted that Aviation Logistics shall provide spare support for spares falling into the following spares’ usage categories:

UC 3:   Hardware and standard items (“Hardware”)

UC 5:   Raw and bulk materials (“Raw & Bulk Materials”)

UC 6:   Ingredients (“Ingredients”)

It shall be also noted the ECA Sinters shall provide spare support for spares falling into the following spares’ usage category:

UC 4:   Tools, test and ground support equipment (“GSE”)

Should Buyer request so, GSE and tooling shall be furnished through ATR by ECA Sinters.

1.2	Support Period

During a period commencing with the date hereof and continuing as long as at least [*****] aircraft of the ATR model are operated in commercial air transport service (the “Support Period”), Seller will maintain or have maintained a reasonable stock as defined in Clause 3 of this Appendix and will furnish interchangeable and/or equivalent products adequate to meet Buyer’s needs for repairs and replacements on all Aircraft of the above mentioned model. Such spares will be sold and delivered with reasonable promptness upon receipt of Buyer’s orders.

Seller shall use its best efforts to obtain a similar service from all Vendors for ATR parts that are originally installed on Aircraft and not manufactured by Seller.

1.3	General Terms & Conditions

Unless otherwise stated herein, the general sales conditions applicable to spares sales and spares support and services are detailed in the “ATR Terms and Conditions of Sales of Goods and Services”, available on-line or on Seller’s support web site.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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2	INITIAL PROVISIONING

2.1	Initial Provisioning Purchase Orders

Buyer’s purchase orders of spares addressed to Seller shall be considered as initial provisioning purchase orders (“IP Purchase Orders”) provided they are received by Seller within [*****] following the delivery of any Aircraft or Used Aircraft. All spares delivered pursuant to such IP Purchase Orders shall be considered as initial provisioning spare parts package (“IP Spares”).

2.2	Initial Provisioning Data

Initial provisioning data (“IP Data”) for both the Aircraft and the Used Aircraft shall be furnished by Seller to Buyer as soon as available in the form of listing or computer file providing Buyer with the necessary evaluation time and allowing the on-time delivery of the IP Spares.

Seller shall prepare and furnish to Buyer the following data in the English language.

2.2.1	Seller’s Data

Seller will provide to Buyer the following:

(i)	A list of long lead time items and main components of the Aircraft and Used Aircraft as advanced data, on hard copy at a time to be mutually agreed;

(ii)	A complete initial provisioning recommendation that includes Proprietary Items, Vendors Units, Hardware and Ingredients at the IP Conference (as defined below); and

(iii)	A customised recommendation of GSE and Raw & Bulk Material as required for the maintenance of the Aircraft and maintenance of the Used Aircraft.

2.2.2	IP Data compliance and configuration guarantee

Seller shall ensure that its IP Data supplied to Buyer shall comply with the latest certification standard of the Aircraft or with the specification of the Used Aircraft and that said data will allow spares’ orders consistent with the status of the parts installed on Buyer’s Aircraft or Used Aircraft.

This provision shall not cover the parts incorporated on Buyer’s Aircraft or Used Aircraft as a consequence of Buyer’s modifications unknown to Seller and not designed nor agreed by Seller.

2.2.3	Cross reference / interchangeable parts listing

Seller shall also supply to Buyer a list of cross reference/interchangeable parts including hardware, sealant, adhesives, and electrical connectors. Such listing shall cross reference parts to standard aeronautical (“AN”), military (“MS”) or other norms.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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2.3	Initial Provisioning Conference

Seller shall organise on Buyer’s request an initial provisioning conference (the “IP Conference”) for the purpose of preparing the initial provisioning of spare parts to Buyer. The IP Conference will take place at Seller’s premises or at any other mutually agreed location as early as possible after execution of this Contract.

2.4	Initial Provisioning Ordering & Delivery

2.4.1	Buyer’s IP Purchase Orders shall be placed no later than [*****] following the IP Conference.

2.4.2	In order to ensure the operation of Buyer’s Aircraft, and subject to the IP Purchase Orders being placed as mentioned here above, Seller shall deliver the IP Spares relating to the Aircraft and included in the initial provisioning as follows:

(i)	At least [*****] of the quantities of each item ordered for each block of Aircraft (a block of Aircraft being defined as [*****] Aircraft to be delivered in sequence), one [*****] prior to delivery of the first Aircraft of each such block of Aircraft to Buyer.

(ii)	[*****] of the quantities of each item ordered for each block of Aircraft (the “IP Block”) [*****] after the delivery of the first Aircraft of each such block of Aircraft to Buyer.

In the event that, [*****] after the delivery of the first Aircraft of each such block of Aircraft to Buyer, less than [*****] of IP Block relating to each such block of Aircraft is delivered by Seller to Buyer, then Seller shall provide Buyer with a credit equal to (i) [*****] minus [*****] of the IP Block relating to each such block of Aircraft delivered by Seller to Buyer, up to a maximum of [*****] multiplied by the (ii) aggregate value of the undelivered portion of the IP Block ordered by the Buyer.

2.4.3	Seller shall ensure that during the Initial Provisioning phase, the parts manufactured by Seller or its subcontractors shall be supplied in conformity with the latest configuration standard of the Aircraft. Otherwise, Seller or its subcontractors shall replace such items at [*****].

2.5	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

3	INVENTORY

Seller undertakes to keep a sufficient inventory of spare parts in its own stores, including spare parts as defined in Clause 1.1 of this Appendix D, and shall supply interchangeable and/or alternate items to meet the demand and shipping schedule requirements made known by Buyer for replacement or repair purposes.

4	RE-PROVISIONING

4.1	General

Seller shall support Buyer’s re-provisioning orders of spare parts from its spares centres.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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4.2	AOGs

Seller will provide a twenty-four (24) hours per day, seven (7) days a week emergency service, inclusive of holiday periods, to allow the supply of the concerned spare part(s) available in Seller’s stores, workshops and production line, including high-cost/long lead time spare parts.

Seller will respond to Buyer’s AOG notice within [*****] after receipt of an AOG order and ship (ex-works) from its warehouse within [*****].

4.3	Critical / Routine Orders

4.3.1	Critical Orders

Seller will respond to Buyer’s critical order within [*****] and will endeavour to ship (ex-works) from its warehouse the parts within [*****] lead-time.

4.3.2	Routine Orders

Seller will respond to Buyer’s routine order within [*****] and will endeavour to ship (ex-works) from its warehouse the parts within [*****] lead-time.

4.3.3	Slow moving items sourced by Seller on a back to back order basis: [*****] from the date of receipt of the order.

4.3.4	Other items (insurance items, modification kits…) will be quoted upon request.

Exact delivery lead-time will be confirmed to Buyer upon acknowledgement of his order and will supersede any previous information.

5	PACKAGING

5.1	All prices shall include packaging according to ATA SPEC 300 category 3 or category 2 (as appropriate). Seller shall provide for spare parts if so requested by Buyer with an order packaging according to ATA SPEC 300 category 1 at cost price less Seller’s cost for category 2 packaging. Seller accepts the burden of proof of proper packaging of spare parts shipped to Buyer.

5.2	Seller shall include in and fasten outside all shipping containers either packaging cards prepared in accordance with ATA SPEC 200 or packaging sheets at Buyer’s choice. Seller shall also include in the container copy of the pro-forma invoice for customs clearance.

6	DELIVERY

6.1	All shipment of new and used parts must be accompanied by documentation substantiating their condition such as EASA form one / FAA 8130-3 / Certificate of Conformity / test reports (as applicable), and with respect to life limited parts, time since installation (TSI), time since overhaul (TSO) and time since new (TSN).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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6.2	Should the Buyer find damage or functional faults affecting the delivered part, or deviations from the purchase order specification, Buyer shall be entitled to return subject part within (30) days after receipt at Seller’s or its subcontractor’s expense.

6.3	Late Delivery

6.3.1	In the event of a delay in delivery of any spare part other than a structural part (ATR Proprietary Item) beyond the timeframe provided in Section 4.2 and 4.3.1 of this Appendix D and such delay is not due not an Excusable Delay, the provisions of this Clause 6.3 shall apply.

6.3.2	Subject always to 6.3.1 above, if Seller does not deliver a spare part within the timeframe provided in Section 4.2 and 4.3.1 of this Appendix D, Seller shall issue to Buyer a credit equal to [*****] of the spare part purchase price for every additional day beyond the timeframe provided in Section 4.2 and 4.3.1 of this Appendix D, such amount to be capped at [*****] of the spare parts purchase price.

6.3.3	In addition to the delay remedies provided in 6.3.2 above, if a spare part relating to an AOG notice is not shipped within the guidelines set forth in Clause 4.2 of this Appendix D, Seller shall issue to Buyer a credit equal to [*****] of the purchase price of the spare part for every [*****] the part is delayed before shipment to Buyer, such amount to be capped at [*****] of the spare parts purchase price, provided always that the number of spare parts purchased by Buyer to Seller on an AOG basis does not exceed [*****] of the total number of spare parts purchased by Buyer to Seller.

6.3.4	The damages as set forth in Sections 6.2.2 and 6.2.3 of this Appendix D shall be paid by Seller only if :

(i)	Buyer has ordered from Seller to the mutually agreed quantities and at the mutually agreed dates as specified in the Initial Provisioning Conferences, and has kept at all times an on-site stock of spare part comparable in terms of value and quantities to the on-site stock value and quantities agreed during the Initial Provisioning Conferences (subject to any adjustment pursuant to Clause 2.5 of this Appendix D); or

(ii)	Buyer has placed routine orders within published lead times.

7	PRICING

The provisions contained in this Clause 6 will apply to both initial provisioning and re-provisioning orders.

7.1	Seller’s Price Catalogue

Price for Proprietary Items, Vendors Units or other spare parts will be provided directly through the ATR support web site (the “Spare Parts Catalogue”).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Spare Parts Catalogue prices shall be effective at the date of issue of each year. However, ATR reserves the right to increase or decrease said Spare Parts Catalogue prices during that one (1) year period in case of significant and justified error in the published price of an item in the Spare Parts Catalogue or, in particular for the Non Proprietary Items, in case of change of price from the Vendor or supplier.

Every year, upon:

•	Application of specific indexation mechanism included in each suppliers contract,

•	Negotiations performed with vendors,

•	Feedback information from ATR customer base and suppliers network,

•	World wide spares market assessment,

ATR will ensure that the variations applied to its pricing policy remain in line with the variations applied during the year in the regional aircraft market.

All prices listed in ATR Spare Parts Catalogue are expressed in Dollars or Euros on ex-works basis (Incoterms 2000 definition), and exclusive of all taxes and duties.

7.2	Quotations

Prices for items not published in the Spare Parts Catalogue will be quoted within [*****] for procurable items (items having a part number) and [*****] for non-procurable items (items not having a part number) from Buyer’s request for quotation. Seller shall provide service bulletin kit prices within [*****] from service bulletin approval.

7.3	AOG or Expediting Fees

Buyer shall not be bound to pay any AOG or expediting fee of any kind for AOG spare parts orders.

7.4	[*****]

7.4.1	[*****]

7.4.2	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

7.5	Cancellation charges

In the event Buyer elects to cancel a spare parts order already received by Seller, Seller may, at its discretion, charge Buyer a cancellation fee for refusing to take delivery of all or part of the goods according to the figures set out in this Clause 7.5.

The cancellation charges that Seller is entitled to recover are expressed as a percentage or the total of the then current brand new price of the spares covered by the order, which percentage is depending on the elapsed time from the order date as set out below:

•	If the order is cancelled between [*****] days before the estimated delivery date, then [*****] of the amount of the order will be charged to Buyer

•	If the order is cancelled between [*****] days before estimated delivery date, then [*****] of the amount of the order will be charged to Buyer

•	If contract is cancelled between [*****] days before estimated delivery date, then [*****] of the amount of the contract will be charged to Buyer

•	If the order is cancelled [*****] days or more before estimated delivery date, then [*****] cancellation charges will apply

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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8	PAYMENT AND TRANSFER OF TITLE

8.1	Payment shall be made by Buyer to Seller within [*****] from the date mentioned on the invoice or invoice statements.

In the event of any delayed payment under this Appendix C, Seller is entitled to damages from Buyer at the default rate as per article 6.7 of this Contract. These damages will be calculated from the [*****] after the date mentioned on the invoice or invoice statements until the date payment is received by Seller and will be applicable to any outstanding amount due by Buyer to Seller.

8.2	Property in and title to the spares parts will not pass to Buyer until the relevant price is fully paid to Seller.

9	SPARES SERVICES

9.1	Standard Exchange and Repair Services

A standard exchange and repair service will be provided by Seller for some overhaulable / repairable items including Vendors Units and Airframe parts listed in Exhibit A to this Appendix D. The applicable conditions will be set forth in the spares support and services catalogue as published on ATR support website and/or in separate documents, as applicable.

9.2	Lease Services

A lease service will be provided by Seller and shall apply to:

(i)	Airframe parts listed hereto as Exhibit A to this Appendix

(ii)	Components listed in the spares support & services catalogue as published on ATR support website.

The applicable terms and conditions will be set forth in the spares support & services catalogue and/or in separate documents, as applicable.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT A TO

APPENDIX D—CLAUSE 9

SPARE PARTS SERVICES

List of Insurance Items eligible for repair, lease or standard exchange:

•	DOOR ASSY ENTRY

•	DOOR ASSY HATCH

•	DOOR ASSY EMERGENCY

•	DOOR ASSY CARGO

•	DOOR ASSY SERVICE

•	DOOR ASSY LH LANDING GEAR

•	DOOR ASSY RH LANDING GEAR

•	ELEVATOR LH WITH TABS

•	ELEVATOR RH WITH TABS

•	RUDDER ASSY

•	TAIL CONE ASSY

•	AIR INTAKE DUCT

•	AIR INLET STRUCTURE

•	LEADING EDGES

•	FLAPS ASSY INBOARD

•	FLAPS ASSY OUTBOARD

•	AILERON ASSY LH

•	AILERON ASSY RH

•	SPOILER LH

•	SPOILER RH

•	ENGINE MOUNT ASSY

•	ENGINE COWLS

•	ENGINE NACELLE FAIRING

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APPENDIX E

WARRANTIES

1	SELLER’S WARRANTY

1.1	Seller’s Warranties on Aircraft

Subject to Clause 1.4 (Warranty Period), 1.5 (Exclusions) and 2 (Vendor Warranties) hereof, Seller warrants to Buyer that each Aircraft shall, at the time of its delivery to Buyer:

(i)	Be free from defects in material;

(ii)	Be free from defects in workmanship (including processes of manufacture);

(iii)	Be free from defects in design (including selection of materials) having regard to the state of the art at the date of its design; and

(iv)	Be free from defects arising from failure to conform to the Specification of the Aircraft, except to those portions of the Specification where it is expressly stated that they are estimates, approximations or design aims.

1.2	Seller’s Warranties on Seller Parts

Subject to Clause 1.4 (Warranty Period) and Clause 1.5 (Exclusions) hereof, Seller warrants to Buyer that each Seller Part shall, at the time of delivery of the Aircraft to Buyer:

(i)	Be free from defects in material;

(ii)	Be free from defects in workmanship (including processes of manufacture);

(iii)	Be free from defects in design (including selection of materials) having regard to the state of the art at the date of its design; and

(iv)	Be free from defects in its installation in the Aircraft.

1.3	Seller’s Warranties on Vendor Parts

1.3.1 Subject to Clause 1.4 (Warranty Period) and Clause 1.5 (Exclusions) hereof, Seller warrants to Buyer that each Vendor Part shall, at the time of delivery of the Aircraft to Buyer:

(i)	Be free from defects in its installation in the Aircraft;

(ii)	Be suitable for its intended use; and

(iii)	Be installed in such a manner as not to invalidate any Vendor Warranties.

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1.4	Warranty Period

Seller’s Warranties shall be limited to those defects that become apparent within:

•	For the warranty in respect of defects in design, [*****] months; and

•	For the warranty in respect of other defects, [*****] months or [*****] (whichever shall first expire)

after delivery of the Aircraft (the “Seller’s Warranty Period”)

1.5	Exclusions

1.5.1	Buyer’s rights under Seller’s Warranties are subject to the Aircraft and Seller Parts being maintained, overhauled, repaired and operated in accordance with instructions issued by Seller, or with the instructions issued or approved by Buyer’s Airworthiness Authorities.

1.5.2	Seller’s liability under Seller’s Warranties shall not extend to fair wear and tear nor to:

(i)	Any Aircraft or Seller Part which either (a) has been repaired, altered or modified after delivery except by Seller or in a manner approved or authorised by Seller or (b) which has not been properly serviced or maintained as required under the Manuals, Technical Publications or by relevant aviation authorities;

(ii)	Any Aircraft or Seller Part which has been operated by Buyer in its damaged state subsequent to its involvement in an accident (except during the flight on which such damage has occurred), or for any other reason;

(iii)	Seller Parts from which the manufacturers’ trade mark, name, serial number or other identification marks have been removed; and

(iv)	Conditions resulting from the acts or omissions of Buyer.

1.6	Administration of Seller’s Warranties on Seller Parts

With respect to Seller Parts, Seller’s Warranties shall be administered as hereinafter provided.

(i)	Should Buyer discover a defect during the Warranty Period that entitles Buyer to make a claim under Seller’s Warranties, Buyer shall within [*****] after such discovery file a Warranty Claim addressed to Seller to the attention of ATR Customer Support Warranty Desk and shall promptly send to Seller the relevant Seller Part alleged to be defective;

(ii)	All transportation costs, insurance, and any other expenses in connection with return of the defective Seller Part to Seller’s facilities (or to any facility designated by Seller) shall be borne [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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All transportation costs, insurance and any other expenses in connection with return of the Seller Parts repaired under the Seller’s Warranties to Buyer’s main base, shall be borne [*****];

(iii)	Seller shall at its own expense promptly make all repairs or replacements necessary to make the relevant defective Seller Part comply in all respects with Seller’s Warranties. Seller shall have the sole right to determine whether the relevant defective Seller Part shall be repaired, overhauled or replaced;

(iv)	If any relevant defective Seller Part cannot be repaired or overhauled economically, Seller shall, at Buyer’s option, either:

(a)	Provide, [*****], a replacement part (having the same or higher value, the same or higher remaining life and the same or higher modification status) within a lead-time of [*****] from the date on which such relevant defective Seller Part is received at Seller’s premises (or at the facilities designated by Seller); or

(b)	Extend a corresponding credit to Buyer for Buyer’s future purchase of parts,

and the relevant defective Seller Part shall without further act become the property of Seller;

(v)	All warranty repairs, overhauls and corrections will be at Seller’s expense provided Seller or its representative accepts that the claim is subject to the Seller’s Warranties;

(vi)	Warranty Claim determination will be reasonably based upon reports from Seller’s regional or on site representative, historical data logs, inspection, tests and findings during repair and failure analysis;

(vii)	Seller shall have the right to inspect, without unreasonably interfering with Buyer’s operations, the Aircraft and relevant documents and other recognised records in the event of any claim under this Clause;

(viii)	If Seller Parts which are sent to Seller under warranty consideration are found to be in a “No Fault Found” status, Seller shall notify Buyer and Buyer shall refund to Seller its transportation costs and reasonable test charges;

(ix)	The unexpired portion of the original warranty shall apply to any Seller Part replaced or repaired under this Clause.

1.7	Ferry of Aircraft

In the event that Buyer desires to ferry an Aircraft to Seller’s premises or other agreed location for consideration of a Warranty Claim, Buyer will notify Seller of its intention and Seller will before such ferry have the right to inspect such Aircraft. Seller shall thereafter promptly make all repairs or replacements necessary under any valid Warranty Claim to make the relevant defective Seller Part comply in all respects with Seller’s Warranties, subject always to the provisions of Clause 1.6 of this Appendix D.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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1.8	On-Aircraft Work By Seller

Repairs or correction under a Warranty Claim may justify the dispatch by Seller of a working team to make such repair or correction through the accomplishment of a Seller Service Bulletin at Buyer’s facilities. Seller and Buyer will agree on a schedule and place for such work to be performed, Seller shall thereafter promptly make all repairs or replacements necessary under any valid Warranty Claim to make the relevant defective Seller Part comply in all respects with Seller’s Warranties, subject always to the provisions of Clause 1.6 of this Appendix.

1.9	In-house Warranty

After previous approvals in writing from Seller or its representative at Buyer’s base (which approval shall not be unreasonably withheld), Buyer may be authorised to perform, subject to the terms of the Seller’s Warranties and the terms hereof, the repair of Seller Parts covered by the Seller’s Warranties “in-house”. Seller’s representative has the right to request return shipment of removed Seller Parts, if the nature of the failure requires technical investigation.

Seller’s representative shall further have the right to be present during the disassembly and inspection of the defective Seller Parts. Buyer shall repair or correct such parts in accordance with Seller’s instructions.

In such event, Buyer shall file a Warranty Claim within [*****] after discovery of a defect for which Seller’s Warranties apply, along with a statement of the labour cost expended plus the cost of the material required for repair at current catalogue prices whereupon Seller shall promptly pay to Buyer such amount. Alternatively, Buyer may elect to request Seller to credit to its account in an amount equal to the [*****] at current catalogue prices.

The man-hours authorised for “in-house” repair of any item by Buyer shall be based on [*****] provided that the man-hours expended are not otherwise required for maintenance work currently being carried out on the Aircraft or other unrelated items.

For the purpose of this clause, the warranty labour rate shall be [*****] of Buyer’s average direct hourly labour rate. For this purpose, “average direct hourly labour rate” means the average hourly rate (excluding all fringe benefits, premium time allowances, social charges, business taxes and the like) paid to Buyer’s employees whose jobs are directly related to the performance of the repair or modification. Prior to or concurrent with submission of Buyer’s first claim for labour reimbursement hereunder, Buyer shall notify Seller of Buyer’s then current average direct hourly labour rate, and thereafter Buyer shall promptly notify Seller of any significant change in such rate. If requested, Buyer shall furnish to Seller such data as may be reasonably required to substantiate such rate.

In no case will reimbursement be made to Buyer for repair costs including labor and material in excess of those which would have resulted if repairs had been carried out at Seller’s facilities. The labour cost to be credited by Seller as aforesaid shall account for:

•	Fault Location

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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•	Disassembly,

•	Repair,

•	Reassembly,

•	Final inspection and test.

Claims for “in-house” Warranty credit shall be in accordance with the format of a Warranty Claim and will include the additional following data:

•	Part number of parts

•	Serial Number of parts

•	Description of parts

•	Quantity of parts,

•	Unit price of parts,

•	Total price of parts,

•	Total labour hours,

•	Total claim value.

If a part has a malfunction and is rectified by Buyer within the Warranty Period after previous approval from Seller or Seller’s representative, Seller shall be responsible only for the portion of rectification cost related to the malfunction, in accordance with the material and man-hour prices as previously defined.

Buyer shall retain failed defective parts for a period of [*****] after the date of completion of repair. At Seller’s request, such parts are to be returned to Seller’s designated facilities, within [*****] from receipt of such request.

2	VENDOR WARRANTIES

2.1	Vendor Warranties on Vendor Parts

2.1.1	Prior to the delivery of the Aircraft, Seller shall obtain from each Vendor enforceable warranties covering defects in material, workmanship and design (the “Vendor Warranties”) in respect of the Vendor Parts. Seller warrants that Buyer will be entitled to the benefit thereof in accordance with the terms and conditions of the Vendor Warranty Manual.

Seller shall, at the time of delivery of the Aircraft, supply to Buyer the Vendor Warranty Manual detailing the warranties that are available to Buyer in respect of Vendor Parts.

The Vendor Warranties shall be administered in accordance with the terms of the Vendor Warranty Manual. Buyer shall address any claim arising under the Vendor Warranties directly to the appropriate Vendor, and keep Seller informed of the process of its claim. Any Vendor Part claimed to be subject to Vendor Warranties shall be sent directly to the applicable Vendor

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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2.1.2	[*****]

2.1.3	Seller shall also [*****] to obtain a [*****] years MTBUR warranty from those Vendors for which the MTBUR guarantees contained in the Vendor Warranty Manual is less than [*****] years.

2.2	Failure by Vendor to Honour Vendor Warranties

In the event that (i) any Vendor, under any standard warranty obtained by Seller and set out in the Vendor Warranty Manual, defaults in the performance of any material obligation in respect of such standard warranty and (ii) Buyer submits to Seller reasonable proof that such default has occurred, then Seller’s Warranty shall apply to such defect to the same extent as if it was a defect to a Seller Part.

At Seller’s request, Buyer shall assign to Seller, and Seller shall be subrogated, to all of Buyer’s rights against such Vendor with respect to such defect and arising by reason of such default.

Any accessory, equipment or part selected by Buyer and installed in an Aircraft at Buyer’s request whether following a request for change prior to execution of this Contract or following signature of a SCN shall be excluded from this Clause 2.2.

3	INTERFACE COMMITMENT

3.1	Interface Problems

If Buyer experiences any technical problem in the operation of the Aircraft or its systems due to malfunction or failure of an accessory, equipment or part, the cause of which, after due and reasonable investigation by Buyer, is not readily identifiable as attributable to the design characteristics of one or more components of the Aircraft (an “Interface Problem”) Seller shall, if requested by Buyer, and without charge to Buyer, promptly conduct an investigation and analysis of such Interface Problem to determine, if possible, the cause or causes of the Interface Problem and to recommend such corrective action. Buyer shall furnish to Seller all data and information in Buyer’s possession relevant to the Interface Problem, and shall cooperate with Seller in the conduct of its investigations and such tests as may be required. At the conclusion of its investigations, Seller shall promptly advise Buyer in writing of Seller’s opinion as to the cause or causes of the Interface Problem and Seller’s recommendations as to corrective action.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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3.2	Seller’s Responsibility

If Seller determines that the Interface Problem is primarily attributable to a defect in the design of any component manufactured to Seller’s detailed design, Seller shall correct the design of such component, at [*****] to Buyer, to the extent of any then existing obligations of Seller under Seller Warranty.

3.3	Vendor’s Responsibility

If Seller determines that the Interface Problem is primarily attributable to a defect in the design of a component not manufactured to Seller’s design, Seller shall, if requested by Buyer, assist Buyer in processing any warranty claim Buyer may have against the manufacturer of such component. Seller shall also take whatever action is permitted by its contract with such manufacturer in an effort to obtain a correction of the Interface Problem acceptable to Buyer.

3.4	Joint Responsibility

If Seller determines in that the Interface Problem is partially attributable to a defect in the design of a component manufactured to Seller’s detailed design and partially to a defect in the design of components not manufactured to Seller’s detailed design, Seller shall, if requested by Buyer, seek a solution to the Interface Problem through the co-operative efforts of Seller and the manufacturers of the other components involved. Seller shall promptly advise Buyer of such corrective action as may be proposed by Seller and such other manufacturers, such proposal to be consistent with any then existing obligations of Seller and such other manufacturers.

If such proposal is acceptable to Buyer, the proposed action shall be taken. Acceptance by Buyer of such action shall constitute full satisfaction of any claim Buyer may have against either Seller or such other manufacturers with respect to such Interface Problem.

3.5	General provisions for Interface Commitment

All requests under this Clause 3 shall be directed to Seller’s and / or Vendors’ warranty administrators as appropriate.

Except as specifically set forth in this Clause 3, this Clause 3 shall not be deemed to impose on Seller any obligation not expressly set forth elsewhere in this Contract. All reports, recommendations, data and other documents furnished by Seller to Buyer pursuant to this Clause 3 shall be deemed to be delivered under this Contract and shall be subject to the limitations set forth in this Clause 3.

4	SERVICE LIFE POLICY

In addition to the warranties set forth in Clause 1 (Seller’s Warranty) and Clause 2.1.2 above, Seller further agrees that should a Failure occur, in any of the Items listed in Exhibit A to this Appendix D, and subject to the general conditions and limitations set forth in Clause 4.4 below, then the provisions of this Clause 4 shall apply.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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4.1	For the purpose of this Clause 4, the following definitions shall apply:

(i)	“Item” means any of the items of primary structure specified in the Exhibit A hereto,

(ii)	“Failure” means any breakage or defect that impairs the utility and safety or reliability of the Item.

4.2	Subject to general conditions and limitations set forth in Clause 4.4 below, Seller undertakes that if a Failure occurs in an Item before the Aircraft in which that Item was initially installed has completed [*****] flying hours or before the Aircraft in which that part is incorporated has completed [*****] landings or within [*****] months after the delivery of said Aircraft to Buyer (whichever shall first occur), Seller shall, at its own discretion, and as promptly as practicable and at the price hereinafter provided either:

(a)	Design and furnish to Buyer a correction for the Item affected by the Failure and provide any parts required for such correction, or

(b)	Replace such Item.

4.3	Any Item that Seller is required to furnish to Buyer under this Service Life Policy in connection with correction or replacement of an Item shall be furnished to Buyer at a price determined in accordance with the following formula:

[*****]

or

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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4.4	General Conditions and Limitations

4.4.1	The undertakings given in Clauses 4.2 and 4.3 above shall not apply during the period of the warranty applicable to that Item under Clause 1 (Seller Warranty), nor if the Failure of the Item is due to any of the causes referred to in Clauses 1.5.2 (i), (ii) and / or (iii).

4.4.2	This Service Life Policy is applicable to Failures as defined in Clause 4.1, subject to maintenance and overhaul processes as indicated in Seller’s technical documentation and/or any other Seller’s technical written instructions being strictly complied with by Buyer.

4.4.3	The provisions of Clause 1.5.1 above are incorporated herein by this reference and shall condition Seller’s obligation under this Service Life Policy with respect to any listed Item.

4.4.4	Buyer shall maintain historical records with respect to the Item adequate to enable determination as to whether the alleged Failure is covered by the present undertaking and (if so) to define the cost to be borne [*****] in accordance with Clause 4.3 above.

4.4.5	Buyer shall keep Seller or its representative informed of any significant incident whatsoever occurring or recorded, resulting in any damage to the Aircraft. Failure to comply with this requirement shall invalidate this Service Life Policy.

4.4.6	Buyer will have to perform the structural inspections in accordance with the program described in section 8 of the Maintenance Planning Document to be supplied to Buyer according to Appendix F (Technical Publications) hereafter.

Such inspections shall be carried out at Buyer’s expense and the reports relating thereto furnished to Seller in case of disclosure of a Failure, to allow Seller to take all necessary corrective actions. Service Life Policy application is, in all case, conditional to Buyer’s conformity with such inspection program.

4.4.7	In case of any Failure, Buyer shall be obliged to report the breakage or defect in writing or by fax to Seller within [*****] days after any breakage or defect in a listed Item becomes evident whether or not said breakage or defect can reasonably be expected to occur in any other Aircraft. Buyer shall inform Seller of defect or Failure in sufficient detail to enable Seller to deem whether said Failure or defect is subject to the present Service Life Policy.

4.4.8

The return to Seller, if such return is deemed practicable by Seller of any listed Item subject to a Failure, shall be at [*****] expense. [*****] shall bear all return transportation costs to Buyer’s main base. Any required disassembly of the Aircraft or parts thereof, removal of the covered Item subject to a Failure and

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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reassembly, installation, inspection and test of the corrected or replaced Item shall be at Buyer’s expense. If such disassembly, reassembly, installation, inspection and test, is accomplished by Seller at Buyer’s request, the rates to be charged by Seller for any such services shall not exceed the rates charged to other commercial airline customers of Seller during substantially the same time period.

4.4.9	Any listed Item subject to a Failure and returned to Seller shall be under Seller’s responsibility from the time it has been received at Seller’s designated premises for repair until the time it has been returned at Buyer’s main base. During such period of time, Buyer shall no bear any liability as regard the risk of loss or damage relating to any such Item.

4.4.10	Should Seller issue a modification in order to avoid a structural Failure and should Seller elect to deliver the necessary modification kit free of charge to Buyer, then the validity of this commitment under Clause 4 hereof shall be subject to Buyer incorporating in the Aircraft, within a reasonable time to be mutually agreed between Buyer and Seller, such modification as promulgated by Seller and in accordance with Seller’s instruction.

4.4.11	This Service Life Policy is neither a warranty, performance guarantee nor an agreement to modify the Aircraft, or airframe components to conform to new developments hereafter occurring in the state of airframe design and manufacturing art. Seller’s obligation herein is to make only those corrections to the Airframe components or furnish replacement therefore as provided in this Clause 4.

4.4.12	Buyer’s rights under this Clause 4 shall not be assigned, sold, leased, transferred or otherwise alienated by operation of law or otherwise, to other operators except as provided for in Clause 26 (Assignment of Contract) hereof, and without prior Seller’s consent thereto given in writing.

Any unauthorised assignment, sale, lease, transfer or other alienation of Buyer’s rights under this Service Life Policy shall immediately void this Service Life Policy in its entirety.

5	GENERAL CONDITIONS APPLICABLE TO APPENDIX E

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF SELLER AND/OR ITS SUPPLIERS AND REMEDIES OF BUYER SET FORTH IN THIS APPENDIX E ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF SELLER AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE OR DATA DELIVERED UNDER THIS AGREEMENT INCLUDING BUT NOT LIMITED TO:

(A)	ANY WARRANTY AGAINST HIDDEN OR LATENT DEFECTS (GARANTIE DES VICES CACHES)

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(B)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(C)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER ARISING IN CONTRACT OR IN TORT AND WHETHER OR NOT ARISING FROM SELLER’S AND / OR ITS SUPPLIERS’ NEGLIGENCE, ACTUAL OR IMPUTED; AND

(E)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE OR DATA DELIVERED UNDER THIS AGREEMENT.

NEITHER SELLER NOR ITS SUPPLIERS SHALL HAVE ANY OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE OR DATA DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY LIABILITY TO THIRD PARTY INCURRED BY BUYER

FOR THE AVOIDANCE OF DOUBT, SELLER SHALL NOT BE RESPONSIBLE FOR ANY LOSS OR DAMAGES CLAUSED BY THE GROUNDING OF THE AIRCRAFT DUE TO A DEFECT IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE OR DATA DELIVERED UNDER THIS AGREEMENT, AND/OR FOR ANY EXPENSES INCURRED BY BUYER IN OBTAINING ANY SUBSTITUTE AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE OR DATA

NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS CLAUSE 5 OF APPENDIX E, NOTHING CONTAINED IN SUCH PROVISION SHALL AFFORD TO SELLER ANY WIDER EXCLUSION OF ANY LIABILITY OF SELLER THAN SELLER MAY EFFECTIVELY EXCLUDE HAVING REGARD TO THE PROVISIONS OF ANY APPLICABLE LAW.

IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS APPENDIX E SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 5, “SELLER” SHALL INCLUDE SELLER, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

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EXHIBIT A TO

APPENDIX E - CLAUSE 4

LIST OF PRIMARY STRUCTURE PARTS

The Items covered by the Service Life Policy pursuant to Clause 4 of this Appendix E are those described hereunder. Bearing assemblies, bolts, bushings, inspection and access doors are excluded from this Service Life Policy.

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

Seller has contracted with MESSIER HISPANO BUGATTI a Service Life Policy transferable to Buyer, covering the Landing Gears items as listed above

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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APPENDIX F

TECHNICAL PUBLICATIONS

1	GENERAL

1.1	Specification

The technical publications (the “Technical Publications”), where practicable, shall be provided in general accordance with Air Transport Association of America (ATA) Specification No. 100.

Seller acknowledges Buyer’s desire to have Technical Publications issued in SGML or XML format. Such Technical Publications formats are not available today, but should these formats become available, Buyer shall have access to Technical Publications in those formats at [*****] compared to the existing formats.

1.2	Delivery

The Technical Publications and corresponding revisions will be sent to one address only defined by Buyer in the contractually agreed quantities as specified in Clause 3 of this Appendix F and the agreed frequencies. Packing and shipment will be ex-works (Incoterms 2000) Toulouse.

All present or future tax, levy, impost, duty, fees, assessments or other charge of whatever nature and however arising (including, without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same) including but not limited to custom, import and/or export duties shall be paid by Buyer to the relevant authorities in respect of any item delivered ex-works by Seller.

Seller shall never be liable to pay any of the above future tax, levy, impost, duty, fees, assessments or other charge of whatever nature in respect of any item delivered ex-works by Seller.

If any item delivered ex-works by Seller is stopped by any custom authority for whatever reasons, Seller shall have obligation to take any step to obtain such custom clearance.

1.3	Language

The Technical Publications will be supplied in the English language using the aeronautical terminology in common use.

1.4	Technical Level of Publications

The level of Publications at delivery of any Aircraft will correspond to the configuration level of any such Aircraft as defined [*****] before such delivery. The Aircraft configuration level at delivery will be introduced into the Technical Publications at the first revision following the delivery.

Significant modifications applied to any Aircraft when delivered and not dealt with in the Technical Documentation shall be covered in advance copies or temporary revisions.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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1.5	Revision Service

Technical publications will be revised [*****] and such a revision service will be provided at [*****] until [*****] after the delivery of the last Aircraft hereunder. Revision services thereafter will be subject to a separate agreement between Seller and Buyer.

For the avoidance of doubt, any Option Aircraft or Additional Aircraft (as applicable) exercise pursuant to Appendices N (Option Aircraft) and O (Additional Aircraft) hereto will extend accordingly the [*****] revision service period set forth in the above paragraph.

Unscheduled revisions (or equivalent information) to incorporate changes involving safety of operations or safety of maintenance, shall be provided, [*****], for as long as Buyer operates the Aircraft through Technical Publications (including operational documentation) temporary revisions or through regular yearly revisions.

1.6	Buyer Furnished Equipment

Information related to Buyer Furnished Equipment will be included [*****] in the Technical Publications to the extent necessary for the comprehension of the corresponding system(s). Buyer shall supply Buyer Furnished Equipment publications between six (6) and twelve (12) months before scheduled delivery of the Technical Publications.

1.7	Service Bulletins

In accordance with Clause 1.5 of this Appendix F, service bulletins information will be incorporated into the Technical Publications (Aircraft Maintenance Manual, Aircraft Wiring Manual and Illustrated Parts Catalogue) after written notice of Buyer’s intention to embody the Service Bulletin on its fleet. In this case, both information “Before SB” and “After SB” will appear in the manuals concerned.

1.8	On-line access

On line web access to the envelope ATR 72-600 documentation will be provided to a Buyer’s users through the “ATR Doc” portal for as many users as Buyer may reasonably request.

1.9	Effectiveness

1.9.1	The following manuals will be customised:

•	Aircraft Maintenance Manual

•	Description and Operation Manual

•	Trouble Shooting Manual

•	Job Instruction Cards

•	Illustrated Parts Catalogue

•	Wiring Diagram Manual

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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•	Aircraft Wiring Manual

•	Aircraft Schematic Manual

•	Aircraft Wiring Lists

•	Operational Manual

•	Airplane Flight Manual

•	Flight Crew Operating Manual

•	Check List

•	Weight and Balance Manual

•	List of Applicable Publications

1.9.2	Other Manuals will cover all ATR 72-600Aircraft. Effectivities (as applicable) will be defined by Manufacturer Serial Number.

1.10	Airworthiness Authorities

ANAC representatives may have free access to ATR website dedicated to technical documentation (URL: http://www.atrdoc.com), in order to get an on-line access to all ATR technical publication referring to their operators.

1.11	Additional Requirements

If Buyer requires additional copies or other reproductions, or preparation in different form or revisions of any of the data specified in this Clause 1, Seller shall supply requirements to Buyer under purchase orders received from Buyer by Seller. Seller prices for such copies or other reproductions shall be reasonable.

1.12	Proprietary Rights

All data given to Buyer is for the sole use of Buyer, or its approved repair agencies, which undertake the responsibility not to divulge the content of said documents.

2	MANUALS

2.1	Maintenance and associated Manuals

2.1.1	Aircraft Maintenance Manual

This manual will be in general accordance with ATA 100 Specification with texts and illustrations that will be separated. This manual has been split into three separate Manuals:

•	Description and Operation Manual

•	Trouble Shooting Manual

•	Job Instruction Cards

Engine line maintenance data furnished by the engine manufacturer shall be given in documents separated from this manual.

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2.1.2	Illustrated Parts Catalogue

This manual identifies and illustrates replaceable Aircraft parts and assemblies, and will be in general accordance with ATA 100 specification.

2.1.3	Wiring Diagram Manual

This manual describes all the wiring of the Aircraft and will be in general accordance with ATA 100 Specification. The Wiring Diagram Manual has been split into three separate Manuals:

•	Aircraft Wiring Manual

•	Aircraft Schematic Manual

•	Aircraft Wiring Lists

2.1.4	Structural Repair Manual

This manual contains descriptive information for identification and repair of the Aircraft primary and secondary structure. This Manual will be in general accordance with ATA 100 Specification.

2.1.5	Non Destructive Testing Manual

This manual contains descriptive data and specific instructions concerning structural non destructive tests. This Manual will be in general accordance with ATA 100 Specification.

2.1.6	Illustrated Tools and Equipment Manual

This manual provides technical data sheets for all specific tool and equipment required for the maintenance and repair of the Aircraft. Standard tools and airport service equipment are not covered in this Manual that will be in general accordance with ATA 100 Specification.

2.1.7	Maintenance Planning Document and Maintenance Review Board Document

These documents will provide periodic maintenance requirements data necessary to plan and conduct the Aircraft maintenance checks and inspections. In addition, all the Airworthiness limitations will be grouped in one approved section.

2.1.8	Structural Repair Kits Manual (SRKM)

The SRKM is intended for use in identifying and provisioning parts required for aircraft repair in the event of damages caused by service vehicles, resulting from a crash. The SRKM covers all structure parts of defined zones and provides the kit list of parts.

2.1.9	Corrosion Prevention - Corrosion Inspection - Corrosion Findings (DPCICF)

This document is intended to provide with general information on corrosion in order to assist customers in easily finding out the relevant data necessary to develop and implement their maintenance program for corrosion and to take appropriate preventive and curative actions when necessary.

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2.2	Operational Manuals

2.2.1	Airplane Flight Manual

The Airplane Flight Manual is related to a specific airplane, whose model is specified on the heading page of the manual. It is approved by the Airworthiness Authorities.

2.2.2	Flight Crew Operating Manual

The Flight Crew Operating Manual only contains pages applicable to the Aircraft of the specific customer’s fleet. It gives the Aircraft technical, procedural and performance characteristics.

2.2.3	Check List

This manual provides in a condensed form the normal, abnormal and emergency procedures detailed in the Flight Crew Operating Manual.

2.2.4	Weight and Balance Manual

This manual specific to each Aircraft enables the operator to determine the centre of gravity in relation with the loading of the Aircraft. This manual will be in general accordance with ATA 100 Specification.

2.2.5	Master Minimum Equipment List

This list defines the components and the related conditions under which, when the components are defective, the Aircraft may be cleared for flight in accordance with Seller’s Airworthiness Authorities and EASA regulations.

2.2.6	Airport Planning

This manual prepared and issued according to Specification NAS 3601 indicates Aircraft characteristics data required for general airport planning information.

2.2.7	Crash Crew Chart

This chart provides the information required for Aircraft evacuation in the event of a crash.

2.3	Component Manuals

2.3.1	Overhaul Manuals/or Component Maintenance Manuals/Manufacturer

These manuals contain instructions concerning the overhaul and/or repair of components, together with the procedures for restoring such components to fully serviceable condition. These manuals will be in general accordance with ATA 100 Specification.

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2.4	Miscellaneous Documentation

2.4.1	Service Bulletins

This document will be in general accordance with ATA 100 Specification. Service Bulletins will be delivered as soon as practicable and will cover Seller’s designated changes on the Aircraft that affect any Aircraft delivered hereunder. A Service Bulletin Index will be supplied regularly.

2.4.2	List of Applicable Publications

This list is a record of the various Technical Publications with the date of the last valid revision.

2.5	Airworthiness Directives Information

Seller shall inform Buyer of any Airworthiness Directive possibly affecting the Aircraft as might be issued by any relevant Aviation Authority.

3	LIST OF MANUALS

The list of manuals to be supplied by Seller to Buyer is set forth in the tables hereafter.

3.1.1	Maintenance documentation

DESCRIPTION	[*****]

DVD-ROM PACKAGE: AMM (JIC+DO+TSM)
+ IPC + WDM (ASM+AWL+AWM)	[*****]

AIRCRAFT MAINTENANCE MANUALS
AMM/Job Instruction Cards	[*****]
AMM/Description Operation Manual	[*****]
AMM/Trouble Shooting Manual	[*****]

ILLUSTRATED PARTS CATALOG	[*****]
IPC ROW DATA (Text Editable)	[*****]

WIRING DIAGRAM MANUALS
WDM/Aircraft Wiring Manual	[*****]
WDM/Aircraft Schematic Manual	[*****]
WDM/Aircraft Wiring Lists	[*****]

(1)	Available in DVD Rom Format - includes ATR@Nav – ATR@Nav is subject to the signature of a specific licence agreement for exclusive use of ATR@Nav loading “Adobe Acrobat n@vigator”
(2)	Available in CD Rom Format – All files in Adobe Acrobat pdf format

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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3.1.2	Operational documentation

DESCRIPTION	[*****]

PACK OPS CD ROM: (AFM / FCOM / CL & QRH / WBM / MMEL)	[*****]

SET COCKPIT including AFM/FCOM/CL/WBM/MMEL	[*****]
AIRCRAFT FLIGHT MANUAL	[*****]
FLIGHT CREW OPERATING MANUAL	[*****]
CHECK LIST	[*****]
WEIGHT AND BALANCE MANUAL	[*****]
MASTER MINIMUM EQUIPMENT LIST	[*****]

(1)	Available in CD Rom Format- All files in Adobe Acrobat pdf format

MSN N°	TBD
Airline IATA Code & Designation	AD
Language	English
Authorities	DGAC
Weight Standard Unit (Kg & lb)	Kg

3.1.3	Various documentation

DESCRIPTION	[*****]

SERVICE BULLETINS PACK: (SB + CI + TI + SL)	[*****]

STRUCTURAL PACK (SRM+SRKM+NDTM+CPCICF)
STRUCTURAL REPAIR MANUALS	[*****]
STRUCTURAL REPAIR KIT MANUALS	[*****]
CORROSION PREV. / INSP. / FINDING	[*****]
NON-DESTRUCTIVE TESTING MANUAL	[*****]

PLANNING PACK (MPD + MRB)
MAINTENANCE PLANNING MANUALS	[*****]
MAINTENANCE REVIEW BOARD MANUAL	[*****]
MPD SPREADSHEET	[*****]
AMASIS Compatible - Excel 2000/2003 version

MISCELLANEOUS MANUALS (CLM+QEC+ITEM+AP+CMM/M)
COMPONENT LOCATION MANUAL	[*****]
QUICK ENGINE CHANGE BUILD-UP-GUIDE	[*****]
ILLUSTRATED TOOL AND EQUIPMENT MANUAL	[*****]
AIRPORT PLANNING MANUAL	[*****]
COMPONENT MAINTENANCE MANUAL / MANUFACTURER	[*****]
CRASH CREW CHART	[*****]
LIST OF APPLICABLE PUBLICATIONS	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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DESCRIPTION	TYPE C=Customized A=All Version	Paper Copies	Internet ATR|Doc	CD or DVD ROM copies (pdf)

CONTRACTUALS MANUALS (VD+VWM+VPSA)
VENDOR DIRECTORY	[*****]	[*****]	[*****]	[*****]
VENDOR WARRANTY MANUAL	[*****]	[*****]	[*****]	[*****]
VENDOR PRODUCT SUPPORT AGREEMT	[*****]	[*****]	[*****]	[*****]

(1)	Available in DVD Rom Format - All files in Adobe Acrobat pdf format
(2)	Available in CD Rom Format – All files in Adobe Acrobat pdf format

4	ACCESS TO MANUFACTURER’S DRAWINGS

4.1	Upon Buyer’s request stating the purpose of such request, Seller shall supply to Buyer on a [*****] basis any Aircraft drawing required for the troubleshooting and repair of the Aircraft (excluding however the manufacture of parts by Buyer) with its associated translation into English if applicable, subject to prior Seller’s shareholders consent. Seller shall endeavour its commercially reasonable efforts efforts to obtain this consent prior to the delivery of the first Aircraft on a once-for-all and not on a case-by-case basis and Seller’s shareholder’s consent may be provided in the form of a confidentiality agreement between Seller, Seller’s shareholders and Buyer.

4.2	Seller shall supply such drawings either by facsimile or in digital format by electronic mail, as may be appropriate, within [*****] hours, unless the issuance or the translation of those drawings require the verification by Seller’s design office, in which event such drawings shall be supplied not later than [*****] following Buyer’s request. Seller shall however endeavour its best efforts to supply such drawings within [*****] hours in case of AOG.

4.3	The use of such drawings by Buyer shall be on a confidential basis and limited to Buyer’s exclusive use in the troubleshooting and repair of the Aircraft (excluding however the manufacture of parts by Buyer) and to the period of time that the Aircraft are remaining in operation with Buyer. So long as Buyer shall not infringe upon Seller’s intellectual proprietary rights, Buyer shall not be bound to pay any royalties or fees for the use of such drawings. 4.4 All drawings supplied hereunder shall be furnished in strict confidentiality and Buyer shall commit to not disclose either externally or internally nor to copy any of such drawings without Seller’s prior written consent.

4.5	Seller acknowledges Buyer’s desire to have Aircraft drawings issued in electronic format. Such Aircraft drawings formats are not available today, but should these formats become available, Buyer shall have access to Aircraft drawings in electronic format [*****] and under the same conditions prevailing in this Clause 4.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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4.6	These provisions do not grant any warranty, express or implied, with respect to the quality, validity, or usefulness of such drawings. Seller, Seller’s shareholders, Seller’s suppliers and/or Seller’s shareholders’ suppliers shall not be liable for damages of any kind as a result of Buyer reliance on or use for the purposes stated herein of such drawings provided hereunder.

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APPENDIX G

ENGINEERING ASSISTANCE

1	TECHNICAL DESK ASSISTANCE

Seller shall provide Buyer with 24 hours per day, seven days a week, all year, inclusive of holiday periods, technical desk assistance on a [*****].

2	NO TECHNICAL OBJECTION & LIKE ADVICE

Supply of Non Technical Objections (“NTO”) and like advice shall be provided to Buyer on a [*****] for routine requests for up-to [*****] of engineering work.

For NTO and like advice requiring more than [*****] of engineering work, such engineering work will be charged to Buyer on the basis of conditions described in Clause 3 of this Appendix G.

Upon Buyer’s request, Airworthiness Authority approval shall be provided on a [*****] basis for all ATR provided interim and/or permanent dispositions

3	REPAIR DRAWING PRICE POLICY

3.1	Introduction

The structures engineering group provides 24 hours per day, seven days a week, all year, inclusive of holiday periods on-call service to assist the operators to solve problems in terms of:

•	Aircraft damage assessment

•	Providing responses to structural technical queries

•	Assisting in the use of the aircraft structural documentation

•	Providing repair solutions by means of repair instruction, sketch or drawing.

Buyer will be charged for all repair solutions to rectify structural dents, punctures, scratches, lightning strike damage, hail damage, corrosion, etc. except for those covered by the Aircraft Service Life Policy.

Once the classification of the requested repair solution and related lead-time have been requested by Buyer and agreed by Seller, Seller will make all efforts to meet the lead-time or the repair solution charges will be waived.

Seller shall continue to produce generic repairs and to update the Structural Repair Manual (SRM) with the objective to provide the operators as much autonomy as possible.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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3.2	Terms of Reference

The lead-time shall start from the receipt of a comprehensive damage report, and of the purchase order when applicable. It shall end when the repair solution has been made available to Buyer. When appropriate, a temporary repair solution shall be supplied.

The process shall include (as applicable) repair instruction, sketch or drawing and structural engineering support. When required the Airworthiness Authorities approval will be provided at a later time.

The level of priority associated to each type of repair solution shall be as follows, where working hours refer to Seller headquarters working hours:

Category		Definition	[*****]	[*****]
A	AOG	Customer’s request is required on an AOG basis, and lead-time for structural instruction completion is of 8 hours maximum.	[*****]	[*****]
B		Customer’s request is required on an AOG basis, but lead-time for structural instruction completion is over 8 hours.	[*****]	[*****]
C	Routine	Structural instruction is not required on an AOG basis, and requires less than 8 MH of engineering work.	[*****]	[*****]
D		Structural instruction is not required on an AOG basis, and requires more than 8 MH of engineering work.	[*****]	[*****]

According to the above classification tables, the following rates will apply:

Category	Charging rate – 2010 Economic Conditions

A	[*****]

B	[*****]

C	[*****]

D	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Buyer shall however be waived from any charge (either pursuant to B or D) above until [*****] after delivery of the last Firm Aircraft. For avoidance of doubt, any Option Aircraft or Additional Aircraft (as applicable) exercise pursuant to Appendices N (Option Aircraft) and O (Additional Aircraft) hereto will extend accordingly this [*****]

3.3	Limitations

If a repair instruction proves to be included in ATR technical publications as available to Buyer (including through on-line access), and thus Buyer’s request proves to be the result of inadequate use of such available ATR technical documentations, the charging rate for such repair instruction will be [*****] from the first hour spent by Seller engineering team. Seller shall however, during [*****] years following delivery of the first Used Aircraft, waive Buyer’s payment obligation for the [*****] engineering hours spend by Seller with respect any repair instruction, as requested by Buyer, that has proved to be included in ATR technical publications.

If Seller has reasonable grounds to believe that any request made by Buyer on an AOG basis could have been made on a routine basis, Seller shall be entitled to request to Buyer reasonable proof of the necessity to make such request on an AOG basis. Should Buyer fail to provide such proof in a form and substance reasonably satisfactory to Seller, then the charging rate for any such request unduly placed on AOG basis will be [*****] from the first hour spent by Seller engineering team.

4	PROCEDURE

During normal working hours, Buyer will have to directly contact Seller usual technical correspondent by phone. Outside normal working hours, Buyer will have to directly contact Seller Technical Desk by phone.

Any request shall be made official by faxing to Seller the description of the damage as set out on a specific repair solution request form.

Within the reaction time defined above, Seller shall have to acknowledge receipt of the request, ask for further information if necessary and propose temporary solution when applicable. Upon receipt of a comprehensive damage report, Seller shall fax the authorization for repair form completed, for Buyer agreement.

For chargeable repair solution, the clock guarantee lead-time will begin upon receipt of an official request from Buyer’s engineering team and a comprehensive damage report as confirmed by Seller. Buyer will follow-up with a purchase order within [*****] of the official engineering request.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

APPENDIX H

START-UP TEAM

1	FERRY FLIGHT & LINE TRAINING ASSISTANCE

1.1	At the delivery of the first Used Aircraft, Seller shall second to Buyer [*****] of its instructor pilots in order to perform the ferry flight of the first Used Aircraft and line training for a duration of [*****] per Firm Aircraft, that is for [*****] in total for the [*****] Firm Aircraft ordered hereunder.

Line training provides the opportunity for a flight crew to carry into practice the procedures and techniques learned during the ground and flying training sessions of a transition course. This is accomplished under the supervision of a crew member specifically nominated and trained for the task.

1.2	Ferry flight and line training assistance shall be limited to [*****] in total, notwithstanding any Option Aircraft or Additional Aircraft exercise pursuant to Appendices N (Option Aircraft) and O (Additional Aircraft) hereof.

However, on top of [*****] assistance referred to above, Seller shall also second to Buyer [*****] of its instructor pilots in order to perform the ferry flight of [*****] (either Used Aircraft or Aircraft). Buyer shall inform Seller with reasonable advance notice of its requirement for any ferry flight assistance.

1.3	At all times during the ferry flight and during line training, responsibility and liability for such flight and the operation of the Aircraft shall remain with Buyer and Buyer shall ensure that appropriate insurance cover, in a form reasonably satisfactory to Seller, is in place. The flight duty schedule of the flight crew member(s) must comply with the applicable French/European regulations

1.4	During ferry flight and line training, the cost of fuel, maintenance, landing and navigation fees shall [*****]

2	PILOTS START-UP TEAM

Seller shall provide to Buyer [*****] a start-up team of pilots according to the terms of this Clause 2, being understood that any such pilots will be supplied by Seller through third party service providers.

The pilots shall be qualified and experienced ATR 72-200 captains that will fly Buyer’s Used Aircraft during revenue service and that will be made available to Buyer at Buyer’s main base or at any other Buyer’s base for [*****] per Firm Aircraft, that is for the [*****] Firm Aircraft ordered hereunder in the quantities and during the period set out below:

(i)	[*****] each following delivery of the first Used Aircraft to Buyer; and

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

(ii)	Thereafter, [*****] each (following the period mentioned in Clause 2 (i) above); and

(iii)	Thereafter, [*****] each (following the period mentioned in Clause 2 (ii) above).

Start-up team pilot assistance shall be limited to [*****] in total notwithstanding any Option Aircraft or Additional Aircraft exercise pursuant to Appendices N (Option Aircraft) and O (Additional Aircraft) hereof.

3	AIRCRAFT MAINTENANCE START-UP TEAM

Seller shall provide to Buyer [*****] a start-up team of aircraft maintenance engineers according to the terms of this Clause 3, being understood that any such maintenance engineers will be supplied by Seller through third party service providers.

This team of qualified airframe / powerplant and / or avionics / electrics experienced on the ATR72 will ensure smooth introduction and operation of the ATR 72 aircraft into Buyer’s fleet and will be made available to Buyer at Buyer’s main base or at any other Buyer’s base in the quantities and during the period set out below:

(i)	[*****] each following delivery of the first Used Aircraft to Buyer; and

(ii)	Thereafter, [*****] after delivery of the last Firm Aircraft hereunder.

Start-up team maintenance engineers assistance shall be limited to [*****] notwithstanding any Option Aircraft or Additional Aircraft exercise Appendices N (Option Aircraft) and O (Additional Aircraft) hereof.

The maintenance engineer start-up team will provide assistance and additional training / on the job support to Buyer’s maintenance personnel. Maintenance activities could include:

(i)	Completion of schedule and unscheduled maintenance on the Aircraft in accordance with applicable Buyer’s approved maintenance program;

(ii)	Assistance in maintenance planning and logistics, working closely with Buyer’s personnel to provide them experience and skills to acquire rapidly necessary autonomy in different areas of aircraft maintenance, particularly for line activities and type “A” airframe visits.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

4	ADDITIONAL START-UP ASSISTANCE

4.1	Additional Start-Up Assistance

Seller shall also provide to Buyer [*****] the following start-up assistance:

(i)	Secondment at Buyer’s main base of an operations engineer for [*****] in total, with the objective of assisting Buyer in building performance charts and other performance related procedures;

(ii)	Secondment at Buyer’s main base of an maintenance program engineer for [*****] in total, with the objective of assisting Buyer in building its maintenance program for either (or both) the Used Aircraft or the ATR 72-600 Aircraft; and

(iii)	Secondment at Buyer’s main base of a spare engineer for [*****] in total, with the objective of assisting Buyer in placing spares purchase orders and other related procedures.

The timing on which Seller shall provide such assistance shall be further agreed by the parties, being understood that (a) each of the above assistance periods may be split in two or more periods provided that the cumulated total of the assistance does not exceed the above mentioned [*****] total period, and (b) the above assistance may be available to Buyer starting from the delivery of the first Used Aircraft, should Buyer so request.

4.2	Vendors Field Service Assistance

Starting from receipt by Buyer of the first Aircraft, Seller shall arrange to procure routine visits and during the first Hot Section Inspection (HSI) by competent representatives of the Engine manufacturer.

When necessary, routine visits will also be arranged for representatives of major vendors.

5	START-UP PACKAGE ADJUSTMENT

5.1	The composition of the start-up team shall be subject to further joint detailed review and discussion between Seller and Buyer’s personnel.

5.2	Should Buyer elect to remove any service from the start-up package set forth in this Appendix H, then Seller [*****] according to the rates set forth in Exhibit A to this Appendix H.

The [*****] shall be available to Buyer for the [*****]

5.3	Should Buyer elect for the [*****] it shall be available to Buyer upon each Aircraft delivery and for [*****]

6	INDEMNITY AND INSURANCE

BUYER SHALL INDEMNIFY AND HOLD HARMLESS SELLER, SELLER’S EMPLOYEES AND SUBCONTRACTORS AGAINST ALL LIABILITIES, DAMAGES, LOSSES AND JUDGMENTS, COSTS, ATTORNEYS’ FEES AND OTHER EXPENSES RELATIVE THERETO WHICH MAY BE ASSERTED, ASSESSED OR ACCRUED AGAINST SELLER AND ITS EMPLOYEES OR SUBCONTRACTORS BY REASON OF INJURY TO OR DEATH OF BUYER’S

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

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PERSONNEL ARISING OUT OF OR IN CONNECTION WITH THE PRESENT CLAUSE, EXCEPT TO THE EXTENT OF SELLER’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

SELLER SHALL INDEMNIFY AND HOLD HARMLESS BUYER AND BUYER’S EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES AND JUDGMENTS, COSTS, ATTORNEYS’ FEES AND OTHER EXPENSES RELATIVE THERETO WHICH MAY BE ASSERTED, ASSESSED OR ACCRUED AGAINST BUYER, ITS EMPLOYEES AND SUBCONTRACTORS BY REASON OF INJURY TO OR DEATH OF SELLER’S EMPLOYEES ARISING OUT OF OR IN CONNECTION WITH THE PRESENT CLAUSE EXCEPT TO THE EXTENT OF BUYER’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

IN THE EVENT ANY CLAIM IS MADE OR SUIT IS BROUGHT AGAINST EITHER PARTY FOR DAMAGES, FOR DEATH OR INJURY, THE PARTY AGAINST WHOM CLAIM IS MADE OR SUIT IS BROUGHT, SHALL PROMPTLY GIVE NOTICE TO THE OTHER PARTY AND THE LATTER SHALL HAVE THE RIGHT TO SUPERVISE AND CONDUCT THE DEFENCE THEREOF, OR TO EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER.

BUYER SHALL BE SOLELY LIABLE FOR, AND SHALL INDEMNIFY AND HOLD HARMLESS SELLER, ITS OFFICERS, AGENTS, EMPLOYEES AND SUBCONTRACTORS FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES FOR ALL INJURIES TO AND DEATH OF PERSONS AND FOR LOSS OF OR DAMAGE TO PROPERTY, HOWSOEVER ARISING OUT OF OR IN CONNECTION WITH THE SERVICES UNDER THIS APPENDIX, EXCEPT WHERE IT ARISES FROM THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF SELLER, ITS OFFICERS, AGENTS AND SUBCONTRACTORS. IN PROVIDING SUCH SERVICES, SELLER’S EMPLOYEES AND SUBCONTRACTORS ARE DEEMED TO BE ACTING IN AN ADVISORY CAPACITY ONLY AND SOLELY WHERE ANY LIABILITY IS INVOLVED, SHALL THEY BE DEEMED TO ACT AS BUYER’S EMPLOYEES OR AGENTS EITHER DIRECTLY OR INDIRECTLY.

FOR THE FERRY FLIGHT, LINE TRAINING AND PILOT ASSISTANCE SET OUT IN CLAUSE 1 AND 2 OF THIS APPENDIX H, BUYER SHALL (1) INDEMNIFY AND WAIVE ANY RIGHTS OF RECOURSES AGAINST SELLER AND ITS SUBCONTRACTORS IN RESPECT OF HULL ALL RISKS INSURANCE POLICY AND (2) NAME SELLER AND ITS SUBCONTRACTORS AS ADDITIONAL INSURED IN RESPECT OF THIRD PARTIES AND/OR PASSENGERS AND/OR FREIGHT LIABILITY RISKS.

BUYER SHALL DELIVER TO SELLER A CERTIFICATE OF INSURANCE EVIDENCING THE COVERAGE REQUIRED BY THIS CLAUSE.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

EXHIBIT A TO

APPENDIX H - CLAUSE 5

START-UP TEAM CONVERSION RATES

Start-Up Team	Contract Section	Minimum Quantity to be Supplied	Start-Up Conversion Credit / Unit

Pilot Training Assistance

Ferry Flight & Line Training Assistance
ATR Instructors Lease	Appendix H - 1	[*****]	[*****]
ATR Instructors Accomodation	Appendix H - 1	[*****]	[*****]
ATR Instructors One Way Tickets	Appendix H - 1	[*****]	[*****]
Pilot Start-Up Team
Flying Captain Assistance	Appendix H - 2	[*****]	[*****]
Flying Captain Accomodation	Appendix H - 2	[*****]	[*****]
Flying Captain Return Tickets	Appendix H - 2	[*****]	[*****]

Maintenance Training Assistance

Mechanics Start-Up Team
Maintenance Engineer Assistance	Appendix H - 3	[*****]	[*****]
Maintrenance Engineers Accomodation	Appendix H - 3	[*****]	[*****]
Maintenance Engineer Return Tickets	Appendix H - 3	[*****]	[*****]

Other Assistance

Operations Engineer Assistance
Operations Engineer Assistance	Appendix H - 4.1 (i)	[*****]	[*****]
Operations Engineer Accomodation	Appendix H - 4.1 (i)	[*****]	[*****]
Operations Engineer Return Tickets	Appendix H - 4.1 (i)	[*****]	[*****]
Maintenance Program Engineer Assistance
Maintenance Program Engineer Assistance	Appendix H - 4.1 (ii)	[*****]	[*****]
Maintenance Program Engineer Accomodation	Appendix H - 4.1 (ii)	[*****]	[*****]
Maintenance Program Engineer Return Tickets	Appendix H - 4.1 (ii)	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

APPENDIX I

FIELD SERVICE

1	Seller shall provide [*****] to Buyer the assistance of [*****] per Aircraft.

This CSR will be available at Buyer’s main base as from the delivery of the first (1st) Used Aircraft and, based on the proposed Delivery Schedule and based an order of [*****] Firm Aircraft, will stay at Buyer’s main base until [*****] months after delivery of the last Aircraft hereunder. For the avoidance of doubt, any Option Aircraft or Additional Aircraft (as applicable) exercise pursuant to Appendices N (Option Aircraft) and O (Additional Aircraft) hereof will generate an additional [*****] CSR assistance per exercised Option Aircraft or Additional Aircraft (as applicable).

2	The CSR will have a wide experience in all fields in order to provide their know-how in (i) organization, (ii) logistics, (iii) communication and (iv) trouble shooting. The CSR will focus on:

(i)	Technical assistance (such as on job training for Buyer’s mechanics, usage of technical publications) but shall also be able to set-up all the communications with Seller product support and engineering directories.

(ii)	Buyer’s mechanics assistance for the trouble shooting and line maintenance of the Aircraft.

3	Buyer shall cause transportation to be made available for the CSR mentioned in Clause 1 of this Appendix I, at no cost to Seller, for work-related travel that have been previously mutually agreed by the CSR and Buyer. However, Seller shall pay the round trip air transportation charges of such CSR (for duty travel) between Toulouse France and Buyer’s main base.

4	Seller shall bear all expenses in connection with transport, subsistence, insurance and salary of such CSR. Buyer shall furnish, at no cost to Seller, suitable office space and facilities (telephone, telefax, copying machine, printer and the like) and secretarial services for business purposes only in order to enable Seller’s representative to fulfill its task properly.

5	Seller shall have the right to withdraw its assigned personnel on short notice, if conditions arise which are dangerous to their safety or health, or which prevent them from fulfilling their contractual tasks.

6	Indemnity

BUYER SHALL BE SOLELY LIABLE FOR, AND SHALL INDEMNIFY AND HOLD HARMLESS SELLER, ITS OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES FOR ALL INJURIES TO AND DEATH OF PERSONS AND FOR LOSS OF OR DAMAGE TO PROPERTY, HOWSOEVER ARISING OUT OF OR IN CONNECTION WITH THE SERVICES UNDER THIS APPENDIX, EXCEPT WHERE IT ARISES FROM THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF SELLER, ITS

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

Execution version

OFFICERS, AGENTS OR CSR’S. IN PROVIDING SUCH SERVICES, SELLER’S EMPLOYEES ARE DEEMED TO BE ACTING IN AN ADVISORY CAPACITY ONLY AND SOLELY WHERE ANY LIABILITY IS INVOLVED, SHALL THEY BE DEEMED TO ACT AS BUYER’S EMPLOYEES OR AGENTS EITHER DIRECTLY OR INDIRECTLY.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

APPENDIX J

TRAINING

1	GENERAL

1.1	Seller shall provide, [*****], thorough training for Buyer’s personnel as set out in this Appendix J.

For the avoidance of doubt, any training service set forth in this Appendix J for which available quantities are expressed on a per Aircraft basis shall also be supplied to Buyer under such per Aircraft quantities for any exercised Option Aircraft or exercised Additional Aircraft (as the case may be) pursuant to Appendix N (Option Aircraft) or O (Additional Aircraft) hereof.

1.2	The training services set forth herein below will be conducted at Seller’s training school being ATC facilities in Toulouse (France) unless otherwise specified herein.

Seller’s training school must have JAR-FCL approved training certificate (FTO or TRTO in accordance with JAR-FCL 1.055) and all instructors must have JAR-FCL certificate. The flight examination instructor must be JAR-FCL authorized.

1.3	Crew and ground staff training relating to any Aircraft may be performed from [*****] prior to the Delivery of any such Aircraft until [*****] after delivery of the last Aircraft covered by this Contract.

1.4	The courses will be scheduled on mutually agreed plans to be discussed in a training conference (the “Training Conference”) to be held as soon as practicable after signature of this Contract and in all cases before the first course commences. The Training Conference shall detail and validate the training courses provided by Seller in Clause 3 below.

In addition Buyer shall be entitled to request to Seller to exchange courses set out in Clause 3 of this Appendix J by other training courses of equivalent value proposed by Seller’s Training School based upon the Seller’s Training School catalogue price in force at the time such exchange is requested.

1.5	For the purpose of this Appendix J, a “Conversion Training Course” means a training course for pilots, who have obtained a type certificate for a Transport Category aircraft prior to commencement of the course at the Seller’s Training School.

2	COURSE QUALIFICATION

2.1	Buyer warrants that the trainees which shall be enrolled for training pursuant to the provisions hereof shall be able to fully understand written and spoken English. The trainees participating in the Conversion Training Courses shall have the prerequisite Turboprop Transport Category experience in order to attend the Conversion Training Courses.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

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2.2	It is clearly understood and agreed that the courses provided by ATR Training Centre (“ATC”) to Buyer are Conversion Training Courses.

In the event that a trainee enrolled on a Conversion Training Course lacks the necessary entry-level preparation, the trainee shall, after consultation with Buyer, either be cycled through an appropriate entry level training program or be withdrawn from the program. All cost associated with such entry level training program together with those associated with the cancellation of the scheduled Conversion Training Course shall be borne [*****] upon the furnishing of appropriate invoices by ATC.

2.3	In fulfilment of its obligations to provide training courses hereunder, Seller’s training school shall deliver to trainees a certificate of satisfactory completion at the end of such courses. This certificate does not constitute satisfaction or qualification by any official civil aviation authority but may be presented to any such authority as confirmation of satisfactory completion of Seller’s training course.

2.4	Prior to the commencement of a course, Buyer shall provide Seller’s training school with an attendance list of the trainees to be enrolled for each course and the validated performance of each trainee and any further information that ATC may require. It is understood between Buyer and Seller that Seller’s standard courses are designed and approved to bring Turboprop Transport specialists to a professional knowledge of the ATR aircraft. Seller shall not be held liable for the unsatisfactory performance of any individual trainee for whatever reason.

3	TRAINING COURSES

3.1	Flight Crew Training

Flight Crew training services will include the following:

3.1.1	ATR Flight Crew Standard Course (Type Rating) for [*****] per Aircraft, that is for [*****] in total for the twenty (20) Firm Aircraft ordered hereunder.

This training program is a [*****] training course that shall consist of a standard course as follows:

(1)	Ground training Instruction: [*****]

(2)	Synthetic Flight Training / FFT: [*****]

(3)	Synthetic Flight Training / FFS: [*****]

(4)	1 flight consisting of [*****] per pilot.

As prerequisites, each captain must hold a current Airlines Transport Pilot Licence and should be in a position to justify having flown at least [*****] (or equivalent) and [*****] in a turbo-prop aircraft. The co-pilot shall be required to hold a current commercial pilot’s license with instrument rating and multi-engine rating. Each pilot shall have crew co-ordination ability.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

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Each crewmember should have been qualified and served in the same capacity on another aircraft in the same group as the Aircraft (JAR 25/FAR 25 approved) within the last twelve months following the beginning of the training program. Trainees who do not meet such requirements must obtain a written approval from the Seller’s training centre manager.

The flight training phase shall be performed on Buyer’s own aircraft after delivery (or if not possible for practical reasons to have such flight training in Toulouse on Buyer’s Aircraft, Seller may decide by itself to use any other similar ATR aircraft available in France). Seller shall provide [*****], the services of flight instructors and the line maintenance which shall include servicing and pre-flight checks. Buyer shall at its own expense, provide spare parts, as required, shall bear the cost of fuel and landing fees and shall contract third party liability insurance coverage, in a form reasonably satisfactory to Seller.

It shall be responsibility of Buyer to obtain any authorisations and validations of flight instructors’ licenses as may be required by the aviation authority having jurisdiction over the Aircraft.

3.1.2	ATR Type Rating Instructor (“TRI”) training for [*****] in total for the [*****] Firm Aircraft ordered hereunder.

This TRI Training Course will be spread over [*****] and shall consist of an initial course as follows:

(1)	Phase 1 – Ground Course:	[*****]

(2)	Phase 2 – Simulator Instruction:	[*****]

(3)	Phase 3 – Airborne Instruction	[*****]
[*****]

TRI Module 1 training may be performed at Buyer’s main base by an ATR instructor. In such a case, Buyer shall supply suitable classroom(s) and IT means and the ATR instructor’s travelling, living and any such similar expenses (in accordance with Seller’s prevailing travelling policy) shall be borne [*****].

Nb: Flight Instructors have to be approved by the local authority in order to become Check Pilots.

3.2	Cabin Attendant Training

Cabin Crew training services will include the following:

3.2.1	ATR Flight Attendant Instructor Training for [*****] Buyer’s flight attendant instructor per Aircraft, that is for [*****] flight attendant instructors in total for the [*****] Firm Aircraft ordered hereunder

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

The proposed Flight Attendant Instructor Training course is [*****] training course.

Cabin crew training may be performed at Buyer’s main base on Buyer’s Aircraft by an ATR instructor. In such a case, Buyer shall supply suitable classroom(s) and IT means and the ATR instructor’s travelling, living and any such similar expenses (in accordance with Seller’s prevailing travelling policy) shall be borne [*****].

3.3	Mechanics Training

Mechanics training services will include the following PART 147 training:

3.3.1	ATR Mechanics / Electrics T1 maintenance course (theoretical / module 1 / module 2) for [*****] Firm Aircraft ordered hereunder.

The proposed T1 modules – theoretical, 1 (simulator) and 2 (on job training) – maintenance courses are respectively [*****] training courses.

They are addressed to B1 category maintenance personnel who are required to issue certificates for release to service following line and base maintenance including aircraft structure, power plants, mechanical and electric systems and replacement of avionics LRU, requiring simple tests to prove their serviceability.

3.3.2	ATR Avionics T1 additional modules maintenance course (theoretical / module 1 / module 2) for [*****] Firm Aircraft ordered hereunder.

The proposed T1 additional modules – theoretical, 1 (simulator) and 2 (on job training) – maintenance courses are respectively [*****] training courses.

They are addressed to maintenance personnel who are wishing to get upgraded from category B1 to category B2 with an additional training covering the avionics systems at level III.

3.3.3	ATR T4 Base Maintenance Certifying Engineer course for [*****] Firm Aircraft ordered hereunder.

The proposed T4 course is a [*****] training courses based on CBT training.

It is addressed to maintenance supervisors who are required to issue certificates of release to service following line and base maintenance for the Aircraft.

T1 theoretical module, T1 additional theoretical module and T4 training may be performed at Buyer’s main base by an ATR instructor. In such a case, Buyer shall supply suitable classroom(s) and IT means and the ATR instructor’s travelling, living and any such similar expenses (in accordance with Seller’s prevailing travelling policy) shall be borne [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

Mechanics training services will also include the following non PART 147 training:

3.3.4	ATR Engine Run-up maintenance course for [*****] Buyer’s mechanics per Aircraft, that is for [*****] mechanics in total for the [*****] Firm Aircraft ordered hereunder.

The proposed training course is a [*****] training course performed on simulator only.

As a prerequisite to enrolment on the courses outlined in this Clause 3.3, trainees must have a sound practical background in aircraft maintenance.

Seller shall be entitled to regroup in the same course, trainees from different Buyers.

For courses requesting a PART 147 approval, the trainees shall be in compliance with PART 147 prerequisites, which shall be provided, upon Buyer’s request, by ATC.

3.4	Ground Staff Training

Seller shall provide Buyer the following ground staff courses

3.4.1	System General Familiarization training (duration: [*****]) for up to [*****] of Buyer’s management members in total;

3.4.2	Performance & Flight Planning training (duration: [*****] for [*****] Buyer’s ground staff member per Aircraft, that is for [*****] ground staff members in total for the [*****] Firm Aircraft ordered hereunder;

3.4.3	Weight & Balance training (duration: [*****]) for [*****] Buyer’s ground staff member per Aircraft, that is for [*****] ground staff members in total for the [*****] Firm Aircraft ordered hereunder;

3.4.4	FOS training (duration: [*****]) for [*****] Buyer’s ground staff member per Aircraft, that is for [*****] ground staff members in total for the [*****] Firm Aircraft ordered hereunder.

Ground staff training may be performed at Buyer’s main base by an ATR instructor. In such a case, Buyer shall supply suitable classroom(s) and IT means and the ATR instructor’s travelling, living and any such similar expenses (in accordance with Seller’s prevailing travelling policy) shall be borne [*****].

4	SOFTWARE TOOLS & WEB TRAINING

4.1	ATR Course Software (“ACOS”) or successor software

Seller shall deliver to Buyer on a [*****] basis for use in Buyer’s own training program [*****] training center licence (allowing simultaneous connection of up to [*****]) of the ATR Course Software (ACOS) incorporating all modules (Pilot, Flight Attendant and Maintenance) in the ATR 72-600 version.

Seller shall also provide Buyer with the first annual revision service of such software.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

Execution version

The ACOS software is a state-of-the-art program for Pilots, Mechanics and Flight Attendants. It benefits from the use of the latest PC technologies in terms of interactivity, video integration, sounds and ergonomics. However, Seller reserves the right to replace the ACOS software by any state of the art CBT software of similar or higher standard it may develop prior to the delivery of the Aircraft.

4.2	Web Training Software

Seller is currently developping a Web Based Trainer allowing as many users as selected by Buyer to use Computer Based Training through internet. The use of such Web Based Trainer could perfectly supplement the ACOS (or its successor) software to be furnished hereunder for installation on Buyer’s training academy server.

The usage of the above Web Based Trainer shall be granted to Buyer [*****]

4.3	Flight Operation Software (“FOS”)

Seller shall provide Buyer [*****] FOS modules 1 (Take-off & Landing Charts), 2 (In Flight Performance) and 4 (En Route Net Flight Path) for the ATR 72-600 version.

The above FOS license may be installed on [*****] for the exclusive use of Buyer’s personnel.

5	TRAINING PACKAGE ADJUSTMENT

5.1	The training package set forth in Clause 3 of this Appendix J may be adjusted within the limit of the total amount to reflect actual requirements of Buyer.

5.2	Should Buyer elect to remove any service from the training package set forth in Clause 3 of this Appendix J, then Seller shall [*****] to the rates set forth in Exhibit A to this Appendix J, and provided that a minimum training package is supplied by Seller to Buyer, as detailed in Exhibit A to this Appendix J.

The [*****] shall be available to Buyer for [*****]

5.3	Should Buyer elect for the [*****], it shall be available to Buyer upon each Aircraft delivery and [*****] for each such individual Aircraft.

6	INDEMNITY AND INSURANCE

BUYER SHALL INDEMNIFY AND HOLD HARMLESS SELLER AND SELLER’S EMPLOYEES AGAINST ALL LIABILITIES, DAMAGES, LOSSES AND JUDGEMENTS, COSTS, ATTORNEYS’ FEES AND OTHER EXPENSES RELATIVE THERETO WHICH MAY BE ASSERTED, ASSESSED OR ACCRUED AGAINST SELLER AND ITS EMPLOYEES BY REASON OF INJURY TO OR DEATH OF BUYER’S PERSONNEL ARISING OUT OF OR IN CONNECTION WITH THE PRESENT CLAUSE, EXCEPT TO THE EXTENT OF SELLER’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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SELLER SHALL INDEMNIFY AND HOLD HARMLESS BUYER AND BUYER’S EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES AND JUDGMENTS, COSTS, ATTORNEYS’ FEES AND OTHER EXPENSES RELATIVE THERETO WHICH MAY BE ASSERTED, ASSESSED OR ACCRUED AGAINST BUYER AND ITS EMPLOYEES BY REASON OF INJURY TO OR DEATH OF SELLER’S EMPLOYEES ARISING OUT OF OR IN CONNECTION WITH THE PRESENT CLAUSE EXCEPT TO THE EXTENT OF BUYER’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

IN THE EVENT ANY CLAIM IS MADE OR SUIT IS BROUGHT AGAINST EITHER PARTY FOR DAMAGES, FOR DEATH OR INJURY, THE PARTY AGAINST WHOM CLAIM IS MADE OR SUIT IS BROUGHT, SHALL PROMPTLY GIVE NOTICE TO THE OTHER PARTY AND THE LATTER SHALL HAVE THE RIGHT TO SUPERVISE AND CONDUCT THE DEFENCE THEREOF, OR TO EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER.

BUYER SHALL BE SOLELY LIABLE FOR AND HEREBY INDEMNIFIES AND HOLDS HARMLESS SELLER, ITS OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES FOR LOSS OF OR DAMAGE TO PROPERTY HOWSOEVER ARISING OUT OF OR IN CONNECTION WITH ANY SUCH TESTS, CHECK OUT AND CONTROLS UNDER THIS CLAUSE ARISING AFTER DELIVERY OF THE AIRCRAFT, EXCEPT WHERE IT ARISES FROM THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF SELLER, ITS OFFICERS, AGENTS AND SUBCONTRACTORS. IN PERFORMING SUCH TESTS, CHECK OUTS AND CONTROLS.

FOR THE FLIGHT TRAINING PERIOD AS DESCRIBED IN SUB-CLAUSES 3 OF THIS APPENDIX J, BUYER SHALL (1) INDEMNIFY AND WAIVE ANY RIGHTS OF RECOURSES AGAINST SELLER AND ITS SUBCONTRACTORS IN RESPECT OF HULL ALL RISKS INSURANCE POLICY AND (2) NAME SELLER AND ITS SUBCONTRACTORS AS ADDITIONAL INSURED IN RESPECT OF THIRD PARTIES AND/OR PASSENGERS AND/OR FREIGHT LIABILITY RISKS.

BUYER SHALL DELIVER TO SELLER A CERTIFICATE OF INSURANCE EVIDENCING THE COVERAGE REQUIRED BY THIS CLAUSE.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

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EXHIBIT A TO

APPENDIX J - CLAUSE 5

START-UP TEAM CONVERSION RATES

Training Package	Contract Section	Minimum Quantity to be Supplied	Training Conversion Credit / Unit

Flight Crew Training
ATR 72-600 Transition Training (5 weeks)	Appendix J - 3.1.1	[*****]	[*****]
ATR 72-600 Type Rating Instructor Course	Appendix J - 3.1.2	[*****]	[*****]
ATR 72-600 Aircraft Renting (TRI Course)	Appendix J - 3.1.2	[*****]	[*****]

Cabin Crew Training
Cabin Attendant Instructor Training	Appendix J - 3.2.1	[*****]	[*****]

Mechanics Training
T1 Avionics / Electrics Training	Appendix J - 3.3.1	[*****]	[*****]
T1 Difference Training	Appendix J - 3.3.2	[*****]	[*****]
Base Maintenance Certifying Training	Appendix J - 3.3.3	[*****]	[*****]
Engine Run-up Training	Appendix J - 3.3.4	[*****]	[*****]

Ground Staff Training
General Familiarization Course	Appendix J - 3.4.1	[*****]	[*****]
Performance & Flight Planning Training	Appendix J - 3.4.2	[*****]	[*****]
Weight & Balance Training	Appendix J - 3.4.3	[*****]	[*****]
FOS Training	Appendix J - 3.4.4	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

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APPENDIX K

PAYMENT INSTRUCTIONS

All payments due to Seller under this Contract shall be made to:

Bank	:	[*****]

Beneficiary	:	Avions de Transport Régional (ATR).

Bank Code	:	[*****]
Branch Code	:	[*****]

Account No	:	[*****]
Swift Code	:	[*****]

IBAN	:	[*****]

Reference	:	Sale of ATR 72-600 aircraft

Or such other account as Seller may notify in writing from time to time to Buyer at least [*****] prior to the date such payment is due

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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APPENDIX L

PERFORMANCE GUARANTEE

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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APPENDIX M

DISPATCH RELIABILITY GUARANTEE

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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APPENDIX N

OPTION AIRCRAFT

1	SCOPE

In consideration of Buyer purchasing from Seller the twenty (20) Firm Aircraft Buyer shall have the right to acquire up-to ten (10) optional new ATR 72-600 aircraft (the “Option Aircraft”) in addition to the twenty (20) Firm ATR 72-600 Aircraft [*****]

2	EXERCISE OF OPTION

2.1	Buyer shall notify Seller in writing, no later than [*****] prior to the scheduled delivery date as set forth in Clause 4 hereof (the “Option Notification Date”) of its intent to exercise the option to purchase any Option Aircraft.

2.2	Upon exercise of such option to purchase each Option Aircraft, Buyer shall pay the First Pre-Delivery Payment for such Option Aircraft as mentioned in clause 6.2.1 of this Contract, upon which payment such exercised Option Aircraft shall become an Aircraft for the purpose of this Contract and, unless specified otherwise, the terms and conditions of this Contract in respect of the Aircraft firmly ordered shall apply mutatis mutandis to such exercised Option Aircraft.

3	OPTION AIRCRAFT SPECIFICATION

The Option Aircraft shall be manufactured under the Specification.

4	OPTION AIRCRAFT DELIVERY

The Option Aircraft can be made available for delivery to Buyer according to the following delivery schedule:

Option Aircraft	Aircraft Number	Option Aircraft Scheduled Delivery Date

Option Aircraft N° 1	Aircraft N° 21	June 2013

Option Aircraft N° 2	Aircraft N° 22	July 2013

Option Aircraft N° 3	Aircraft N° 23	August 2013

Option Aircraft N° 4	Aircraft N° 24	September 2013

Option Aircraft N° 5	Aircraft N° 25	October 2013

Option Aircraft N° 6	Aircraft N° 26	November 2013

Option Aircraft N° 7	Aircraft N° 27	December 2013

Option Aircraft N° 8	Aircraft N° 28	January 2014

Option Aircraft N° 9	Aircraft N° 29	February 2014

Option Aircraft N° 10	Aircraft N° 30	March 2014

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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The provisions of Clause 9.2 to 9.5 of this Contract shall apply mutatis mutandis to any exercised Option Aircraft.

5	OPTION AIRCRAFT PRICE

The Option Aircraft shall be [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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APPENDIX O

ADDITIONAL AIRCRAFT

1	SCOPE

Seller hereby grants to Buyer the option to acquire up to a total of [*****] (the “Additional Aircraft”) in addition to the twenty (20) Firm Aircraft and to the ten (10) Option Aircraft.

2	EXERCISE OF PURCHASE RIGHTS

2.1	Buyer may at any time on or prior to December 31st, 2013 exercise its purchase right for any Additional Aircraft, subject to:

(i)	Buyer having no remaining right to exercise any Option Aircraft in accordance with Appendix N (Option Aircraft) hereof;

(ii)	Written notification (the “Purchase Right Exercise Notice”) by Buyer of such purchase right exercise including the Additional Aircraft scheduled delivery date sought by Buyer for such Additional Aircraft;

(iii)	Availability of aircraft at the scheduled delivery date requested by Buyer, being understood that should such Additional Aircraft delivery position requested by Buyer not being available, Seller shall propose to Buyer the next available ATR 72-600 delivery position.

2.2	Upon exercise of such purchase right for any Additional Aircraft, Buyer shall pay the First Pre-Delivery Payment for such Additional Aircraft as mentioned in clause 6.2.1 of this Contract (and other pre-delivery payments as they may fall due pursuant to Clause 6.2 of this Contract), upon which payment such exercised Additional Aircraft shall become an Aircraft for the purpose of this Contract and, unless specified otherwise, the terms and conditions of this Contract in respect of the Aircraft firmly ordered shall apply mutatis mutandis to such exercised Additional Aircraft

3	ADDITIONAL AIRCRAFT SPECIFICATION

The Additional Aircraft shall be manufactured under the Specification.

4	ADDITIONAL AIRCRAFT DELIVERY

4.1	Within [*****] from receipt from Buyer of the Purchase Right Exercise Notice for any Additional Aircraft, Seller shall notify to Buyer the effective delivery date for that Additional Aircraft (the “Additional Aircraft Scheduled Delivery Date”) in accordance with Clause 2 of this Appendix O.

4.2	The Additional Aircraft Scheduled Delivery Date so notified will be reserved for Buyer upon payment of the First Pre-Delivery Payment for that exercised Additional Aircraft.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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4.3	The provisions of Clause 9.2 to 9.5 of this Contract shall apply mutatis mutandis to any exercised Additional Aircraft.

5	ADDITIONAL AIRCRAFT PRICE

The Additional Aircraft shall be offered [*****]

In particular, [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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APPENDIX P

USED AIRCRAFT OPERATING LEASE TERMS

1.	LESSOR	:	AVIONS DE TRANSPORT REGIONAL, “Groupement d’Intérêt Economique” governed by the Laws of France, the head office of which is located at 1, Allée Pierre Nadot, 31712 BLAGNAC CEDEX, FRANCE, or any other company designated by Seller as owner of the Used Aircraft,

(hereinafter the “Lessor”).

2.	LESSEE	:	AZUL LINHAS AEREAS BRASILEIRAS S/A a company incorporated under the laws of Brazil, the registered office of which is located at Alameda Surubiju, 2010 – Alphaville Industrial, Barueri, SAO PAULO, BRAZIL,

(hereinafter the “Lessee”).

3.	AIRCRAFT	:	[*****] used ATR 72-200 bearing Manufacturer Serial Number MSN [*****] (or substitutes therefor) powered by two Pratt and Whitney PW124B engines, or any other used ATR aircraft that Seller may propose pursuant to the provisions of Section 16 of this Appendix P.

(individually or collectively the “Used Aircraft”)

The Used Aircraft shall be delivered in “as is, where is” and “fly away” conditions. However, the Used Aircraft shall be in the conditions outlined hereafter:

(i) Airworthy;

(ii) With all of the Aircraft equipment, components, systems, parts and each engine and propeller functioning and installed in accordance with manufacturers recommendations;

(iii) With an Export Certificate of Airworthiness issued by the French DGAC (or equivalent document);

(iv) In a condition qualifying for the issuance of a certificate of airworthiness by ANAC, subject always to such exemptions as might be granted by ANAC to issue such certificate of airworthiness (in particular with respect to FAR 121.344 requirements)

(v) In a clean condition by international standards allowing immediate commercial passengers operations;

The Operating Lease Agreements will contain detailed delivery conditions relating to panels, ceilings, floors, bins, etc … based on standard industry practices.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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(vi)	With [*****] passenger seats equipped with [*****] grey leather covers, and [*****] recovered carpets.

Seats types may be different from one Used Aircraft to the other. However, seats covers and carpets shall be made in identical material for all Used Aircraft.

(vii)	With exterior livery painted in Buyer’s livery to be communicated by Buyer to Seller not later than [*****] prior to the first Used Aircraft Delivery;

(viii)	With interior and exterior placards in English, except for those needing to be bilingual according to Brazilian regulations which shall be in Brazilian Portuguese / English;

(ix)	Weighed following painting in Buyer’s livery;

(x)	Equipped, where not already specified with ACAS Ch. 7, B-RNAV compliant GPS system coupled with EFIS, Single HF system and 2nd ADF;

(xi)	Embodied with all EASA Airworthiness Directives and mandatory Service Bulletins affecting the Aircraft and / or the engines issued prior to the delivery of each Used Aircraft and having a compliance date [*****] months after the delivery date of each such Used Aircraft (whichever is less);

(xii)	With no deferred maintenance or waivers;

(xiii)	With no temporary or time-limited structural repairs unless permanent repair is not available.

No special or unique inspection or check requirements which are specific to the Used Aircraft (as opposed to all aircraft of the same model) will exist with respect to the Aircraft so long as such unique inspection can be avoided by the execution of a permanent repair that is available;

(xiv)	Fresh from a recent [*****] and from any other airframe check of lower interval than those two checks;

(xv)	Clear for airframe structural checks (C check, 2 Ye / 4Ye / 8 Ye / 36,000 Cy inspection) having a compliance date falling within the [*****] each Used Aircraft (whichever is less).

An average annual utilisation of [*****] and [*****] shall be considered for the purpose of this Section D.3(xiv);

(xvi)	With a minimum of [*****] (whichever is the limiting factor) on the propellers, landing gear and other time (or life) limited components [*****] to the next scheduled overhaul (or replacement) unless mutually agreed otherwise.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Those time (or life) limited components for which the total limit is less than [*****] months shall have a minimum of [*****] remaining to the next overhaul (or replacement);

			(xvii)	With engines having elapsed less than [*****] since last Hot Section Inspection and less than [*****] since last Overhaul;

Each engine life limited part located in the hot section (including HP blades) of any engine shall have a minimum of cycles remaining equal to [*****] less the number of flight hours elapsed since the last Hot Section Inspection of that engine.

Each engines life limited part located in the cold section of any engine shall have a minimum of cycles remaining equal to [*****] less the number of flight hours elapsed since the last Overhaul of that engine.

A comprehensive borescope inspection of each Used Aircraft engine will be performed by Seller upon each relevant delivery.

			(xviii)	With brakes having an average over the Used Aircraft fleet of [*****] remaining;

			(xix)	With tyres having an average over the Used Aircraft fleet of [*****] remaining; and

			(xx)	Free and clear of any operational liens on Delivery.

After execution of the definitive Operating Lease Agreement(s), additional changes and in particular changes due to the further local Aviation Authority requirements may also be incorporated in the Used Aircraft specification upon terms and conditions to be agreed concerning the effect on performance, delivery dates and price of the Used Aircraft.

4.	OPERATING LEASE AGREEMENTS	:	The parties agree that the operating lease of the Used Aircraft remains subject to the negotiation and to the execution not later than [*****] prior to the Delivery Date of each Used Aircraft of a mutually satisfactory definitive operating lease agreement (with respect to each Aircraft the “Operating Lease Agreement” and collectively the “Operating Lease Agreements”), the basic terms and conditions of which are outlined below and that the lease of the Used Aircraft shall be effective only upon such execution.

5.	DELIVERY	:	The Used Aircraft shall be delivered to the Lessee according to the following schedule (the “Delivery Date”):

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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			–	One (1) in December 2010 : MSN 519

			–	One (1) in January 2011 : MSN 523

			–	The remaining six (6) between February and June 2011.

The exact Delivery Dates and the exact MSN will be notified to the Lessee as soon as practicable and at the latest at the stage of each Used Aircraft Operating Lease agreement negotiation.

Notwithstanding the above Delivery Date, and with the exception of the [*****] Used Aircraft, the Used Aircraft shall not be delivered earlier than [*****] after execution of the relevant Operating Lease Agreement.

The Used Aircraft shall be delivered to the Lessee at Toulouse (France) airport or any such other European airport as the Lessor may notify in writing to the Lessee.

6.	LEASE TERM	:	The lease period for the Used Aircraft shall be approximately [*****], depending on the Used Aircraft.

The Used Aircraft shall be returned to the Lessor according to the following schedule:

			–	Used Aircraft N°1 :	Upon delivery of Aircraft N°4 (scheduled for January 2012 according to the delivery Schedule set forth in Clause 9.1 of this Contract)

			–	Used Aircraft N°2 :	Upon Delivery of Aircraft N°6 (scheduled for March 2012 according to the delivery Schedule set forth in Clause 9.1 of this Contract)

			–	Used Aircraft N°3 :	Upon Delivery of Aircraft N°8 (scheduled for May 2012 according to the delivery Schedule set forth in Clause 9.1 of this Contract)

			–	Used Aircraft N°4 :	Upon Delivery of Aircraft N°9 (scheduled for June 2012 according to the delivery Schedule set forth in Clause 9.1 of this Contract)

			–	Used Aircraft N°5 :	Upon Delivery of Aircraft N°10 (scheduled for July 2012 according to the delivery Schedule set forth in Clause 9.1 of this Contract)

			–	Used Aircraft N°6 :	Upon Delivery of Aircraft N°11 (scheduled for August 2012 according to the delivery Schedule set forth in Clause 9.1 of this Contract)

			–	Used Aircraft N°7 :	Upon Delivery of Aircraft N°12 (scheduled for September 2012 according to the delivery Schedule set forth in Clause 9.1 of this Contract)

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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– Used Aircraft N°8 :	Upon Delivery of Aircraft N°13 (scheduled for October 2012 according to the delivery Schedule set forth in Clause 9.1 of this Contract)

			The Lessor reserves the right to select which specific MSN shall be returned [*****], subject to giving the Lessee a notice thereof at the latest on [*****]

7.	LEASE RENTALS	:	Rentals throughout the Lease Term of each Used Aircraft (the “Rents”) shall be [*****], prorated for a shorter period.

			All Rents payable hereunder shall be paid in [*****] and shall be net of withholding or any other tax or deduction.

			This is a net lease and the rights of the Lessor in and to the Rents shall be absolute and unconditional and shall not be subject to any reduction, set-off, defence, counterclaim or recoupment for any reason whatsoever.

8.	SECURITIES	:	8.1	Used Aircraft [*****]

				Buyer has already provided Seller in the form of [*****] in the amount of [*****] per Used Aircraft for each of the [*****] Used Aircraft.

				The Used Aircraft [*****] for any Used Aircraft shall be [*****] upon payment by the Lessee of the [*****] for that Used Aircraft pursuant to the relevant Operating Lease Agreement.

				The Used Aircraft [*****] will be the property of the Lessor and [*****] except as specifically provisioned under this Agreement.

			8.2	First Deposit

				Upon execution of the Operating Lease Agreement for any Used Aircraft, the Lessee shall provide the Lessor [*****] for that Used Aircraft.

				In case of Seller or any Seller’s subsidiary being the Lessor of any Aircraft (as opposed to a third party lessor that is unrelated to Seller), the [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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			8.3	Second Deposit

On or prior to the delivery of any Used Aircraft, the Lessee shall provide the Lessor [*****] in an amount equal to [*****].

			8.4	Security

The aggregate of [*****] for each Used Aircraft shall constitute [*****] upon such Used Aircraft delivery and shall be [*****] under the relevant Operating Lease Agreement.

If the Lessee fails to comply with any provision of the relevant Operating Lease Agreement or any event of default occurs and is continuing, the Lessor may immediately or at any time thereafter without prior written notice to the Lessee [*****]

			8.5	[*****]

At Buyer’s request, [*****]

9.	OPERATING COSTS	:	The lease of the Used Aircraft is on the basis of a net lease and the Lessee shall be responsible for all costs (save as agreed otherwise herein) associated with the delivery and redelivery, possession, insurance, operation, maintenance and use of the Used Aircraft including taxes, withholdings and duties of any kind.

The Lessor shall however be responsible for its own income taxes in any relevant jurisdiction.

10.	MAINTENANCE		10.1	General Principles

The Used Aircraft shall be maintained to the Lessee’s certification authority and country of register’s certification authority approved maintenance program by a maintenance contractor reasonably approved by the Lessor and at the expense of the Lessee.

In the event of the Lessee performing scheduled maintenance during the Lease Term on any Used Aircraft propeller, landing gear or

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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engine, the Lessor shall bear the cost of leasing a replacement propeller, landing gear or engine (as applicable, with the exception however of those engines that have been delivered to the Lessee fresh from HSI or overhaul). The Lessee shall however continue to pay to the Lessor Supplemental Rents for the hours accumulated on such propeller, landing gear or engine (as applicable).

Notwithstanding the above, the Lessor shall bear the cost of any Used Aircraft unscheduled airframe maintenance, if the reason of such maintenance is a defect existing on such Used Aircraft on or prior its delivery to the Lessee.

			10.2	Mandatory Modifications

The Used Aircraft shall be in compliance with all Airworthiness Directives and all Service Bulletins mandatory issued during the Lease Term affecting the Used Aircraft and having a compliance date within the lease term.

Should the Lessee be obliged to implement a mandatory modification on the Used Aircraft so as to conform with the above paragraph, then the Lessor shall make a contribution to the cost of such mandatory modification by payment to the Lessee of an amount equal to:

[*****]

11	[*****]	:	The Lessee shall pay [*****] to the Lessor each month [*****]

As a separate obligation, the Lessor shall make [*****] to the Lessee, upon submission by the Lessee to the Lessor of invoices evidencing [*****]

Payments of [*****] and of [*****] shall be governed by a [*****] (with respect to each Aircraft the [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Each [*****] shall be substantially the same (except for the specifics of each Used Aircraft such as MSN and delivery date) as the [*****] already executed by and between the Lessor and the Lessee for the [*****]

12.	INSURANCE	:	The Lessee shall at all times during the Lease Term and at its own expense maintain comprehensive airline liability insurance, including passenger, baggage, cargo and Airline General Third Party Legal Liability, all risks hull and hull war, confiscation, nationalization, expropriation, political risk and related perils. The Lessor shall be named as additional insured in respect of liability insurance and as sole loss payee with respect to the hull insurance.

With respect to all risks hull and war and allied perils insurance, the Lessor shall be the sole Loss Payee. Public Liability insurance shall have a minimum coverage of [*****]

13.	REGISTRATION	:	The Aircraft shall remain throughout the Lease Term under the Brazilian Register or under any other register that the Lessor in its sole discretion may approve, subject to the Lessee providing the appropriate securitization for de-registration purpose.

In this respect, a set of documents including but not limited to a de-registration power of attorney and a legal opinion shall be asked to be provided by the Lessee at Lessee’s cost within the lease documents in order to make the Lessor’s rights enforceable.

14.	RETURN CONDITIONS	:	The Aircraft shall be returned in Toulouse airport (France) or such other European airport as may be notified in writing by the Lessor to the Lessee.

The Aircraft shall be returned to the Lessor with a valid Export Certificate of Airworthiness or equivalent document issued by the certification authority of the country of registration and in a state and condition reflecting in essence the delivery conditions set forth in this Appendix P.

The Lessee shall however be waived from any minimum remaining life constraints affecting the airframe, the engines, the propellers, the landing gears and other time or life limited components.

15.	COSTS AND EXPENSES	:	The Lessor and the Lessee shall each be responsible for their own legal fees incurred in the negotiation of the Operating Lease Agreements.

The Lessee shall be responsible for all costs associated with perfecting the Lessor’s ownership interest and the Operating Lease Agreements in the state of registration, the state of habitual base of the Aircraft (and other states as appropriate given the operation of the Aircraft).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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The Lessee shall also be responsible for all costs incurred by the Lessor in connection with the enforcement of preservation of Lessor’s rights under the Operating Lease Agreements.

15.	GOVERNING LAW	:	Each of the Operating Lease Agreements and all operative documents shall be construed, governed by and performance thereof shall be determined in accordance with the laws of New York. Any dispute under the Operating Lease Agreements shall be submitted and finally resolved by the courts of the State of New York.

16.	USED AIRCRAFT	:	Seller reserves the right to [*****] being understood that (i) [*****] and (ii) [*****]
[*****]

In such an event, the provisions of this Appendix P shall remain valid.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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APPENDIX Q

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

CONFIDENTIAL TREATMENT REQUESTED

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[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

Execution version

APPENDIX R

FORM OF AIRCRAFT CERTIFICATE OF ACCEPTANCE

This Certificate of Acceptance is delivered on the date set forth below by CANELA INVESTMENTS LLC (the “Buyer”) to AVIONS DE TRANSPORT REGIONAL (the “Seller”), pursuant to an aircraft sale and purchase contract dated as of 15th December 2010 between Seller and Buyer (the “Contract”). Terms used in this Certificate of Acceptance shall have the meaning given to such terms in the Contract.

The Acceptance Flight Tests relating to the ATR 72-600 Aircraft, Manufacturer’s Serial Number [MSN], Registration Marks [    ], have been carried out at Seller’s delivery center located at Toulouse, France, on the [day]th day of [month] [year].

In view of said tests having been carried out with satisfactory results, CANELA INVESTMENTS LLC whose main address is at Corporation Trust Center, 1209 Orange Center, Wilmington, U.S.A, hereby irrevocably approves this Aircraft as being in conformity with the provisions of the aforesaid Contract.

Said Acceptance does not impair the rights that CANELA INVESTMENTS LLC may derive from the warranties granted by AVIONS DE TRANSPORT REGIONAL.

Made in Blagnac, on this [day]th day of [month] [year]

For and on behalf of

CANELA INVESTMENTS LLC

Name:

Title:

Signature:

Date:

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

Execution version

APPENDIX S

FORM OF AIRCRAFT BILL OF SALE

Know all men by these presents that the undersigned AVIONS DE TRANSPORT REGIONAL (“ATR”), a French “Groupement d’Intérêt Economique” whose registered address is 1, Allée Pierre Nadot - 31712 Blagnac Cedex, FRANCE, is the owner of the full legal and beneficial title of the following Aircraft:

MANUFACTURER OF AIRCRAFT	MANUFACTURER OF PROPULSION SYSTEM

ATR	PRATT & WHITNEY CANADA INC.

MODEL	MODEL

ATR 72-600	PW 127 M	- engines
	568F-1	- propellers

MANUFACTURER SERIAL NUMBER	MANUFACTURER SERIAL NUMBERS

[ ]	L/H engine:	[ ]
	R/H engine:	[ ]

	L/H propeller:	[ ]
	R/H propeller:	[ ]

REGISTRATION MARKS

[ ]

That such title to said Aircraft is free and clear of all mortgages or other encumbrances.

The Groupement d’Intérêt Economique AVIONS DE TRANSPORT RÉGIONAL whose registered office is situated at 1, Allée Pierre Nadot - 31712 BLAGNAC CÉDEX, FRANCE does this [day] day of [month] [year], sell, grant, transfer and deliver all of its above described right, title to the above described Aircraft together with all equipment installed therein unto CANELA INVESTMENTS LLC whose main address is at Corporation Trust Center, 1209 Orange Center, WILMINGTON, U.S.A and to its successors and assigns forever, said Aircraft to be registered as the property of CANELA INVESTMENTS LLC

In witness whereof, the present document has been executed by a duly authorized representative.

Made in Blagnac, on this [day] day of [month] [year]

For and on behalf of

AVIONS DE TRANSPORT REGIONAL

Name:

Title:

Signature:

ATR / Canela – Sale & Purchase Contract – 20 Firm + 20 Option ATR 72-600

DATED DECEMBER 22nd 2011

AVIONS DE TRANSPORT REGIONAL G.I.E.

as Seller

and

CANELA INVESTMENTS LLC

as Buyer

AMENDMENT AGREEMENT N°1

In respect of a

SALE AND PURCHASE CONTRACT

DATED DECEMBER 14th 2010

CONFIDENTIAL TREATMENT REQUESTED

Execution Version

THIS AMENDMENT AGREEMENT N°l is made on the 22nd day of December 2011.

BETWEEN:

(1)	AVIONS DE TRANSPORT REGIONAL, a “Groupement d’Interét Economique” governed by the laws of France, identified under number 323 932 236 RCS Toulouse, the head office of which is located at 1. Allée Pierre Nadot, 31712 BLAGNAC CEDEX, FRANCE (hereinafter referred to as “Seller”, which expression shall include its successors or permitted assignees unless the context otherwise requires) on the one part;

AND

(2)	CANELA INVESTMENTS LLC, a limited liability company organized and existing under the laws of Delaware, with its main address at Corporation Trust Center, 1209 Orange Center, Wilmington, U.S.A (hereinafter referred to as the “Buyer”).

WHEREAS

(1)	On December 14th 2010, Canela Investments LLC (the “Buyer”) and Avions de Transport Régional (the “Seller”) have entered into a sale and purchase contract (as amended and supplemented from time to time, the “Contract”) relating to the purchase of twenty (20) firm ATR 72-600 aircraft and up to twenty (20) optional ATR 72-600 aircraft (the “Aircraft”).

(2)	Buyer and Seller now wish to amend the terms of the Contract.

NOW THEREFORE,

for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1.	DEFINITIONS

1.1	All capitalised terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Contract.

2.	AMENDMENT TO CLAUSE 6 OF THE CONTRACT

2.1	In Clause 6.2.1.2 of the Contract, the words [*****] wherever they appear, shall be deleted and replaced by the words [*****]

3.	AMENDMENT TO APPENDIX J OF THE CONTRACT

3.1	In Clause 4.2 of Appendix J (Training) of the Contract, the last paragraph shall be deleted in its entirety and replaced by the following paragraph:

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – 20 Firm + 10 Option + 10 Additional ATR 72-600 Aircraft Sale and Purchase Contract – Amendment Agreement N°1	Page 2

CONFIDENTIAL TREATMENT REQUESTED

Execution Version

“The usage of the above Web Based Trainer shall be granted to Buyer [*****]

3.2	In Clause 4.3 of Appendix J (Training) of the Contract, the first paragraph shall be deleted in its entirety and replaced by the following paragraph:

“Seller shall provide Buyer [*****]

3.3	The following new clause 4.4 shall be added after Clause 4.3 of Appendix J (Training) of the Contract:

“4.4	Single-point Performance Software (“SPS”)

Seller shall provide Buyer [*****]

The above SPS license may be installed [*****]

4.	MISCELLANEOUS

4.1	This Amendment Agreement N°1 (the “Amendment Agreement N°l”) to the Contract (i) is an integral part thereof, (ii) is subject to all of the terms and conditions contained therein and (iii) evidences our further agreement with respect to the matters set forth below.

4.2	Unless the context otherwise requires, capitalised terms used herein and not otherwise defined in this Amendment Agreement N°1 shall have the same meanings ascribed to them in the Contract. In the event of contradiction between the terms of this Amendment Agreement N°1 and the terms of the Contract, the terms of this Amendment Agreement N°1 shall prevail.

4.3	Section headings and/or numberings are inserted for convenience only and shall not in any way affect the interpretation of this Amendment Agreement N°1 and/or of the Contract.

4.4	Seller hereby makes for the benefit of Buyer each of the representations made pursuant to Clause 25.3 of the Contract as of the date hereof with reference to the circumstances existing as of the date hereof

4.5	Buyer hereby makes for the benefit of Seller each of the representations made pursuant to Cause 25.4 of the Contract as of the date hereof with reference to the circumstances existing as of the date hereof.

4.6	The provisions of Clause 27 (Applicable Law & Arbitration) of the Contract shall apply mutatis mutandis to this Amendment Agreement N°1.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

ATR / Canela – 20 Firm + 10 Option + 10 Additional ATR 72-600 Aircraft Sale and Purchase Contract – Amendment Agreement N°1	Page 3

Execution Version

If the terms of this Amendment Agreement N°1 meet your approval please so indicate by signing in the space provided below.

For and on behalf of		For and on behalf of

CANELA INVESTMENTS LLC		AVIONS DE TRANSPORT REGIONAL
Signature:	/s/ Gerald B. Lee	Signature: /s/ J. Desbarats

Executed by:	Gerald B. Lee	Executed by: J. Desbarats
Title:	Managing Director	Title: SVP Commercials

Date:	December 22, 2011	Date: December 22nd, 2011

ATR / Canela – 20 Firm + 10 Option + 10 Additional ATR 72-600 Aircraft Sale and Purchase Contract – Amendment Agreement N°1	Page 4

DATED DECEMBER 4TH 2012

AVIONS DE TRANSPORT REGIONAL G.I.E.

as Seller

and

CANELA INVESTMENTS LLC

as Buyer

AMENDMENT AGREEMENT N°2

In respect of a

SALE AND PURCHASE CONTRACT

DATED DECEMBER 14th 2010

CONFIDENTIAL TREATMENT REQUESTED

Execution Version

THIS AMENDMENT AGREEMENT N°2 is made on the 4th day of December 2012.

BETWEEN:

(1)	AVIONS DE TRANSPORT REGIONAL, a “Groupement d’Interét Economique” governed by the laws of France, identified under number 323 932 236 RCS Toulouse, the head office of which is located at 1, Allée Pierre Nadot, 31712 BLAGNAC CEDEX, FRANCE (hereinafter referred to as “Seller”, which expression shall include its successors or permitted assignees unless the context otherwise requires) on the one part;

AND

(2)	CANELA INVESTMENTS LLC, a limited liability company organized and existing under the laws of Delaware, with its main address at Corporation Trust Center, 1209 Orange Center, Wilmington, U.S.A (hereinafter referred to as the “Buyer”).

WHEREAS

(1)	On December 14th 2010, Canela Investments LLC (the “Buyer”) and Avions de Transport Régional (the “Seller”) have entered into a sale and purchase contract (as amended and supplemented from time to time, the “Contract”) relating to the purchase of twenty (20) firm ATR 72-600 aircraft and up to twenty (20) optional ATR 72-600 aircraft (the “Aircraft”).

(2)	Buyer and Seller now wish to amend the terms of the Contract.

NOW THEREFORE,

for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1.	DEFINITIONS

1.1	All capitalised terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Contract.

2.	AMENDMENT TO APPENDIX O OF THE CONTRACT

2.1	In Clause 2.1 of Appendix O (Additional Aircraft) of the Contract, the words “December 31st, 2013” shall be deleted and replaced by the words “[*****]”.

3.	MISCELLANEOUS

3.1	This Amendment Agreement N°2 (the “Amendment Agreement N°2”) to the Contract (i) is an integral part thereof, (ii) is subject to all of the terms and conditions contained therein and (iii) evidences our further agreement with respect to the matters set forth below.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Execution version

3.2	Unless the context otherwise requires, capitalised terms used herein and not otherwise defined in this Amendment Agreement N°2 shall have the same meanings ascribed to them in the Contract. In the event of contradiction between the terms of this Amendment Agreement N°2 and the terms of the Contract, the terms of this Amendment Agreement N°2 shall prevail.

3.3	Section headings and/or numberings are inserted for convenience only and shall not in any way affect the interpretation of this Amendment Agreement N°2 and/or of the Contract.

3.4	Seller hereby makes for the benefit of Buyer each of the representations made pursuant to Clause 25.3 of the Contract as of the date hereof with reference to the circumstances existing as of the date hereof

3.5	Buyer hereby makes for the benefit of Seller each of the representations made pursuant to Cause 25.4 of the Contract as of the date hereof with reference to the circumstances existing as of the date hereof.

3.6	The provisions of Clause 27 (Applicable Law & Arbitration) of the Contract shall apply mutatis mutandis to this Amendment Agreement N°2.

If the terms of this Amendment Agreement N°2 meet your approval please so indicate by signing in the space provided below.

For and on behalf of		For and on behalf of

CANELA INVESTMENTS LLC		AVIONS DE TRANSPORT REGIONAL

Signature:	/s/ John Peter Rodgerson	Signature:	/s/ J. DESBARATS

Executed by:	John Peter Rodgerson	Executed by:	J. DESBARATS
Title:	Canela Investments, LLC	Title:	SVP COMMERCIAL
Managing Director

Date:	December 4th, 2012	Date:	December 4th, 2012